UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GE FUNDS

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GE FUNDS

GE U.S. EQUITY FUND

GE CORE VALUE EQUITY FUND

GE PREMIER GROWTH EQUITY FUND

GE SMALL-CAP EQUITY FUND

GE GLOBAL EQUITY FUND

GE INTERNATIONAL EQUITY FUND

GE FIXED INCOME FUND

GE GOVERNMENT SECURITIES FUND

GE SHORT-TERM GOVERNMENT FUND

GE TAX-EXEMPT FUND

GE TOTAL RETURN FUND

GE MONEY MARKET FUND

3001 Summer Street

Stamford, Connecticut 06905

SPECIAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

October [__], 2010

Dear Shareholder:

We are asking for your support for a series of proposals affecting your investment in one or more of the investment portfolios of the GE Funds (the “Trust”) listed above (each, a “Fund” and, collectively, the “Funds”). A special meeting of shareholders (the “Meeting”) of the Funds will be held to consider these proposals at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, on December [    ], 2010 at [10:00 a.m.] (Eastern Time).

At the Meeting, shareholders will be asked to consider and vote on a number of important proposals related to the management and administration of each Fund. For the reasons explained in detail in the accompanying proxy statement (the “Proxy Statement”), GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, and the board of trustees of the Trust (the “Board”) unanimously recommend that you vote in favor of each of the proposals.

Because the total assets managed by GEAM in the Funds have remained relatively small and have not grown to a substantial size, GEAM decided to discontinue its distribution activities for this retail-oriented part of its business and instead place even greater emphasis on its institutional investment management activities. GEAM considered various ways in which it could propose a termination or transition of its management, administrative and distribution responsibilities with respect to the Funds. Over several months, GEAM discussed with the Board possible alternative courses of action for the Funds and recommended that Highland Funds Asset Management, L.P. (“Highland”) become the investment adviser to the Funds, while GEAM would serve as the sub-adviser to all Funds other than GE Small-Cap Equity Fund. As a result, the Funds would become identified with a group of seven registered investment companies, known as the Highland Funds complex, advised by Highland Capital Management, L.P., a registered investment adviser that is under common control and shares personnel with Highland. These proposed arrangements are part of a transaction in which GEAM has agreed to sell to Highland the portion of GEAM’s business related to the Funds.

The Board believes that the Funds and their shareholders would receive the following potential benefits from the proposals:

•

Portfolio Management Continuity. The Funds would experience no disruption in day-to-day portfolio management because GEAM would serve as sub-adviser of the Funds, except with respect to GE Small-Cap Equity Fund for which Palisade Capital Management LLC and Champlain Investment Partners LLC, two of GE Small-Cap Equity Fund’s four current sub-advisers, would continue to serve as sub-advisers of that Fund.

•	Experienced Management. The Funds would benefit from Highland personnel’s experience in management and administration of registered investment companies.

•

No Increase in Management Fees. The Funds would benefit from the absence of any increase in total contractual advisory and administrative fee rates paid to Highland compared to those currently paid by the Funds to GEAM.

•

Greater Commitment to a Stronger Distribution Platform. Highland has the potential to be in a better position to provide a marketing and distribution platform for the Funds, possibly resulting in the Funds being offered to a wider group of potential investors. With potentially greater marketing and distribution opportunities, it is possible that Fund assets could increase, which may lead to stable, or possibly decreasing, total expense levels.

•

Flexible “Manager of Managers” Structure. The Funds would begin to benefit from a “manager of managers” structure that allows Highland, with the approval of the new board of trustees of the Trust, the flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without the expense and delay of obtaining shareholder approval (except in the case of GE Total Return Fund and GE Small-Cap Equity Fund, which already have this structure).

•

Experienced Fund Trustees. The Funds would benefit from having the same trustees as the Highland Funds complex, who have experience serving as trustees and directors of registered investment companies advised by Highland’s affiliated adviser.

•

Modernization of Policies. Modernizing certain of the Funds’ fundamental investment policies would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to mutual funds managed by GEAM or Highland’s affiliates. In addition, these changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities.

The enclosed Proxy Statement explains the proposals to be considered in greater detail. Please read it carefully. Although we hope that you can attend the Meeting in person, we urge you in any event to vote your shares at your earliest convenience in order to make sure that you are represented at the Meeting.

2

To ensure that your instructions are counted, please:

•	Mark your votes on the enclosed Proxy Card.

•	Sign and mail your Proxy Card promptly.

•	You may also vote by telephone or on the Internet.

Thank you for your prompt attention to this matter. If you have any questions about the proposals, please contact our proxy information line toll-free at 1-877-732-3614.

Sincerely,

Michael J. Cosgrove President of GE Funds

3

GE FUNDS

GE U.S. EQUITY FUND

GE CORE VALUE EQUITY FUND

GE PREMIER GROWTH EQUITY FUND

GE SMALL-CAP EQUITY FUND

GE GLOBAL EQUITY FUND

GE INTERNATIONAL EQUITY FUND

GE FIXED INCOME FUND

GE GOVERNMENT SECURITIES FUND

GE SHORT-TERM GOVERNMENT FUND

GE TAX-EXEMPT FUND

GE TOTAL RETURN FUND

GE MONEY MARKET FUND

3001 Summer Street

Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER [    ], 2010

To the Shareholders:

A special meeting of the shareholders (the “Meeting”) of each of the funds listed above (each a “Fund” and, collectively, the “Funds”), each a series of GE Funds (the “Trust”), will be held at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, on December [    ], 2010 at [10:00 a.m.] (Eastern Time), or at any adjournment(s) or postponement(s) thereof, for the following purposes:

1.	To approve a new investment advisory agreement for each Fund with Highland Funds Asset Management, L.P. (“Highland”), to replace the current advisory agreement between each Fund and GE Asset Management Incorporated (“GEAM”).

2.	To approve new sub-advisory agreements between Highland and GEAM, and new sub-advisory agreements between Highland and certain of GE Small-Cap Equity Fund’s existing sub-advisers, as follows:

A.	a new sub-advisory agreement with GEAM for each Fund, except GE Small-Cap Equity Fund;

B.	a new sub-advisory agreement for GE Small-Cap Equity Fund with its existing sub-adviser, Palisade Capital Management LLC; and

C.	a new sub-advisory agreement for GE Small-Cap Equity Fund with its existing sub-adviser, Champlain Investment Partners, LLC.

3.	To elect five (5) new trustees to the Board of Trustees of the Trust.

4.	To approve the implementation of a “manager of managers” structure whereby Highland (subject to shareholder approval of Proposal 1) would be given increased flexibility to enter into and materially amend sub-advisory agreements without shareholder approval.

5.	To approve changes to certain of the fundamental investment policies of certain of the Funds, as follows:

A.	Amendment of all of the Funds’, except GE Small-Cap Equity Fund’s and GE Total Return Fund’s, fundamental investment policies on senior securities to allow the Funds to issue senior securities to the extent allowed by each Fund’s fundamental policy on borrowing or by applicable law.

B.	Amendment of all of the Funds’, except GE Total Return Fund’s, fundamental investment policies on real estate investments to allow each Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to each Fund’s other investment policies and applicable law.

C.	Amendment of all of the Funds’, except GE Total Return Fund’s, fundamental investment policies on making loans to allow each Fund to lend its assets or money to other persons under certain limited circumstances.

D.	Amendment of all of the Funds’, except GE Total Return Fund’s, fundamental investment policies on borrowing to allow each Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.

E.	Amendment of all of the Funds’, except GE Small-Cap Equity Fund’s and GE Total Return Fund’s, fundamental investment policies on diversification to allow each Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.

F.	Amendment of all of the Funds’, except GE Tax-Exempt Fund’s and GE Total Return Fund’s, fundamental investment policies on concentration of investments, to prevent each Fund from making investments that would result in the concentration of that Fund’s assets in securities of issuers in any one industry.

G.	Amendment of all of the Funds’, except GE Total Return Fund’s, fundamental investment policies on investments in commodities to allow each Fund to invest in commodities to the extent allowed by each Fund’s other investment policies and applicable law.

6.	To transact any other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Board has fixed October 22, 2010 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting, or at any adjournment(s) or postponement(s) thereof.

Copies of the Trust’s most recent Annual Report and Semi-Annual Report to shareholders are available on the Trust’s website at www.geam.com/prospectus or will be furnished without charge, upon request, by writing to the Trust at 3001 Summer Street, Stamford, Connecticut 06905, Attn: Mutual Fund Services or by calling 1-800-242-0134.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December [    ], 2010:

This proxy statement is available on the internet at www.proxyonline.com/GEFunds.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

By Order of the Board of Trustees

JoonWon Choe Secretary

Stamford, Connecticut

October [__], 2010

Page
Material Terms of the GEAM Sub-Advisory Agreements	27
Comparison of the Prior and New Small-Cap Equity Sub-Advisory Agreements	29
Matters Considered by the Board	32
Interests of Trustees, Officers or Nominees in the Proposal	37
Required Vote	37

PROPOSAL 3 - TO ELECT NEW TRUSTEES	38
Background	38
Information Regarding the Nominees and the Officers	38
Officers of the Funds	41
Officer Compensation	41
Committees of the Current Board of Trustees	42
Record of Board and Committee Meetings	43
Proposed Leadership Structure of the Board of Trustees after Election of Nominees	43
Shareholder Communications with the Board	45
Audit Committee Report	45
Fees Paid to Independent Accountants	45
Legal Proceedings	46
Required Vote	46

PROPOSAL 4 - APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” STRUCTURE	48
Background	48
“Manager of Managers” Structure	48
Comparison of Present and Proposed Selection Process for Sub-Advisers	50
Board Approval of “Manager of Managers” Structure	51
Interests of Trustees, Officers or Nominees in the Proposal	52
Required Vote	52

PROPOSAL 5 - APPROVAL OF THE AMENDMENT OF CERTAIN INVESTMENT POLICIES OF CERTAIN FUNDS	53
Background	53
Benefit to the Funds of Changes in Certain Investment Policies	53
Board Approval of Proposed Changes to the Funds’ Investment Policies	54

Proposal 5A: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Investment Policies on Senior Securities	54

Proposal 5B: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Small Cap Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Investment Policies on Real Estate Investments	56

Page

Proposal 5C: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Small-Cap Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Investment Policies on Making Loans	58

Proposal 5D: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Small-Cap Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Investment Policies on Borrowing	60

Proposal 5E: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Investment Policies on Diversification	63

Proposal 5F: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Small-Cap Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s and GE Money Market Fund’s Investment Policies on Concentration of Investments	65

Proposal 5G: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Small-Cap Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Policies on Investments in Commodities	67

Interests of Trustees, Officers or Nominees in the Proposal	68
Required Vote	68

GENERAL INFORMATION	69
Other Matters to Come Before the Meeting	69
Investment Adviser and Administrator	69
Principal Underwriter	70
Shareholder Proposals	72
Proxy Statement Delivery

Exhibit A – Shares Outstanding as of the Record Date

Page

Exhibit B – Beneficial Ownership Of Fund Shares In Excess Of 5%

Exhibit C – Information on Fees Paid to GEAM

Exhibit D – Information on Aggregate Fees Paid to Sub-Advisers of GE Small-Cap Equity Fund

Appendix A – Form of Investment Advisory Agreements between each Fund and Highland Funds Asset Management Incorporated

Appendix B – Form of Proposed New Sub-Advisory Agreement between Highland and GEAM

Appendix C – Form of Sub-Advisory Agreement For GE Small-Cap Equity between Highland Funds Asset Management Incorporated and Palisade Capital Management, LLC

Appendix D – Form of Sub-Advisory Agreement For GE Small-Cap Equity between Highland Funds Asset Management Incorporated and Champlain Investment Partners, LLC

Appendix E – Additional Information about the Sub-Advisors

Appendix F – Information about the Funds’ Officers

Appendix G – Information Relating to the Audit Committee of the Board

GE FUNDS

GE U.S. EQUITY FUND

GE CORE VALUE EQUITY FUND

GE PREMIER GROWTH EQUITY FUND

GE SMALL-CAP EQUITY FUND

GE GLOBAL EQUITY FUND

GE INTERNATIONAL EQUITY FUND

GE FIXED INCOME FUND

GE GOVERNMENT SECURITIES FUND

GE SHORT-TERM GOVERNMENT FUND

GE TAX-EXEMPT FUND

GE TOTAL RETURN FUND

GE MONEY MARKET FUND

PROXY STATEMENT

For a Special Meeting of Shareholders

on December [    ], 2010

BACKGROUND ON THE PROPOSALS

What is the purpose of the Meeting?

The Board of Trustees (the “Board”) of GE Funds (the “Trust”) has called this special meeting of shareholders (the “Meeting”) to present several important proposals that are related to the management and administration of GE U.S. Equity Fund, GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Total Return Fund and GE Money Market Fund (each, a “Fund” and, collectively, the “Funds”).

GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, and the Board have determined that each of the proposals is in the best interests of each Fund, as applicable, and its shareholders, and unanimously recommend that you vote in favor of each proposal applicable to your Fund. This Proxy Statement and related proxy materials are first being made available to shareholders on or about October [ ], 2010.

Because the total assets managed by GEAM in the Funds have remained relatively small and have not grown to a substantial size, GEAM decided to discontinue its distribution activities for this retail-oriented part of its business and instead place even greater emphasis on its institutional investment management activities. GEAM considered various ways in which it could propose a termination or transition of its management, administrative and distribution responsibilities with respect to the Funds. Over several months, GEAM discussed with the Board possible alternative courses of action for the Funds and recommended that Highland Funds Asset Management, L.P. (“Highland”) become the investment adviser to the Funds, while GEAM would serve as the sub-

adviser to all Funds other than GE Small-Cap Equity Fund. As a result, the Funds would become identified with a group of seven registered investment companies, known as the Highland Funds complex, advised by Highland Capital Management, L.P. (“HCM”), a registered investment adviser that is under common control and shares personnel with Highland. These proposed arrangements are part of a transaction pursuant to an asset purchase agreement (the “Asset Purchase Agreement”) in which GEAM has agreed to sell to Highland the portion of GEAM’s business related to the Funds (the “Transaction”).

The Board believes that the Funds and their shareholders would receive the following potential benefits from the proposals:

•

Portfolio Management Continuity. The Funds would experience no disruption in day-to-day portfolio management because GEAM would serve as sub-adviser of the Funds, except with respect to GE Small-Cap Equity Fund for which Palisade Capital Management LLC (“Palisade”) and Champlain Investment Partners LLC (“Champlain”), two of GE Small-Cap Equity Fund’s four current sub-advisers, would continue to serve as sub-advisers of that Fund.

•	Experienced Management. The Funds would benefit from Highland personnel’s experience in management and administration of registered investment companies.

•

No Increase in Management Fees. The Funds would benefit from the absence of any increase in total contractual advisory and administrative fee rates paid to Highland compared to those currently paid by the Funds to GEAM.

•

Greater Commitment to a Stronger Distribution Platform. Highland has the potential to be in a better position to provide a marketing and distribution platform for the Funds, possibly resulting in the Funds being offered to a wider group of potential investors. With potentially greater marketing and distribution opportunities, it is possible that Fund assets could increase, which may lead to stable, or possibly decreasing, total expense levels.

•

Flexible “Manager of Managers” Structure. The Funds would begin to benefit from a “manager of managers” structure that allows Highland, with the approval of the new board of trustees of the Trust, the flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without the expense and delay of obtaining shareholder approval (except in the case of GE Total Return Fund and GE Small-Cap Equity Fund, which already have this structure).

•

Experienced Fund Trustees. The Funds would benefit from having the same trustees as the Highland Funds complex, who have experience serving as trustees and directors of registered investment companies advised by Highland’s affiliated adviser.

•

Modernization of Policies. Modernizing certain of the Funds’ fundamental investment policies would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to mutual funds managed by GEAM or Highland’s affiliates. In addition, these changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities.

In addition to the first proposal where you are being asked to approve a new investment advisory agreement for your Fund with Highland, in the second proposal you are being asked to approve a new sub-advisory agreement for your Fund. For Funds other than GE Small-Cap Equity Fund, the sub-advisory agreement is between Highland and GEAM. For GE Small-Cap Equity Fund, you are being asked in the second proposal to approve new sub-advisory agreements for that Fund between Highland and each of Palisade and Champlain, two of GE Small-Cap Equity Fund’s four current sub-advisers.

In the third proposal you are being asked to approve the election of new trustees to the Board to replace the current trustees of the Trust.

In the fourth proposal you are being asked to approve the implementation of a “manager of managers” structure.

Lastly, in the fifth proposal you are being asked to approve a set of revisions to some of the fundamental investment policies of certain Funds to modernize those Funds’ fundamental investment policies. The Trustees determined to seek shareholder approval of the fifth proposal at the same time as approval of the other proposals relating to Highland becoming the Funds’ investment adviser in order to consolidate proxy solicitation efforts and minimize costs.

What Proposals will each Shareholder be asked to vote on?

The following table summarizes the Proposals and the Funds whose shareholders need to vote with respect thereto—please note that other than proposals 1 and 3, shareholders in a Fund are not being asked to vote on all proposals with respect to that Fund. For Proposal 3, shareholders of all Funds will vote together as a Trust, not by Fund or class.

	GE US Equity Fund	GE Core Value Equity Fund	GE Premier Growth Equity Fund	GE Small-Cap Equity Fund	GE Global Equity Fund	GE International Equity Fund	GE Fixed Income Fund	GE Government Securities Fund	GE Short-Term Government Fund	GE Tax-Exempt Fund	GE Total Return Fund	GE Money Market Fund
1: New Investment Advisory Agreement for each Fund	•	•	•	•	•	•	•	•	•	•	•	•

2A: New Sub-Advisory Agreement for each Fund, except GE Small-Cap Equity, between Highland and GEAM	•	•	•		•	•	•	•	•	•	•	•

2B: New Sub-Advisory Agreement for GE Small-Cap Equity Fund between Highland and Palisade				•

2C: New Sub-Advisory Agreement for GE Small-Cap Equity Fund between Highland and Champlain				•

3: To elect five (5) new Trustees to the Board of Trustees	•	•	•	•	•	•	•	•	•	•	•	•

4. To implement a “manager of managers” structure that will allow Highland (subject to shareholder approval of Proposal 1) to enter into and materially amend sub-advisory agreements without shareholder approval

	•	•	•	•	•	•	•	•	•	•	•	•

5A: To change the fundamental investment policy on senior securities	•	•	•		•	•	•	•	•	•		•

5B: To change the fundamental investment policy on real estate investments	•	•	•	•	•	•	•	•	•	•		•

5C: To change the fundamental investment policy on making loans	•	•	•	•	•	•	•	•	•	•		•

5D: To change the fundamental investment policy on borrowing	•	•	•	•	•	•	•	•	•	•		•

5E: To change the fundamental investment policy on diversification	•	•	•		•	•	•	•	•	•		•

5F: To change the fundamental investment policy on concentration of investments	•	•	•	•	•	•	•	•	•			•

5G: To change the fundamental investment policy on investments in commodities	•	•	•	•	•	•	•	•	•	•		•

Why are shareholders being asked to approve a new investment advisory agreement with Highland in Proposal 1?

The closing of GEAM’s sale to Highland, pursuant to the Asset Purchase Agreement, of its right to provide certain advisory, administration and distribution services to the Funds is conditioned upon obtaining approval of shareholders of the relevant Funds of certain of the proposals detailed herein, including approval of new investment advisory agreements with Highland. The Board believes that, with Highland as the investment adviser, the Funds should be able to benefit from Highland personnel’s experience in management and administration of registered investment companies. In addition, there would be continuity in the day-to-day portfolio management of the Funds because GEAM will continue to serve as sub-adviser of the Funds, except GE Small-Cap Equity Fund, for which Palisade and Champlain will continue to serve as sub-advisers of that Fund. Also, the Trustees believe that Highland has the potential to be in a better position to provide a broader marketing and distribution platform for the Funds and, with potentially greater marketing and distribution opportunities, it is possible that Fund assets could increase, which may lead to stable, or possibly decreasing, total expense levels for the Funds

Why are shareholders being asked to approve new sub-advisory agreements for the Funds?

The Board believes it is in the best interests of each Fund and its shareholders to maintain continuity in the day-to-day portfolio management of the Funds. For each Fund, other than GE Small-Cap Equity Fund, the Board is proposing to retain GEAM to act as the Fund’s sub-adviser. Similarly, with respect to two of GE Small-Cap Equity Fund’s existing sub-advisers, Palisade and Champlain, GEAM and the Board are proposing to approve new sub-advisory agreements between Highland and those existing sub-advisers. The Board is not proposing to renew GE Small-Cap Equity Fund’s sub-advisory agreements with GlobeFlex Capital, L.P. (“GlobeFlex”) and SouthernSun Asset Management, LLC (“SouthernSun”) after those contracts terminate in connection with the Transaction. Similarly, the Board is not proposing to renew GE Total Return Fund’s sub-advisory agreement with Urdang Securities Management, Inc. (“Urdang”) after it terminates in connection with the Transaction. For GE Total Return Fund, GEAM, as sub-adviser, will be responsible for allocating assets among various types of asset classes and to any other third-party sub-advisers selected and hired by Highland in the future, based upon GEAM’s asset allocation model. Highland will be responsible for selecting, hiring and overseeing all of the Funds’ sub-advisers and the services provided by those sub-advisers.

Will the Portfolio Managers of my Fund change as a result of these Proposals?

Under the terms of the new sub-advisory agreements for the Funds between GEAM and Highland, GEAM would continue, as investment sub-adviser, to manage the assets of all of the Funds (except GE Small-Cap Equity Fund), using the same portfolio managers and the same investment philosophy and process, following the Transaction. Therefore, for all Funds, except GE Small-Cap Equity Fund and GE Total Return Fund, the portfolio managers will not change. As discussed above, sub-adviser changes are being proposed for GE Small-Cap Equity Fund and GE Total Return Fund that will result in those Funds’ portfolios being managed by fewer sub-advisers and, therefore, fewer portfolio managers.

Why are shareholders being asked to elect new trustees to replace the Funds’ current Board of Trustees?

The Board is proposing to replace the current Trustees with five new trustees (the “Nominees”). Each of the Nominees serves as a trustee of the Highland Funds, which collectively have $2.0 billion in assets under management as of August 31, 2010. Your current Board believes that the election of the Nominees will better align the oversight of the Trust and the Funds with existing funds in the Highland Funds complex. Messrs. Timothy K. Hui, Scott F. Kavanaugh, James F. Leary, Bryan A. Ward and R. Joseph Dougherty (each of whom has agreed to serve if elected) have been nominated for election as a trustee of the Trust.

Why are shareholders being asked to approve a “manager of managers” structure in Proposal 4?

HCM, and certain funds advised by HCM, have applied for an exemptive order from the Securities and Exchange Commission (the “SEC”) that would permit Highland, among others, with the approval of the Funds’ Board, including a majority of the trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as such term is defined in the

Investment Company Act of 1940 (the “1940 Act”), to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with Highland or the Funds (other than by reason of serving as sub-advisers to one or more Funds), without obtaining shareholder approval (sometimes referred to as a “manager of managers” structure), which would generally be required by federal securities laws. In order for the Funds to benefit from a manager of managers structure, shareholders are being asked to approve the structure in connection with Highland’s becoming the Funds’ investment adviser.

As described in Proposal 4, this order would provide Highland and the Board the flexibility to take action with respect to sub-advisers and sub-advisory agreements in the best interests of the Funds while avoiding the expense and delay of soliciting shareholder approval for such actions. Highland would continue to be directly responsible for monitoring a sub-adviser’s performance and compliance with a Fund’s investment objectives, policies and restrictions, and no sub-adviser could be appointed or replaced without the approval of the Board. Even if approved by shareholders, the effectiveness of this proposal is subject to the SEC’s granting HCM and the other applicants the requested exemption from applicable federal securities laws. Although GE Small-Cap Equity Fund and GE Total Return Fund currently operate under a “manager of managers” structure under an SEC exemptive order with GEAM, which the shareholders of these Funds recently approved, new approvals are needed because Highland would be a new investment adviser for the Funds.

Why are shareholders being asked to approve changes to certain of the fundamental investment policies of certain of the Funds?

Modernizing certain of the Funds’ fundamental investment policies would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to mutual funds managed by GEAM or Highland. In addition, these changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities. None of the Funds, except GE Small-Cap Equity Fund and GE Total Return Fund, have updated their fundamental investment policies since their respective inception dates. Since that time, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by securities laws and regulations in the past are no longer applicable to mutual funds. As a result, the Funds remain subject to several fundamental investment policies that are either more restrictive than required or are no longer required.

These changes could also improve the efficiency and consistency of portfolio management. GEAM currently serves as the investment adviser to a number of other mutual funds that are subject to investment policies that are more consistent with the requirements of current laws and regulations.

Highland and GEAM have informed the Board that they do not expect that the changes to the Funds’ fundamental investment restrictions will result in changes to the Funds’ investment strategies. Similarly, it is not expected that the approval of these changes will significantly change the risks of investing in the Funds. The Board determined to seek shareholder approval of these changes at the same time as approval of the other proposals relating to the Transaction to consolidate proxy solicitation efforts. By reducing to a minimum those policies that can be changed only by shareholder vote, a Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to certain investment policies.

Does the approval of any proposal depend on the approval of any other proposals or other events?

Shareholders will vote on each proposal separately by Fund, except for Proposal 3, as noted on the earlier chart. For Proposal 3 (election of Trustees), shareholders of all the Funds will vote together and not by Fund.

The approval of each proposal is not contingent upon the approval of any other proposal, except that adoption and implementation of any of Proposals 2A through 2C and 4 for a Fund are contingent on the approval of Proposal 1 for that Fund (i.e., the sub-advisory agreements will not be adopted and the “manager of managers” structure with Highland will not be implemented, unless that Fund’s new advisory agreement with Highland (under Proposal 1) is also approved at the Meeting). Even if approved, the effectiveness of Proposals 1 through 4 are contingent upon the closing of the Transaction and, additionally, the adoption of Proposal 3 (election of Trustees) for the Trust is contingent on Highland being approved, and agreeing to serve as investment adviser for some or all of the Funds. The approval of Proposal 5 (amendment of fundamental investment restrictions) for a particular Fund is not contingent on the approval of any other proposal for that Fund or the closing of the Transaction.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN

FAVOR OF EACH OF THE PROPOSALS.

VOTING INFORMATION

General

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time.

Shareholders Entitled to Vote

Only shareholders of record of the Funds at the close of business on October 22, 2010 (the “Record Date”) will be entitled to vote at the Meeting. Shareholders of each Fund will be entitled to cast one vote on the Proposals and on each other matter that they are entitled to vote upon at the Meeting for each share owned on the Record Date. Shareholders of each Fund will also be entitled to cast a proportionate fractional vote on the Proposals and on each other matter that they are entitled to vote upon at the Meeting for each fractional share owned on the Record Date. As of the Record Date, each of the Funds has the numbers of shares outstanding as set forth on Exhibit A (“Outstanding Shares”), which, in each case equals the number of votes to which the shareholders of such Fund are entitled.

Solicitation of Proxies

This solicitation of proxies is being made by the Board in connection with the Transaction between GEAM and Highland. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about October [__], 2010. Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof.

The Altman Group has been retained to assist in the solicitation of proxies. The Altman Group’s fees, which as discussed below are to be shared by Highland and GEAM, are estimated not to exceed $155,000 plus a reasonable amount to cover out-of-pocket expenses. Pursuant to the Asset Purchase Agreement, Highland and GEAM have agreed to bear equally the reasonable out-of-pocket costs incurred by GEAM and the Funds in connection with the preparation, filing, printing and mailing of any proxy statements and information statements and any other solicitation materials, and any registration statement amendments, in each case relating to the approval of the advisory agreements, the sub-advisory agreements and the election of the Trustees, including without limitation the reasonable fees and expenses of any proxy solicitation firm and any legal counsel retained by the Funds and Highland to prepare and review proxy soliciting materials. Highland and GEAM have additionally agreed to bear the reasonable out-of-pocket costs incurred by GEAM and the Funds in connection with the approval of the manager of mangers structure and approval of the changes to certain of the Funds’ fundamental investment policies. However, any costs of the proxy solicitation firm that exceed $200,000 shall be borne by GEAM if incurred before the investment advisory agreements are approved by shareholders of a certain percentage of the Funds, and by Highland if incurred after such percentage of approvals is obtained.

Trustees, officers and other employees of the Trust or GEAM or its affiliates and representatives of financial institutions may also solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Trust will request that brokers and nominees who hold shares of the Funds in their names forward these proxy materials to the beneficial owners of those shares. The Funds or GEAM or one of its affiliates may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

Shareholders of the Funds have three options for casting their votes:

1. Internet—the enclosed Proxy Card includes directions for shareholders to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each shareholder’s Proxy Card. Shareholders who case their votes via the internet do not need to mail their Proxy Cards.

2. Telephone—the enclosed Proxy Card includes directions for shareholders to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each shareholder’s Proxy Card. Shareholders who cast their votes over the telephone do not need to mail their Proxy Cards.

3. Mail—shareholders also may cast their votes by executing the enclosed Proxy Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Trust encourages the shareholders to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Proxy Card to arrive late and therefore not be counted. Shareholders may revoke their proxies at any time prior to the close of business on December [    ], 2010 by submitting a properly executed later-dated Proxy Card or by submitting written notice to the Secretary of the Trust.

Quorum

The presence, in person or by proxy, of the holders of more than 30% of the Outstanding Shares of a Fund constitutes a quorum for the Meeting for that Fund with respect to Proposals 1, 2A through 2C, 4 and 5A through 5G. With respect to Proposal 3 (Election of Trustees), the presence in person or by proxy, of the holders of more than 30% of the Outstanding Shares of the Trust constitutes a quorum for the Meeting.

In determining whether a quorum is present, the solicitors will count shares represented by proxies that reflect abstentions, votes that are withheld and “broker non-votes” as shares that are present and entitled to vote. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Vote Required

If a quorum is present at the Meeting, approval of Proposals 1, 2A through 2C, 4 and 5A through 5G for a Fund (as applicable) requires the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares of the applicable Fund, or (2) 67% or more of the shares of the applicable Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares of the applicable Fund are present at the Meeting. Approval of each Nominee proposed in Proposal 3 requires a plurality of all Trust shares voting. Each proposal will be voted on separately. All Outstanding Shares of each Fund will vote in the aggregate as one class, and not by class of shares, on Proposals 1, 2A through 2C, 4, and 5A through 5G, as applicable, with each Fund voting separately. With respect to Proposal 3, all Outstanding Shares of the Trust will vote together and not by Fund.

The approval of each proposal is not contingent upon the approval of any other proposal, except that adoption and implementation of any of Proposals 2A through 2C and 4 for a Fund are contingent on the approval of Proposal 1 for that Fund (i.e., the sub-advisory agreements will not be adopted and the “manager of managers” structure with Highland will not be implemented, unless that Fund’s new advisory agreement with Highland (under Proposal 1) is also approved at the Meeting). Even if approved, the effectiveness of Proposals 1 through 4 are contingent upon the closing of the Transaction and, additionally, the adoption of Proposal 3 (election of Trustees) for the Trust is contingent on Highland being approved, and agreeing to serve as investment adviser for some or all of the Funds. The approval of Proposal 5 (amendment of fundamental investment restrictions) for a particular Fund is not contingent on the approval of any other proposal for that Fund or the closing of the Transaction.

Pursuant to the Asset Purchase Agreement, if either (i) shareholders of GE Total Return Fund, GE Premier Growth Equity Fund, GE U.S. Equity Fund, GE Government Securities Fund, GE Fixed Income Fund and GE Tax-Exempt Fund or (ii) shareholders of a certain number of Funds with aggregate closing assets under management that would be at least 80% of the aggregate closing assets under management for all the Funds, do not approve the new advisory agreements with Highland described in Proposal 1, the new sub-advisory agreements with GEAM described in Proposal 2A, or the election of Nominees for the Board described in Proposal 3, then Highland (in the case of Proposal 1 or Proposal 3) or GEAM (in the case of Proposal 2A) may decline to close the Transaction, notwithstanding shareholder approval. If shareholders of a particular Fund do not approve Proposal 1, but the condition noted above is met or waived, it is possible the Transaction will close for those Funds that have approved Proposal 1 with Highland serving as investment adviser for such Funds and with GEAM continuing to serve as investment adviser for those Funds in which the shareholders did not approve Proposal 1. If shareholders of a Fund approve Proposal 1 for a Fund but not Proposal 2A for that Fund, and the condition noted above is met or waived, Highland may serve as investment adviser of that Fund without GEAM as sub-adviser.

With regard to Proposals 1, 2A through 2C, 4, 5A through 5G, votes may be cast IN FAVOR OF or AGAINST each proposal or the shareholder may abstain from voting. With regard to Proposal 3, votes may be case FOR all Nominees or the authority to vote may be WITHHELD either with respect to all of the Nominees or any individual Nominee.

For purposes of determining whether shareholders have approved a proposal, broker non-votes, votes that are withheld and abstentions will be treated as shares present at the Meeting for quorum purposes but which have not been voted. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” Proposals 1, 2A through 2C, 4, and 5A through 5G because each proposal requires the affirmative vote of a specified majority of a Fund’s Outstanding Shares. Abstentions, votes that are withheld and broker non-votes will have no effect on Proposal 3.

Beneficial Owners

Exhibit B to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities may be deemed to “control” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) such Fund. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund’s Outstanding Shares as of the Record Date. The Board is aware of no arrangements, other than the proposed Transaction, the operation of which at a subsequent date may result in a change in control of any Fund.

Adjournments

It is possible that the Funds may propose to their shareholders one or more adjournments or postponements of the Meeting. For example, if a quorum is not present or sufficient votes to approve one or more of the proposals for a Fund are not received by the date of the Meeting, the Meeting may be adjourned with respect to such Fund to permit further solicitation of proxies. The holders of a majority of shares of a Fund entitled to vote at the Meeting and present in person or represented by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment.

PROPOSAL 1

TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS

GE U.S. EQUITY FUND

GE CORE VALUE EQUITY FUND

GE PREMIER GROWTH EQUITY FUND

GE SMALL-CAP EQUITY FUND

GE GLOBAL EQUITY FUND

GE INTERNATIONAL EQUITY FUND

GE FIXED INCOME FUND

GE GOVERNMENT SECURITIES FUND

GE SHORT-TERM GOVERNMENT FUND

GE TAX-EXEMPT FUND

GE TOTAL RETURN FUND

GE MONEY MARKET FUND

Background

Because the total assets managed by GEAM in the Funds have remained relatively small and have not grown to a substantial size, GEAM decided to discontinue its distribution activities for this retail-oriented part of its business and instead place even greater emphasis on its institutional investment management activities. GEAM considered various ways in which it could propose a termination or transition of its management, administrative and distribution responsibilities with respect to the Funds. Over several months, GEAM discussed with the Board possible alternative courses of action for the Funds and recommended that Highland become the investment adviser to the Funds, while GEAM would serve as the sub-adviser to all Funds other than GE Small-Cap Equity Fund. As a result, the Funds would become identified with the Highland Funds complex.

In connection with this, on September 10, 2010, GEAM and Highland entered into an Asset Purchase Agreement with Highland, whereby GEAM agreed to sell certain assets, including the portion of its business related to providing advisory services to the Trust and the Funds, to Highland. As noted above under “Vote Required,” the Asset Purchase Agreement provides that the consummation of the Transaction would be subject to the approval of the Board and of shareholders of a certain number of the Funds of Proposals 1 and 2A. Pursuant to the terms of the Asset Purchase Agreement, the Transaction between GEAM and Highland is expected to close in the first calendar quarter of 2011 (such date, the “Closing Date”), and would cause the termination of GEAM’s current investment advisory agreements with the Funds (the “Prior Advisory Agreements”). For that reason, the Board and GEAM are proposing new investment advisory agreements between each Fund and Highland (the “New Advisory Agreements”) which would be effective, subject to shareholder approval, on or about the Closing Date.

Highland has represented to the Board its willingness and ability to provide management and administrative services to the Funds. Although Highland does not currently advise any other registered investment companies, it shares personnel with HCM, a registered investment adviser that is under common control with Highland. HCM currently advises and administers the Highland Funds in addition to advising other structured investment vehicles, separate accounts and hedge funds. HCM’s personnel have been advising and administering registered investment companies for over 10 years, including open-end, interval and closed-end funds. In addition, HCM expects to begin operating under a manager of managers structure upon receipt of exemptive relief from the SEC as explained in Proposal 4. If Highland were to serve as investment adviser to the Funds, the Funds would benefit from HCM’s advisory and administrative resources and experience.

The Board believes that the Funds and their shareholders should be able to benefit from Highland personnel’s experience in management and administration of registered investment companies, while maintaining continuity in the day-to-day portfolio management of the Funds through the retention of GEAM, Champlain and Palisade, as applicable, as sub-advisers. In addition, the Transaction will not result in any increase in the total contractual advisory and administrative fee rates paid to Highland compared to those currently paid by the Funds to GEAM, and, if the closing occurs before January 29, 2011, Highland has agreed to continue any contractual fee waivers and expense limitations in place with respect to any Fund until their terminations.

The Trustees also believe that Highland has the potential to be in a better position to provide a marketing and distribution platform for the Funds, possibly resulting in the Funds being offered to a wider group of potential investors. With greater emphasis on marketing and distribution, it is possible that Fund assets could increase, which may lead to stable, or possibly decreasing, total expense levels for the Funds.

The Transaction will be tax-free for U.S. federal income tax purposes for Fund shareholders. In addition, the expenses incurred in connection with the Meeting will be shared by GEAM and Highland, and as a result no such expenses will be paid by the Funds or their shareholders.

In connection with the Transaction, the Board and GEAM are proposing that each of the Funds enter into a New Advisory Agreement with Highland. Pursuant to the terms of the Asset Purchase Agreement, the consummation of the Transaction between GEAM and Highland would cause the Prior Advisory Agreements between GEAM and each of the Funds to terminate as of the Closing Date. Accordingly, shareholders of each Fund, voting together as a single class, are being asked to approve a New Advisory Agreement for the Fund(s) in which they hold shares.

As noted above, GEAM is being compensated for selling the portion of its business relating to the Funds to Highland. Because the closing of the Transaction is in large part contingent upon the approval of Proposal 1 by most of the Funds, GEAM has a financial incentive to recommend approval of this Proposal. Similarly, under the terms of the Asset Purchase Agreement, Highland would be subject to financial penalties if it terminates GEAM’s sub-advisory relationship with the Funds, without Good Reason (as defined in the “Matters Considered by the Board—Fall Out Benefits” section of Proposal 2) before the second anniversary of the Closing Date. Therefore, Highland may have a financial incentive to retain GEAM as the sub-adviser for the Funds for longer than it otherwise would.

A comparison of the Prior and New Advisory Agreements is provided below under the caption “Comparison of Prior and New Advisory Agreements.” In addition, a summary of the considerations of the Board with respect to the New Advisory Agreements is provided below under the caption “Matters Considered by the Board.”

Comparison of the Prior and New Advisory Agreements

The Prior Advisory Agreements for GE US Equity Fund, GE Global Equity Fund, GE Fixed Income Fund, and GE Money Market Fund are dated as of January 5, 1993 and have not been submitted for shareholder approval since their initial approval at the inception of each Fund. For GE Core Value Equity Fund and GE Government Securities Fund, the Prior Advisory Agreements are dated as of September 26, 1997 and have not been submitted for shareholder approval since their initial approval at the inception of each Fund. The Prior Advisory Agreement for GE Premier Growth Equity Fund is dated December 30, 1996 and it has not been submitted for shareholder approval since its initial approval at the inception of that Fund. For GE Short-Term Government Fund and GE International Equity Fund, the Prior Advisory Agreements are dated as of March 1, 1994 and have not been submitted for shareholder approval since their initial approval at the inception of each Fund. The Prior Advisory Agreement for GE Tax-Exempt Fund is dated as of September 26, 1997, and was last submitted to a vote of the shareholders, and approved, on September 15, 1997 for the purpose of permitting GEAM to delegate certain of its duties, including its investment advisory responsibilities under the Prior Advisory Agreement, to an investment sub-adviser. The Prior Advisory Agreement for GE Small-Cap Equity Fund is dated as of October 1, 2008, and was last submitted to a vote of the shareholders, and approved, on August 6, 2008 for the purpose of increasing the management fee rate paid by that Fund to GEAM and to reflect various additional oversight and other responsibilities delegated to GEAM. The Prior Advisory Agreement for GE Total Return Fund is dated as of May 1, 2009, and was last submitted to a vote of the shareholders, and approved, on April 17, 2009 for the purpose of (i) increasing the advisory fee paid by that Fund to GEAM, and (ii) permitting GEAM to delegate all or a portion of its duties to one or more sub-adviser(s) under the Prior Advisor Agreement, and (iii) reflecting various additional oversight and other responsibilities delegated to GEAM.

The following descriptions are only summaries and are qualified in their entirety by reference to the form of New Advisory Agreement attached to this Proxy Statement in Appendix A.

Investment Advisory and Administration Fee

THE NEW ADVISORY AGREEMENTS WILL NOT RESULT IN A CHANGE IN THE TOTAL FEE RATE PAID BY THE FUNDS FOR ADVISORY AND ADMINISTRATIVE SERVICES THEY WERE RECEIVING FROM GEAM UNDER THE PRIOR ADVISORY AGREEMENTS OR THE PRIOR ADVISORY AGREEMENT AND A SEPARATE ADMINISTRATION AGREEMENT WITH GEAM.

Under each of the New Advisory Agreements, Highland will be entitled to an advisory fee at a rate equal to the total fee rate each Fund was paying to GEAM under its Prior Advisory Agreement or the Prior Advisory Agreement and a separate administration agreement for advisory and administrative services. The fee is based on the “Average Daily Managed Assets” of each Fund. “Average Daily Managed Assets” means the average daily value of the total assets of each Fund, less all accrued liabilities of such Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The chart below shows the advisory fee rate and the administrative fee rate paid by each Fund to GEAM (the “Prior Advisory and Administrative Fee Rate”) and the advisory fee rate that is proposed to be paid to Highland (the “New Advisory Fee Rate”). Exhibit C shows the amounts paid to GEAM under the Prior Advisory Agreements, which for the three Funds noted below includes the 0.05% administrative fee.

Fund	Prior Advisory and Administrative Fee Rate (payable to GEAM and any sub-advisers)	New Advisory Fee Rate (payable to Highland and the sub-advisers)
GE U.S. Equity Fund	0.40%	0.40%
GE Core Value Equity Fund	0.55%	0.55%
GE Premier Growth Equity Fund*	0.60%	0.60%
GE Small-Cap Equity Fund	0.95%	0.95%
GE Global Equity Fund	0.75%	0.75%
GE International Equity Fund*	0.80%	0.80%
GE Fixed Income Fund	0.35%	0.35%
GE Government Securities Fund	0.40%	0.40%
GE Short-Term Government Fund*	0.30%	0.30%
GE Tax-Exempt Fund	0.35%	0.35%
GE Total Return Fund	0.50%	0.50%
GE Money Market Fund	0.25%	0.25%

*	With respect to these Funds, administration fees (amounting to 0.05%) are imposed pursuant to a separate contract with GEAM. For these Funds, this amount will be added to the advisory fee payable to GEAM to result in the total fee payable to Highland in the New Advisory Agreements. Including the 0.05% administration fee for GE Premier Growth Equity Fund, GE International Equity Fund and GE Short-Term Government Fund represents an increase in the purely advisory fees paid by these Funds of 9%, 7% and 20%, respectively, even though the total rate will not change. In addition, the amount of advisory fees the adviser would have received under the proposed advisory fee for these three Funds in the most recent fiscal year is the same as the total amount of advisory and administration fees received by GEAM as set forth on Exhibit C.

GEAM has entered into a contractual arrangement to limit “Other Expenses” of GE Tax-Exempt Fund on an annualized basis at or below 0.27%, such limit to be effective through January 29, 2011. Expenses borne by GEAM pursuant to the agreement may be reimbursed by the Fund up to three years from the date the expense was incurred. A reimbursement payment will not be made if it would cause this Fund to exceed its expense limit. This agreement can only be changed or terminated with the approval of the Trust’s Board and GEAM. GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of GE Money Market Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes through January 29, 2011. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GEAM at any time without prior notice. There can be no assurance that this fee reduction and/or expense subsidy will be sufficient to avoid any loss, for example, in the case of losses caused by defaulted portfolio securities. Management fees reduced by GEAM may be recouped by GEAM for up to three years from the date reduced, provided that the total operating expense ratio for the Fund’s retail class shares, after giving effect to the recoupment, would not exceed 0.60% for the fiscal year in which the recoupment is made. Highland has agreed to continue the contractual fee waivers and expense limitations in place with respect to GE Tax-Exempt Fund and GE Money Market Fund until January 29, 2011, if the Transaction closes before such date.

GEAM will no longer serve as investment adviser to the Funds as of the Closing Date if New Advisory Agreements with Highland are approved for such Funds.

Term and Termination

The Prior Advisory Agreement for each Fund provides for the same term and process for approval as the New Advisory Agreements. Each New Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the Board or (ii) the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund; provided, that in either event such continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. Unlike the Prior Advisory Agreements for GE International Equity Fund and GE Short-Term Government Fund, the New Advisory Agreements for these Funds specify the means by which the annual approval of the continuation of the New Advisory Agreement will be obtained making New Advisory Agreements for these Funds consistent with those of the other Funds. Similar to each Prior Advisory Agreement, each New Advisory Agreement also shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Prior Advisory Agreement for each Fund, except GE International Equity Fund and GE Short-Term Government Fund, is terminable without penalty by the Trust on not more than 60 nor less than 30 days’ written notice to GEAM, by holders of a “majority of the Fund’s outstanding voting securities,” or by GEAM on not more than 60 nor less than 30 days’ notice to the Trust. The Prior Advisory Agreements for GE International Equity Fund and GE Short-Term Government Fund are terminable without penalty on 60 days’ written notice by the Board or by vote of holders of a majority of the Trust’s shares, or upon 60 days’ written notice by GEAM.

Each New Advisory Agreement generally provides that it may be terminated at any time, without payment of any penalty, by (i) the Board, (ii) the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or (iii) by Highland, in each case on not more than sixty (60) days’ nor less than thirty (30) days’ written notice.

Duties

Under each Prior Advisory Agreement, GEAM was responsible for, among other things, making investment decisions and placing purchase and sale orders for each Fund and managing each Fund’s portfolio in accordance with the investment objective and policies of the Fund as stated in the Funds’ registration statement.

Under the New Advisory Agreements, Highland will, among other things: (i) furnish continuously an investment program for the Funds, (ii) determine (subject to the overall supervision and review of the Trust’s Board) the investments to be purchased, held, sold or exchanged by each Fund and the portion, if any, of the assets of each Fund to be held uninvested, (iii) make changes in the investments of the Funds, and (iv) vote, exercise consents and exercise all other rights pertaining to such investments. The New Advisory Agreements permit Highland to engage, terminate and replace sub-advisers in connection with portfolio management of the Funds which, as described in connection with Proposals 2 and 4, Highland currently intends to do (subject to any required Board and shareholder approvals and any applicable law).

The Prior Advisory Agreement for each Fund includes a non-exhaustive list of expenses related to its operation to be borne by the Fund, including, but not limited to: shareholder servicing fees, charges and expenses of any registrar, taxes, registration costs, all expenses related to the conduct of shareholder and Trustees meetings, and fees and expenses incident to any outside service used to price the Funds’ portfolio securities. Although the New Advisory Agreements specifically list certain expenses to be paid by the Funds in addition to those listed above under the Prior Advisory Agreements, the Prior Advisory Agreements include a provision allowing each Fund to pay “all other costs of the Fund’s operations.”

Under each New Advisory Agreement, each Fund will be responsible for the expenses related to its operation, including:

•	Fund organization;

•

the charges and expenses of any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by each Fund for the safekeeping of its cash, portfolio securities and other property;

•	the charges and expenses of bookkeeping, accounting and auditors;

•	brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund;

•	taxes;

•	expenses involved in registering and maintaining registrations of the Fund and of its shares with the SEC and various states and other jurisdictions;

•	interest payable on Fund borrowings;

•	expenses of shareholders’ and Trustees’ meeting;

•	expenses of preparing and printing prospectuses;

•	charges and expenses of legal counsel in connection with matters relating to the Fund;

•	the cost and expense of maintaining the books and records of the Fund;

•	insurance premiums on fidelity, errors and omissions and other coverages;

•	expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund;

•

such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Trust on behalf of the Fund is a party and expenses resulting from the legal obligation that the Trust on behalf of the Fund may have to provide indemnity with respect thereto; and

•	all other expenses permitted by the prospectus and statement of additional information of each Fund as being paid by the Fund, as well as expenses of any third parties providing these services.

Under the Prior Advisory Agreements, GEAM was also responsible for: (i) furnishing the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Trust; (ii) preparing reports to the shareholders of the Funds; (iii) assisting in the preparation of tax returns and reports to and filings with the SEC and state securities law authorities. Under the New Advisory Agreements, Highland will manage, supervise and conduct the affairs and business of each Fund and matters incidental thereto subject always to the control of the Board, and to the provisions of the organizational documents of the Trust, the registration statement of the Trust with respect to each Fund and the 1940 Act.

Amendment

None of the Prior Advisory Agreements for the Funds, except for that of GE Premier Growth Equity Fund, provide a specific provision relating to amendments to that agreement. GE Premier Growth Fund’s Prior Advisory Agreement provides that the agreement may be amended by a writing signed by the parties to the agreement, subject to approval by the Board. Each New Advisory Agreement includes a specific provision for amendment that allows amendment only by a written instrument signed by the party against whom enforcement is sought.

Standard of Care and Indemnification

Similar to the Prior Advisory Agreements, each New Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties thereunder on the part of Highland (collectively, “Disabling Conduct”), Highland shall not be liable to the Fund party to such agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates.

The New Advisory Agreements also provide that the Trust shall indemnify Highland for any liabilities and expenses reasonably incurred by Highland in connection with the defense or disposition of any action, suit or proceeding in which Highland is a party or with which Highland may be threatened while acting as investment adviser of the Funds, except where Highland has been adjudicated not to have acted in good faith in the reasonable belief that Highland’s action was in the best interest of the Trust and, in the case of a criminal proceeding, so long as Highland had no reasonable cause to believe that the conduct was unlawful; provided, however, that Highland shall not be indemnified if it engages in Disabling Conduct, if a matter is settled, unless the settlement is determined to be in the best interests of the Trust and Highland has acted in good faith in the reasonable belief that Highland’s action was in the best interest of the Trust and did not involve Disabling Conduct, and if an action is voluntarily prosecuted by Highland as plaintiff, unless a majority of the Board has authorized such action.

The New Advisory Agreements also provide that the Trust may make certain advance payments in connection with expenses incurred in defending an action. The Prior Advisory Agreements do not have similar advancement provisions.

Information Regarding Highland

Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Highland, which currently has no advisory clients, is under common control, and shares personnel, with HCM, an experienced and established adviser that specializes in credit and special situation investing. As of September 30, 2010, HCM managed $22.3 billion in leveraged loans, high-yield bonds, structured products and other assets for banks, insurance companies, hedge funds, pension plans, foundations and high-net-worth individuals, of which approximately $2 billion was managed in registered investment companies (i.e., the Highland Funds). The personnel responsible for management and administration of the Highland Funds advised by HCM also will be responsible for the management and administration of the Funds. Highland’s principal office address is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Highland’s principal executive officers and general partners and the address and principal occupation of each are shown below.

Name	Principal Occupation	Address

R. Joseph Dougherty	President	13455 Noel Road, Suite 800 Dallas, Texas 75240

Patrick G. Boyce	Treasurer	13455 Noel Road, Suite 800 Dallas, Texas 75240

Matthew S. Okolita	Secretary	13455 Noel Road, Suite 800 Dallas, Texas 75240

Strand Advisors XVI, Inc.	General Partner	13455 Noel Road, Suite 800 Dallas, Texas 75240

Highland’s Parent is shown below, along with its basis of control. For purposes of this Proxy Statement, the term “Parent” has the meaning ascribed to it in the proxy statement disclosure requirements under the Securities Exchange Act of 1934 (the “Exchange Act”).

Highland Parent	Basis of Control	Immediate Parent	Basis of Control
Strand Advisors XVI, Inc.	General Partner	None	N/A

Highland is controlled by its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. Mr. Dondero is not an officer, director or employee of Highland. Highland does not manage any other investment companies having an investment objective similar to that of a Fund. Affiliates of Highland manage other investment companies with investment objectives that may be similar to that of a Fund.

Legal Proceedings

HCM and two affiliated unregistered investment vehicles, not Highland, are defendants in a complaint filed on February 24, 2009 in the Supreme Court of the State of New York, New York County (the “Court”), by UBS Securities LLC and UBS AG, London Branch. Highland is not party to this lawsuit. The lawsuit relates to a warehouse facility formed for a proposed collateralized debt obligation, or CDO, transaction that was not completed. The plaintiffs seek monetary damages of approximately $687 million, plus certain costs, fees and expenses. HCM believes that it has meritorious defenses and intends to continue to vigorously defend against the claims. As noted above, Highland is not a party to the lawsuit and, although it cannot predict the final outcome of the matter, it believes that this matter is not likely to have a material adverse effect upon Highland or on its ability to perform its obligations under the New Advisory Agreements with the Funds.

Broker Affiliations

GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM, is a broker-dealer that serves as the principal underwriter of the Funds’ shares. GEID does not execute or receive commissions for any portfolio transactions by the Funds. GEID receives commissions on the sales of the Funds’ shares and payments under distribution plans adopted by the Funds under Rule 12b-1 under the 1940 Act. Upon the closing of the Transaction, GEID would no longer serve as the principal underwriter of the Funds’ shares.

Covenants Regarding Certain Legal Requirements Under the 1940 Act

Highland has made certain covenants in the Asset Purchase Agreement regarding compliance with Section 15(f) of the 1940 Act, which provides in pertinent part that the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with certain transactions involving an assignment of an investment advisory agreement as long as two conditions are satisfied. The first condition requires that for a period of two years after the Closing Date no “unfair burden” may be imposed on any Fund as a result of such transactions, or as a result of any express or implied terms, conditions or understandings applicable to such transactions. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Transaction. Highland has agreed with GEAM to use its reasonable best efforts to ensure that neither the Transaction nor any terms, conditions or understandings applicable thereto will cause the imposition of an “unfair burden” on the Funds. There will be no increase in rates of fees or other compensation during the applicable two-year period; provided, however, that contractual fee waivers currently in place are not expected to be renewed upon termination.

The second condition requires that, for a period of three years after the Closing Date, at least seventy-five (75) per centum of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor investment adviser. The Board currently satisfies, the Nominees (as hereinafter defined), if elected, would satisfy, and Highland has agreed with GEAM to use its reasonable best efforts to ensure continued satisfaction of, such seventy-five (75) per centum requirement.

Matters Considered by the Board

The Board, including the Independent Trustees, considered and approved the New Advisory Agreements and their submission for shareholder approval by unanimous vote of the Trustees at a meeting held on September 20, 2010, with a majority of the Independent Trustees present in person. If the New Advisory Agreements are not approved by the shareholders, the Trustees will promptly consider alternatives.

In considering all of these approvals, the Trustees considered and discussed a substantial amount of information and analyses provided by Highland at the Board’s request. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s New Advisory Agreement, the Trustees reviewed the information provided with management of Highland. The Trustees also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed New Advisory Agreements, as well as other memoranda and information relevant to the legal standards and related considerations for a transaction such as the one between Highland and GEAM. The Independent Trustees discussed the New Advisory Agreements in detail during private sessions with their independent legal counsel at which no representatives of Highland or GEAM were present. The Independent Trustees and their independent legal counsel requested, and received and considered, additional information from Highland and GEAM following these sessions.

In advance of the meetings, and in response to their detailed requests, the Trustees received from Highland written responses to their inquiries, which included substantial exhibits and other materials related to Highland’s business and the services it proposes to provide to each Fund. The Trustees took into account their multi-year experience as Trustees and particularly their consideration of these types of agreements in recent years. The Trustees also had the opportunity to meet and ask questions directly with a member of Highland’s senior management at a meeting held on September 10, 2010, and to engage in substantive discussions.

In reaching their determinations relating to the approval of the New Advisory Agreements, the Board, including the Independent Trustees, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated this information, and all other information available to them, for each Fund on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. In particular, the Trustees focused on the following with respect to each Fund:

The Nature, Extent and Quality of Services Provided

The Trustees reviewed the services expected to be provided by Highland, in particular taking into account the experience of Highland, its affiliates and its personnel in managing and administering the activities of other registered investment companies. The Board considered their experience related to portfolio management, compliance, operations, administration and marketing. The Board also reviewed the extensive information provided by Highland and HCM related to its business, legal and regulatory affairs. The Board reviewed the results of a detailed due diligence review performed by GEAM and the outside legal counsel to the Trust concerning the business, compliance and legal affairs of Highland and HCM, and had the opportunity to receive reports and to engage in detailed discussions concerning their conclusions. This review considered the resources available to Highland to provide the services specified under the New Advisory Agreements, including the supervision of the proposed sub-advisers to each Fund.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the breadth and quality of services expected to be provided by Highland to the Funds should be satisfactory.

Investment Performance

The Trustees recognized that the investment performance achieved in the past by Highland with respect to its other clients, including other investment companies, is of limited relevance in this situation because of the substantially different investment strategies used by the Funds. The primary responsibility for portfolio management for each Fund will be with the sub-advisers for each Fund, namely GEAM for all Funds other than GE Small-Cap Equity Fund, and other sub-advisers for that Fund. The Board noted that Highland has emphasized long-term performance with respect to its other client portfolio management responsibilities, and the Board believes that perspective is most appropriate in the case of most of the Funds and is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the Independent Trustees, concluded that Highland should be able to provide satisfactory services to the Funds in conjunction with the portfolio management services expected to be provided by the sub-advisers.

Cost of the Services Provided and Profits Realized from the Relationships with the Funds

The Trustees considered the fees proposed to be paid to Highland by the Funds, as well as the fees proposed to be paid to each of the sub-advisers by Highland, which will reduce the net advisory fees retained by Highland. The Trustees reviewed the profitability analysis provided by Highland in response to its request. The Trustees had the opportunity to ask questions about the assumptions and cost allocation methods used by Highland in preparing its profitability information. Information was also presented regarding the financial condition of Highland. The Trustees determined that Highland should be entitled to earn a reasonable level of profits for the services it proposes to provide to the Funds.

Based on their review, the Board, including the Independent Trustees, concluded that they were satisfied that the level of profitability expected to be achieved by Highland from its relationship with the Funds would not be unreasonable or excessive.

The Extent to Which Economies of Scale Would be Realized as each Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

Although the Board noted that most of the Funds did not experience significant growth in assets over the past year, the Trustees considered the extent to which economies of scale could be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted also that Highland expects its distribution plans and capabilities to provide an opportunity for the Funds to experience greater growth than in the past. The Board has in the past been comfortable with the advisory fee structure of the Funds, and the total advisory fees for the Funds would not increase and would remain competitive. The Board recognizes that there can be some opportunities for reductions in certain operating expenses that might be enjoyed by the Funds depending on the extent to which they grow.

Comparison of Services to be Rendered and Fees to be Paid

The Trustees discussed the services to be provided to the Funds by Highland and the sub-advisers and the fees proposed to be charged to the Funds for those services. The Trustees reviewed information regarding the fee and expense ratio for each Fund and comparative information with respect to similar products, noting that Highland does not currently manage any investment companies or other types of accounts using strategies comparable to those of the Funds. They discussed that most of the Funds’ fees and expenses should generally remain within applicable peer group ranges and, therefore, the Funds would be generally charged a competitive rate in comparison to their peers. The Board also considered Funds’ comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that the Funds have generally benefitted from not having a high management fee rate for most of the Funds since their inception, and that the advisory fee rate is not proposed to change.

The Board, including the Independent Trustees, concluded that, based on this information, each Fund’s proposed advisory fee would be reasonable in relation to the services proposed to be provided to the Fund.

Fall-Out Benefits

The Trustees considered actual and potential financial benefits that Highland could derive from its relationship with the Funds, including where applicable soft dollar commission benefits generated through Fund portfolio transactions. The Board noted, however, that each Fund should benefit from the resources expected to be available through Highland and the sub-advisers, and that each Fund represents only a small portion of the assets managed by Highland and its affiliates. The Board and the Independent Trustees also considered that because GEAM will receive the purchase price for the Transaction only if the Transaction closes, GEAM has a financial incentive to recommend shareholder approval of this Proposal.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that approval of the New Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

Interests of Trustees, Officers or Nominees in the Proposal

None of the Independent Trustees have any interest in Proposal 1. The Trustees that are “interested persons” of the Funds (within the meaning of the 1940 Act) (the “Interested Trustees”) and Officers of GEAM have a non-material indirect interest through ownership of shares of General Electric Company, the parent company of GEAM. Mr. Dougherty, a Nominee, is the Executive Vice President for Strand Advisors XVI, Inc, Highland’s general partner. As such, Mr. Dougherty has an interest in the approval of Proposal 1.

Required Vote

Approval of the Proposal on behalf of a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than fifty (50) per centum of the Outstanding Shares of such Fund or (ii) sixty-seven (67) per centum or more of the shares of such Fund present at the Meeting if more than fifty (50) per centum of the Outstanding Shares of such Fund are represented at the Meeting in person or by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF

EACH FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2

TO APPROVE NEW SUB-ADVISORY AGREEMENTS

GE U.S. EQUITY FUND

GE CORE VALUE EQUITY FUND

GE PREMIER GROWTH EQUITY FUND

GE SMALL-CAP EQUITY FUND

GE GLOBAL EQUITY FUND

GE INTERNATIONAL EQUITY FUND

GE FIXED INCOME FUND

GE GOVERNMENT SECURITIES FUND

GE SHORT-TERM GOVERNMENT FUND

GE TAX-EXEMPT FUND

GE TOTAL RETURN FUND

GE MONEY MARKET FUND

Background

Upon completion of the Transaction, the investment advisory agreements between GEAM and each of the Funds listed above are expected to terminate. The Board and GEAM are proposing that, for each of the Funds except GE Small-Cap Equity Fund, Highland and GEAM enter into a new sub-advisory agreement, subject to shareholder approval, in the form attached in Appendix B to this Proxy Statement (the “GEAM Sub-Advisory Agreements”). In addition, shareholders of GE Small-Cap Equity Fund are being asked to approve new sub-advisory agreements between Highland and two of its existing sub-advisers, Palisade and Champlain, in the forms attached as Appendices C and D (the “New Small-Cap Equity Sub-Advisory Agreements,” together with the GEAM Sub-Advisory Agreements, the “New Sub-Advisory Agreements”). The New Small-Cap Equity Sub-Advisory Agreements between Highland, on behalf of GE Small-Cap Equity Fund, and each of Palisade and Champlain will replace, subject to shareholder approval, the existing sub-advisory agreements between GEAM, on behalf of GE Small-Cap Equity Fund, and each of Palisade and Champlain (the “Prior Small-Cap Equity Sub-Advisory Agreements”) which will terminate upon the closing of the Transaction. Accordingly, shareholders of each Fund, with all classes voting as a single class, are being asked to approve one or more New Sub-Advisory Agreement(s) for each Fund in which they hold shares, each to be effective on or about the Closing Date.

At a meeting held on September 20, 2010, the Board, including the Independent Trustees, considered and approved the New Sub-Advisory Agreements and their submission for shareholder approval by a unanimous vote of the Trustees present, with a majority of the Independent Trustees present in person. The Trustees noted that having the Funds, except GE Small-Cap Equity Fund, subadvised by GEAM, and GE Small-Cap Equity Fund continue to be subadvised by Palisade and Champlain, two of its four current sub-advisers, would result in continuity in the day-to-day portfolio management of the Funds. The Board is not proposing to renew GE Small-Cap Equity Fund’s sub-advisory agreements with GlobeFlex and SouthernSun after those contracts terminate in connection with the Transaction. Similarly, the Board is not proposing to renew GE Total Return Fund’s sub-advisory agreement with Urdang when it terminates in connection with the Transaction.

Descriptions of the GEAM Sub-Advisory Agreements and New Small-Cap Equity Sub-Advisory Agreements are provided below under the captions “Material Terms of the GEAM Sub-Advisory Agreements” and “Comparison of Prior and New Small-Cap Sub-Advisory Agreements,” respectively. These descriptions are only summaries and are qualified in their entirety by reference to the forms of the New Sub-Advisory Agreements attached to this Proxy Statement in Appendices B, C and D. In addition, a summary of the considerations of the Board with respect to the New Sub-Advisory Agreements is provided below under the caption “Matters Considered by the Board.”

Information About GE Asset Management Incorporated

GEAM is registered as an investment adviser under the Advisers Act, and is located at 3001 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of General Electric Company (“GE”). GE is a diversified technology, media and financial services company with products and services ranging from aircraft engines, power generation and water processing to medical imaging, business and consumer financing and media content. GE serves customers in more than 100 countries and employs more than 300,000 people worldwide. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM also provide investment advisory services with respect to GE’s pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and certain funds offered as part of GE’s 401(k) program (also known as the GE Savings and Security Program). As of September 30, 2010, GEAM had approximately $[        ] billion of assets under management, of which approximately $[        ] billion was invested in mutual funds.

Additional information about GEAM, including the principal executive officers and directors of GEAM, and other investment companies with similar investment objectives to that of the Fund for which GEAM provides investment management services, is provided in Appendix E.

Information about Palisade Capital Management, L.L.C.

Palisade is registered as an investment adviser under the Advisers Act and was formed in 1995 to focus on managing small-cap strategies. In the years after its inception, Palisade has expanded its product offerings to include the management of accounts utilizing the small, mid and mid cap growth equity, outright convertible, convertible arbitrage, and private equity investment strategies. Palisade manages various institutional and private accounts with total assets in excess of $3.1 billion as of September 30, 2010. Palisade, having its principal office located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024, provides a continuous investment program with respect to those assets of GE Small-Cap Equity Fund allocated to it by GEAM. Prior to October 1, 2008, Palisade had served as the sole sub-adviser to GE Small-Cap Equity Fund since the Fund’s inception in April of 2000.

Additional information about Palisade, including the principal executive officers and directors of Palisade, and other investment companies with similar investment objectives to that of the Fund for which Palisade provides investment management services, is provided in Appendix E.

Information about Champlain Investment Partners LLC

Champlain is registered as an investment adviser under the Advisers Act, and was formed in 2004 to focus on managing core small and mid-cap strategies. As of September 30, 2010, Champlain had over $3.6 billion in assets under management. Champlain, having its principal office located at 346 Shelburne Road, 6th Floor, Burlington, Vermont 05401, provides a continuous investment program with respect to those assets of GE Small-Cap Equity Fund allocated to it by GEAM.

Additional information about Champlain, including the principal executive officers and directors of Champlain, and other investment companies with similar investment objectives to that of the Fund for which Champlain provides investment management services, is provided in Appendix E.

Material Terms of the GEAM Sub-Advisory Agreements

The following discussion is a description of the material terms of the GEAM Sub-Advisory Agreements. The description is qualified in its entirety by reference to the form of GEAM Sub-Advisory Agreement contained in Appendix B to this Proxy Statement.

Sub-Advisory Fee

Under the GEAM Sub-Advisory Agreements, GEAM will be compensated by Highland out of the advisory fees Highland receives from the Funds, or directly by the Funds, in which case, Highland’s advisory fee will be reduced by the amount of compensation paid to GEAM by the Funds. The sub-advisory fee for each Fund is based on the average daily value of its Allocated Assets, less accrued liabilities of that Fund related or allocated to the Allocated Assets (other than the aggregate amount of any outstanding borrowings constituting financial leverage). GEAM will be entitled to receive from Highland, a monthly fee, computed and accrued daily, based on the annual rates as set forth below:

Fund	Sub-Advisory Fee Rate
GE U.S. Equity Fund	GEAM: 0.200%
GE Core Value Equity Fund	GEAM: 0.275%
GE Premier Growth Equity Fund	GEAM: 0.300%
GE Global Equity Fund	GEAM: 0.375%
GE International Equity Fund	GEAM: 0.400%
GE Fixed Income Fund	GEAM: 0.175%
GE Government Securities Fund	GEAM: 0.200%
GE Short-Term Government Fund	GEAM: 0.150%
GE Tax-Exempt Fund	GEAM: 0.175%
GE Total Return Fund	GEAM: 0.250%
GE Money Market Fund	GEAM: 0.125%

Term and Termination

Each GEAM Sub-Advisory Agreement will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually by (1) the Board, or (2) a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the relevant Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the approval.

Each GEAM Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board, or by vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the relevant Fund. The GEAM Sub-Advisory Agreement may also be terminated, without penalty, by Highland: (1) upon no less than 60 days’ prior written notice to GEAM, (2) upon material breach by GEAM of any of the representations and warranties set forth in the GEAM Sub-Advisory Agreement, or (3) upon GEAM becoming unable to discharge its duties and obligations under the GEAM Sub-Advisory Agreement, including circumstances such as financial insolvency of GEAM or other circumstances that could adversely affect the Fund. GEAM may terminate a GEAM Sub-Advisory Agreement at any time on no less than 60 days’ prior written notice to Highland. Each GEAM Sub-Advisory Agreement will terminate automatically in the event of its assignment or upon termination of the corresponding New Advisory Agreement between the Fund and Highland. Under the terms of the Asset Purchase Agreement, Highland would be subject to financial penalties if it terminates GEAM’s sub-advisory relationship with the Funds, without Good Reason (as defined in the “Matters Considered by the Board—Fall Out Benefits” section of this Proposal) before the second anniversary of the Closing Date. Therefore, Highland may have a financial incentive to retain GEAM as the sub-adviser for the Funds for longer than it otherwise would.

Duties

Under the GEAM Sub-Advisory Agreements, GEAM will be responsible for furnishing continuously an investment program for the assets allocated to it by Highland (“Allocated Assets”) (subject to shareholder approval of Proposal 1), including determining the investments to be purchased, held, sold, or exchanged by each Fund and the portion, if any, of the assets of each Fund to be held or uninvested, subject to the overall supervision of Highland and the Board. GEAM also will be responsible for placing purchase and sell orders for its Allocated Assets. With respect to GE Total Return Fund, GEAM would be responsible for allocating assets based upon GEAM’s asset allocation model to any other third-party sub-advisers selected and hired by Highland. Initially, GEAM will be the sole sub-adviser to the Fund.

Among the additional duties set forth in the GEAM Sub-Advisory Agreements, GEAM will be required to (1) provide such periodic and special reports as the Board and Highland may reasonable request or as may be required by applicable law, (2) assist the Board in determining the fair valuation of any illiquid portfolio securities held by the Funds within each Fund’s Allocated Assets and assist the Trust’s accounting services agent or Highland in obtaining independent sources of market value for all other portfolio securities, and (3) carry out all its responsibilities under the GEAM Sub-Advisory Agreements in compliance with each Fund’s investment objective, policies and restrictions as set forth in the Trust’s registration statement and the Funds’ prospectus and statement of additional information, the organizational documents of the Trust, all investment guidelines, policies, procedures or directives of the Trust or Highland and the Advisers Act and 1940 Act and the rules promulgated thereunder.

Amendment

A GEAM Sub-Advisory Agreement may only be amended by an instrument in writing signed by the party against which enforcement of the amendment is sought, provided that material amendments will be effective only if approved by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the relevant Fund, unless the Trust receives an order from the SEC or opinion of counsel permitting it to modify the GEAM Sub-Advisory Agreement without such vote.

Standard of Care and Indemnification

Each GEAM Sub-Advisory Agreement provides that GEAM shall not be liable to the Trust or Highland for any loss suffered by the relevant Fund, the Trust or its shareholders or by Highland in connection with the matters to which the GEAM Sub-Advisory Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this GEAM Sub-Advisory Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The GEAM Sub-Advisory Agreements contain provisions relating to indemnification whereby (1) the Trust and Highland agree to indemnify and hold GEAM, its officers and directors, and any person who controls GEAM (within the meaning of Section 15 of the Securities Act of 1933, as amended), harmless from any and all direct or indirect liabilities, losses or damages, arising from circumstances specified therein, and (2) GEAM agrees to indemnify and hold the Highland, its officers and directors, and any person who controls Highland and the Trust, harmless from any and all direct or indirect liabilities, losses or damages, arising from circumstances specified therein.

Comparison of the Prior and New Small-Cap Equity Sub-Advisory Agreements

The following discussion is a comparison of the Prior Small-Cap Equity Sub-Advisory Agreements and New Small-Cap Equity Sub-Advisory Agreements and a description of the material terms of the Small-Cap Equity Sub-Advisory Agreements with each of Palisade and Champlain (each a “Sub-Adviser” and together, the “Sub-Advisers”). Substantively, the New Small-Cap Equity Sub-Advisory Agreements are identical to the Prior Small-Cap Equity Sub-Advisory Agreements, except that the New Small-Cap Equity Sub-Advisory Agreements will be with Highland, not GEAM, and will have different effective dates as described below under “Term and Termination.” The description is qualified in its entirety by reference to the forms of New Small-Cap Equity Sub-Advisory Agreements contained in Appendices C and D to this Proxy Statement.

Sub-Advisory Fee

Under the New Small-Cap Equity Sub-Advisory Agreements, each Sub-Adviser will be compensated by Highland out of the advisory fees Highland receives from the Funds at the same rate that Sub-Adviser was being compensated at under the Prior Small-Cap Equity Sub-Advisory Agreements. The sub-advisory fee is based on the net assets attributable to the aggregate assets allocated to each Sub-Adviser with respect to the Fund. Unlike the Prior Small-Cap Equity Sub-Advisory Agreements where the determination of break-points, to the extent applicable, was made based on the aggregate of all assets allocated to the Sub-Advisor by GEAM with respect to all mutual funds managed by GEAM, the determination of break-points under the New Small-Cap Equity Sub-Advisory Agreements will be assets allocated to the Sub-Adviser only with respect to the Fund. The total amounts paid as of September 30, 2009, by GEAM to the current sub-advisers of the GE Small-Cap Equity Fund are shown in Exhibit D.

Term and Termination

Each Prior Small-Cap Equity Sub-Advisory Agreement is dated as of October 1, 2008 and neither has been submitted for shareholder approval since its initial approval by shareholders on August 6, 2008. Each Prior Small-Cap Equity Sub-Advisory Agreement was approved for an initial two year term and would continue thereafter so long as the continuance was specifically approved at least annually by (1) the Board, or (2) a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, provided that in either event the continuance was also approved by a majority of the Board who were not parties to the Prior Small-Cap Equity Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Prior Small-Cap Equity Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval. The Prior Small-Cap Equity Sub-Advisory Agreements will terminate upon the closing of the Transaction, which is why shareholders of GE Small-Cap Equity Fund are being asked to approve Proposal 2B and 2C approving the New Small-Cap Equity Sub-Advisory Agreements.

Similar to the Prior Small-Cap Equity Sub-Advisory Agreements, each New Small-Cap Equity Sub-Advisory Agreement will continue after approval of its initial two year term so long as the continuance is specifically approved at least annually by (1) the Board, or (2) a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, provided that in either event the continuance is also approved by a majority of the Board who are not parties to the New Small-Cap Equity Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the New Small-Cap Equity Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

Each New Small-Cap Equity Sub-Advisory Agreement may be terminated in the same manner as each Prior Small-Cap Equity Sub-Advisory Agreement. The New Small-Cap Equity Sub-Advisory Agreements may be terminated at any time, without payment of any penalty, by the Board, or by vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund on 60 days’ written notice to the relevant Sub-Adviser. Each Small-Cap Equity Sub-Advisory Agreement may also be terminated, without payment of any penalty, by Highland: (1) upon 60 days’ written notice to the relevant Sub-Adviser, (2) upon material breach by a Sub-Adviser of any of the representations and warranties set forth in the Small-Cap Equity

Sub-Advisory Agreement, or (3) if a Sub-Adviser becomes unable to discharge its duties and obligations under the Small-Cap Equity Sub-Advisory Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. A Sub-Adviser may terminate its New Small-Cap Equity Sub-Advisory Agreement at any time, without payment of any penalty, on 60 days’ written notice to Highland. Each New Small-Cap Equity Sub-Advisory Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the New Advisory Agreement between the Fund and Highland.

Duties

The duties of Palisade and Champlain under the Prior Small-Cap Equity Sub-Advisory Agreements are the same as they would be under the New Small-Cap Equity Sub-Advisory Agreements. Under the New Small-Cap Equity Sub-Advisory Agreements, each Sub-Adviser would be responsible for providing a continuous investment program for the assets allocated to it by Highland (“Allocated Assets”) (subject to shareholder approval of Proposal 1), including investment research and management, subject to the oversight and supervision of Highland and the Board. Each Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund with respect to its Allocated Assets, and will be responsible for placing purchase and sell orders for its Allocated Assets. Each Sub-Adviser will also consult with Highland from time to time regarding matters pertaining to the Funds, including market strategy and portfolio characteristics.

Among the duties set forth in the New Small-Cap Equity Sub-Advisory Agreements, each Sub-Adviser will be required to (1) provide such periodic and special reports as the Board and Highland may reasonable request or as may be required by applicable law, (2) assist the Board in determining the fair valuation of any illiquid portfolio securities held by the Funds within each Fund’s Allocated Assets and assist the Trust’s accounting services agent or Highland in obtaining independent sources of market value for all other portfolio securities, and (3) carry out all its responsibilities under the Small-Cap Equity Sub-Advisory Agreement in compliance with the Fund’s investment objective, policies and restrictions as stated in the Trust’s registration statement, the organizational documents of the Trust, all investment guidelines, policies, procedures or directives of the Trust or Highland and applicable law. These duties are exactly the same as those that the Sub-Advisers had under the Prior Small-Cap Equity Sub-Advisory Agreements.

Amendment

The amendment provision in the Prior Small-Cap Equity Sub-Advisory Agreements is the same as that of the New Small-Cap Equity Sub-Advisory Agreements. No provision of either New Small-Cap Equity Sub-Advisory Agreement may be changed, waived, discharged or terminated orally. Each Small-Cap Equity Sub-Advisory Agreement may only be amended by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, provided that material amendments will be effective only if approved by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, unless the Trust receives an order from the SEC or opinion of counsel permitting it to modify the New Small-Cap Equity Sub-Advisory Agreements without such vote.

Standard of Care and Indemnification

The standard of care in each New Small-Cap Equity Sub-Advisory Agreement is substantially similar to the standard included in the Prior Small-Cap Equity Sub-Advisory Agreements. The Palisade Small-Cap Equity Sub-Advisory Agreement provides that Palisade shall not be liable to the Trust or Highland for any loss suffered by the Fund, the Trust or its shareholders or by Highland in connection with the matters to which this agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; provided, however, that with respect to subsection (b) above, Palisade shall not be liable to the Trust or Highland for any loss in excess of its proportional share of any loss suffered by the Trust or Highland in connection with a Section 36(b) claim. The standard of care in the Champlain Small-Cap Equity Sub-Advisory Agreement is the same as that in the Palisade Small-Cap Equity Sub-Advisory Agreement except that, with respect to its potential liability for Section 36(b) claims, Champlain does not limit the amount of loss it may be liable to the Trust or Highland to its proportional share of any loss suffered by the Trust or Highland in connection with such claim.

The New Small-Cap Equity Sub-Advisory Agreements contain provisions relating to indemnification that are similar those in the Prior Small-Cap Equity Sub-Advisory Agreements with Palisade and Champlain, whereby (1) the Trust and Highland agree to indemnify and hold each Sub-Adviser, its officers and directors, and any person who controls such Sub-Adviser (within the meaning of Section 15 of the Securities Act of 1933, as amended), harmless from any and all direct or indirect liabilities, losses or damages, arising from any claim, demand, action suit or proceeding as specified therein, and (2) each Sub-Adviser agrees to indemnify and hold Highland, its officers and directors, any person who controls Highland, and the Trust, harmless from any and all direct or indirect liabilities, losses or damages, arising from any claim, demand, action suit or proceeding as specified therein.

Matters Considered by the Board

The Board, including the Independent Trustees, considered and approved the New Sub-Advisory Agreements and their submission for shareholder approval by unanimous vote of the Trustees present in person at a meeting held on September 20, 2010, with a majority of the Independent Trustees present in person. If the New Sub-Advisory Agreements are not approved by the shareholders, the Trustees will promptly consider alternatives.

The New Sub-Advisory Agreements are proposed for GEAM and, with respect to GE Small-Cap Equity Fund, instead with each of Palisade and Champlain, both of which currently serve as sub-advisers to that Fund. The Trustees noted that they had previously considered and approved advisory agreements with GEAM and the Funds, and sub-advisory agreements between Palisade and Champlain with respect to GE Small-Cap Equity Fund, at meetings in December 2009. For that reason, the Trustees focused on information with respect to those sub-advisers that has changed since that prior approval, but otherwise relied in part on their prior determinations, consideration and analysis.

In considering all of these approvals, the Trustees considered and discussed a substantial amount of information and analyses provided, at the Board’s request, by GEAM and each of the sub-advisers. The Board also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was previously prepared by independent third party providers, Lipper Analytical Services Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”), and updated by GEAM for more recent periods. The Trustees reviewed the fees charged by GEAM and the other sub-advisers for other funds and advisory clients other than mutual funds that employ the same investment strategy as any of the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the proposed New Sub-Advisory Agreements with respect to each Fund, the Trustees reviewed the information provided with management of GEAM and their independent legal counsel. The Trustees also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed approvals. The Independent Trustees discussed the proposed approvals in detail during private sessions with their independent legal counsel at which no representatives of GEAM or the other sub-advisers were present. The Independent Trustees and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Trustees received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to each Fund. Also in advance of the meetings, the Trustees received from each of the other sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to each other sub-adviser’s business and the services provided to GE Small-Cap Equity Fund. The Trustees took into account their multi-year experience as Trustees and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Trustees asked GEAM management, in its oral presentations, to highlight material differences from the information presented in recent years and the expected effects of Highland’s proposed role as the investment adviser to each Fund.

During the meetings, the Trustees also had an opportunity to discuss this information with GEAM’s personnel (including senior executives and representatives from the legal, compliance and finance departments, and investment personnel). With respect to GE Small-Cap Equity Fund, the Trustees had the opportunity to hear presentations by representatives of each of the sub-advisers during the past year. The Trustees posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to the approval of the New Sub-Advisory Agreements, the Board, including the Independent Trustees, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated this information, and all other information available to them, for each Fund on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. In particular, the Trustees focused on the following with respect to each Fund:

The Nature, Extent and Quality of Services Provided

The Trustees reviewed the services provided by GEAM and the other sub-advisers, in particular taking into account their extensive past experiences with GEAM and Palisade [and Champlain?]. In connection with their consideration of GEAM’s services, the Trustees focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers or, with respect to GE Total Return Fund, effective processes used for allocating assets among multiple asset classes and sub-advisers; (iii) effective processes used for providing Fund management and compliance functions; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Trustees discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Trustees noted that the Funds represent only a small portion of the assets managed by GEAM, but benefit from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the other sub-advisers, the Trustees focused on the favorable attributes of those sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and satisfactory histories and reputations.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the breadth and quality of services provided by GEAM and each of the other sub-advisers continue to be satisfactory.

Investment Performance of the Funds and Sub-Advisers

The Trustees considered the investment performance of each of the Funds for various periods. The Trustees reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds previously prepared by Lipper and Morningstar with respect to various periods and updated by GEAM with respect to more recent periods. This prior performance of the Funds remains relevant because the day-to-day portfolio management of the Funds is not expected to change, except for GE Small-Cap Equity Fund, for which only two of the current four sub-advisers are being proposed to continue in their role with the Fund. The Trustees also engaged in detailed discussions with GEAM management and, in connection with GE Small-Cap Equity Fund, representatives of each of the other sub-advisers at meetings held throughout the year, about each of their respective investment processes and performance results. These discussions focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance in certain periods. The Board also considered GE Small-Cap Equity Fund’s multi-manager structure and how each proposed sub-adviser’s approach to small cap investing fits within that Fund’s overall strategy. The Trustees discussed GEAM’s investment approach with respect to each of the Funds, and that the performance of the Funds is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the Independent Trustees, concluded that each Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost of the Services Provided and Profits Realized from the Relationships with the Funds

The Trustees considered the sub-advisory fees proposed to be paid to GEAM and the other sub-advisers by the Funds, and the cost of the services provided to the Funds by GEAM and each of the other sub-advisers. The Trustees reviewed the information they had requested from GEAM and each of the other sub-advisers concerning their profitability.

The Trustees considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for each Fund. The Trustees reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Trustees also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Trustees also reviewed the assumptions and cost allocation methods used by each of GE Small-Cap Equity Fund’s sub-advisers in preparing their respective profitability data.

With respect to GE Tax-Exempt Fund, GEAM bore a substantial portion of the Fund’s operating expenses payable during the fiscal year ended September 30, 2010 pursuant to an expense limitation agreement. The term of that agreement expires on January 29, 2011, with no extension proposed. With respect to GE Money Market Fund, in September 2009 GEAM voluntarily undertook a class-specific expense waiver. This waiver is expected to continue through January 29, 2011 to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes.

Information was presented regarding the financial condition of GEAM and each of the other sub-advisers for various past periods. The Trustees noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM. For GE Total Return Fund, GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund’s multi-manager structure. The Trustees determined that GEAM and each of the other sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Trustees also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past fiscal year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the Independent Trustees, concluded that they were satisfied that the level of profitability achieved by GEAM and each of the other sub-advisers from their relationship with the Funds was not unreasonable or excessive, and that profitability is not likely to become excessive under the proposed New Sub-Advisory Agreements.

The Extent to Which Economies of Scale Would be Realized as each Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

Although the Board noted that most of the Funds did not experience significant growth in assets over the past year, the Trustees considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels would reflect these economies of scale for the benefit of Fund investors. The Trustees also considered the substantial infrastructure investments that GEAM has made with respect to its investment operations and its commitment to continue investing resources to enhance services to the Funds. The Trustees recognized the benefits to the Funds of GEAM’s past investment in its operations through the expenditure of significant sums to support its substantial infrastructure, generally lower Fund fees and subsidies of Fund operating expenses and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Trustees also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management.

Comparison of Services to be Rendered and Fees to be Paid

The Trustees discussed the services to be provided to the Funds by GEAM and the fees charged to the Funds for those services. The Trustees reviewed information regarding the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that most of the Funds’ figures were generally within applicable peer group ranges and, therefore, the Funds are generally charged a competitive rate in comparison to their peers, and those fee rates would not increase. The Board also considered GEAM’s comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that GEAM has generally foregone a higher rate of management fee for most of the Funds since the inception of its relationship with the Funds.

In connection with GE Small-Cap Equity Fund, the Trustees reviewed the services provided to the Fund by each of the sub-advisers. They reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by each of the sub-advisers.

The Board, including the Independent Trustees, concluded that, based on this information, each Fund’s proposed sub-advisory fees paid to each of the sub-advisers, should be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits

The Trustees considered actual and potential financial benefits that GEAM and each of the other sub-advisers may derive from their respective relationships with the Funds, including where applicable soft dollar commission benefits generated through Fund portfolio transactions. The Board noted, however, that each Fund benefits from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

In addition, the Trustees also considered that under the terms of the Asset Purchase Agreement, Highland would be obligated to accelerate the unpaid portion of certain purchase price payments payable to GEAM after the Closing Date with respect to a particular Fund in the event that Highland or the Board terminates the applicable Fund’s GEAM Sub-Advisory Agreement without Good Reason (defined below), or GEAM terminates it for Good Reason, to the date of any such termination. A GEAM Sub-Advisory Agreement may be terminated for Good Reason when, among other reasons provided in the Asset Purchase Agreement, a party terminates when the other party has materially breached such GEAM Sub-Advisory Agreement. Therefore, Highland has a financial incentive to retain GEAM as the sub-adviser unless it has Good Reason to terminate.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that approval of the proposed New Sub-Advisory Agreements for the Funds was in the best interests of each Fund and its shareholders.

Interests of Trustees, Officers or Nominees in the Proposal

No Trustee or officer of the Trust has any equity interest in either Palisade or Champlain. GEAM has retained Palisade and/or Champlain for other client accounts managed by GEAM. No Nominee has any equity interest in GEAM, Palisade or Champlain. The Interested Trustees and Officers of GEAM have a non-material indirect interest through ownership of shares of General Electric Company, the parent company of GEAM.

Required Vote

Approval of the Proposal on behalf of a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than fifty (50) per centum of the Outstanding Shares of such Fund or (ii) sixty-seven (67) per centum or more of the shares of such Fund present at the Meeting if more than fifty (50) per centum of the Outstanding Shares of such Fund are represented at the Meeting in person or by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF

EACH FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3

TO ELECT NEW TRUSTEES

GE U.S. EQUITY FUND

GE CORE VALUE EQUITY FUND

GE PREMIER GROWTH EQUITY FUND

GE SMALL-CAP EQUITY FUND

GE GLOBAL EQUITY FUND

GE INTERNATIONAL EQUITY FUND

GE FIXED INCOME FUND

GE GOVERNMENT SECURITIES FUND

GE SHORT-TERM GOVERNMENT FUND

GE TAX-EXEMPT FUND

GE TOTAL RETURN FUND

GE MONEY MARKET FUND

Background

The Asset Purchase Agreement between Highland and GEAM provides that in connection with the Transaction, the Board is proposed to be replaced with new trustees who are more familiar with Highland and with the management and operation of the Highland Funds. Messrs. Timothy K. Hui, Scott F. Kavanaugh, James F. Leary, Bryan A. Ward and R. Joseph Dougherty (each of whom has agreed to serve) have been nominated for election as trustees of the Trust. The Nominees are to be elected by the holders of all shares of all classes of all Funds, voting together as a single class. The Nominees will serve in accordance with the Declaration of Trust and By-laws of the Trust.

At a meeting held on September 20, 2010, the Board, including the Independent Trustees, nominated the Nominees for election by shareholders. The Board had the opportunity to meet one of the independent Nominees and the interested Nominee in person, and to meet all of the Nominees by telephone, as well as to review each Nominee’s biographical information, experience and other factors deemed relevant by the Board, including detailed questionnaires concerning the qualifications and independence of the Nominees.

If any one or more of the Nominees are elected by the shareholders of the Trust, then the terms of all current members of the Board will expire. If any Nominee becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

Information Regarding the Nominees and the Officers

The following provides an overview of the considerations that led the Board to conclude that each individual Nominee for Trustee of the Trust should be nominated, as well as each Nominee’s name and certain biographical information as reported by them to the Trust. Among the factors the Board considered when concluding that an individual should be a Nominee for Trustee were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience serving on company boards (including public companies and other investment companies, including the Highland Funds) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be a nominee for Trustee of the Trust. Each Nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

In addition, the names and ages of the Nominees (current Trustees of the Highland Funds), the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Nominee in the Highland Funds complex and other directorships or trusteeships they hold with public reporting companies are shown below. The business address for each Nominee is c/o Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, TX 75240.

Name and Age	Position with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Timothy K. Hui (Age 62)	Nominee for Trustee	Indefinite Term; N/A	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Philadelphia Biblical University.	19	Trustee of Highland Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (Age 49)	Nominee for Trustee	Indefinite Term; N/A	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chair, president and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; and Private investor since February 2004.	19	Trustee of Highland Funds (7 portfolios)

Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

James F. Leary (Age 80)	Nominee for Trustee	Indefinite Term; N/A	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	19	Trustee of Highland Funds (7 portfolios); Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant executive experience including past service as chief financial officer of an operating company; audit committee financial expert.

Bryan A. Ward (Age 55)	Nominee for Trustee	Indefinite Term; N/A	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	19	Trustee of Highland Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.
Interested Nominee

R. Joseph Dougherty[2] (Age 40)	Nominee for Trustee	Indefinite Term; N/A	Team Leader of HCM since 2000, Trustee of the funds in the Highland Funds since 2004 and President and Chief Executive Officer of the funds in the Highland Funds since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Funds from 2004 to December 2008.	19	Trustee of Highland Funds (7 portfolios)	Positions and experience at Highland; continuing service as President and Chief Executive Officer of the Highland Funds; significant executive and financial experience.

[1]

For purposes of this chart, the “Fund Complex” consists of all of the registered investment companies advised by HCM, Highland’s affiliate, as of 9/30/10 and the Funds, assuming shareholders vote to approve both Proposal 1 (relating to the New Advisory Agreements between the Funds and Highland) and Proposal 3 (relating to the election of the above Nominees).

[2]

If shareholders approve Proposals 1 and 3 (relating to the New Advisory Agreements between the Funds and Highland and election of the above Nominees), Mr. Dougherty is expected to be an “interested person” of the Funds within the meaning of the 1940 Act because of his position with Highland.

Compensation Table

The table below shows the compensation received by each Nominee from the Funds and From all Highland Funds (7 portfolios in the aggregate) for the 12 month period ended September 30, 2010.

Name of Nominee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Highland Funds
Interested Nominee
R. Joseph Dougherty	$0	$0	$0	$0
Disinterested Nominee
Timothy K. Hui	$0	$0	$0	$150,000
Scott F. Kavanaugh	$0	$0	$0	$150,000
James F. Leary	$0	$0	$0	$150,000
Bryan A. Ward	$0	$0	$0	$150,000

Each disinterested Nominee will receive an annual retainer of $150,000, payable in quarterly installments and allocated among each of the seven registered investment companies in the Highland Funds complex based on relative net assets.

Beneficial Ownership of Equity Securities by Nominees in the Funds and the Highland Funds Complex of Investment Companies

The tables below show the dollar range of equity securities of each of the Funds and the aggregate dollar range of equity securities of all of the funds in the Highland Funds “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Schedule 14A under the Exchange Act) owned by each Nominee as of the Record Date.

Name of Nominee	Dollar Range of Equity Securities Owned in the Funds	Aggregate Dollar Range of Equity Securities Owned in the Highland Funds Family of Investment Companies[1]
Disinterested Nominees
Timothy K. Hui	None	$1—$10,000
Scott F. Kavanaugh	None	$10,001—$50,000
James F. Leary	None	$10,001—$50,000
Bryan A. Ward	None	$1—$10,000
Interested Nominee
R. Joseph Dougherty	None	Over $100,000

[1]

For purposes of this chart, the Highland Funds Family of Investment Companies includes only the seven registered investment companies for which HCM, Highland’s affiliate, currently serves as investment adviser and the Funds.

Beneficial Ownership of Equity Securities by Disinterested Nominees in Certain Fund Affiliates

No disinterested Nominee of any Fund, and no immediate family member thereof, owns beneficially any equity securities in the investment adviser or principal underwriter of any Fund or in any person in a control relationship with the investment adviser or principal underwriter of any Fund.

Officers of the Funds

Information regarding the Officers of the Funds is provided in Appendix F.

Officer Compensation

No officer of the Funds receives compensation from any Fund.

Committees of the Current Board of Trustees

The Board is responsible for the overall management and supervision of the Funds’ affairs. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds’ investment adviser and administrator, distributor, custodian and transfer agent. The Board has created two committees to perform specific functions on behalf of the Funds. The members of each committee and a description of each committee’s functions appear below. The Independent Trustees are members of the Fund’s Audit Committee and Governance Committee.

The 1940 Act requires that at least 40% of an investment company’s trustees not be “interested persons” (as defined in the 1940 Act) of that company and as such, those trustees may not be affiliated with GEAM. To rely on certain exemptive rules under the 1940 Act, a majority of an investment company’s trustees must be non-interested trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the non-interested trustees. Currently, a majority of the Trust’s Trustees are non-interested trustees. The Chairman of the Board is an interested person of the Trust, and the non-interested Trustees have designated a lead non-interested Trustee who chairs meetings or executive sessions of the non-interested Trustees, reviews and comments on Board meeting agendas, represents the views of the non-interested Trustees to management and facilitates communication among the non-interested Trustees and their independent legal counsel. The Board has determined that its leadership structure, in which the non-interested Trustees have designated a lead non-interested Trustees to function as described above, is appropriate in light of the services that GEAM and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Audit Committee

The Audit Committee evaluates and selects the Funds’ independent auditors. The Audit Committee meets with the Funds’ independent auditors to review the scope and cost of the Funds’ audit and reviews the report, addresses any issues with the independent auditors, approves all significant services to be performed by the independent auditors and to consider the possible effect of such services on their independence.

Governance Committee

The Governance Committee selects and nominates person(s) for election or appointment as trustees including independent trustees and trustees who are interested persons of the Trust, reviews the compensation payable to the independent trustees and makes recommendations to the Board with respect thereto, reviews and evaluates the functioning of the Board and the various committees of the Board and makes recommendations with respect thereto, selects independent counsel to the independent trustees and consults with independent counsel so that it may be apprised of regulatory developments affecting governance issues. The Governance Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Governance Committee reviewed the Nominees and determined that, given the information available to it regarding the Nominees and the familiarity of the Nominees with other funds advised by HCM, it was in the best interest of the Funds to nominate the Nominees to serve as trustees of the Trust. All of the Nominees were proposed by Highland.

Record of Board and Committee Meetings

The Board and its committees held the following numbers of meetings during the fiscal year ended September 30, 2010:

Board of Trustees:	8
Audit Committee:	3
Governance Committee:	1

During the fiscal year ended September 30, 2010, each of the current Trustees attended more than seventy-five (75) per centum of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.

Proposed Leadership Structure of the Board of Trustee after Election of the Nominees

The following is a description of the leadership structure of the Highland Funds’ Board of Trustees (the “Highland Board”). The Highland Funds are advised by HCM, an affiliate under common control with Highland. If the Nominees are elected, they are expected to adopt a similar leadership structure for the Trust’s Board in order to perform their oversight of the Funds effectively.

The Highland Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Highland Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Highland Funds (the “ Highland Independent Trustees”). The Chairman of the Board, Mr. R. Joseph Dougherty, also serves as President and Chief Executive Officer of the Highland Funds, and as such he participates in the oversight of the Highland Funds’ day-to-day business affairs. The Highland Board believes that Mr. Dougherty’s roles as both Chairman of the Board and President and Chief Executive Officer of the Highland Funds facilitates communications between HCM and the Highland Board and helps to enhance the remaining Trustees’ understanding of the operations of HCM and the Highland Funds. Mr. Dougherty is an “interested person” of the Highland Funds (a “Highland Interested Trustee”) because of his position with HCM. The Trustees meet periodically throughout the year in person and by telephone to oversee the Highland Funds’ activities, review contractual arrangements with service providers for the Highland Funds and review the Highland Funds’ performance. The Highland Board conducts much of its work through certain standing Committees, each of which is comprised exclusively of all of the Highland Independent Trustees and each of whose meetings are chaired by a Highland Independent Trustee. The Highland Board has four committees, the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

Audit Committee. Pursuant to the Audit Committee Charter adopted by the Highland Board, the function of the Audit Committee is to (1) oversee the Highland Funds’ accounting and financial reporting processes and the audits of the Highland Funds’ financial statements and (2) assist in the Highland Board’s oversight of the integrity of the Highland Funds’ financial statements, the Highland Funds’ compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. Mr. Kavanaugh acts as the Chairman of the Audit Committee.

Nominating Committee. The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Highland Funds. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Highland Funds. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Highland Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Nominating Committee does not have a Chairman, although meetings of the Committee are chaired by a Highland Independent Trustee.

Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest between the Highland Funds and HCM in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Highland Funds and HCM or another client of HCM. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by a Highland Independent Trustee.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Highland Funds who appear and practice before the SEC on behalf of the Highland Funds. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC does not have a Chairman, although meetings of the Committee are chaired by a Highland Independent Trustee.

The Highland Funds do not have a lead Independent Trustee. As noted above, the Highland Board’s leadership structure features all of the Highland Independent Trustees serving as members of each Board Committee. Inclusion of all Highland Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Highland Independent

Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Highland Independent Trustees believe that because of the relatively small size of the Highland Board, the ratio of Independent Trustees to interested Trustees and the good working relationship among the Highland Board members, it has not been necessary to designate a lead Independent Trustee. The Highland Board periodically reviews its leadership structure, including the role of the Chairman. The Highland Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Highland Funds’ current operations. The Highland Board believes that its leadership structure, including having an “interested” Chairman and the current percentage of the Highland Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include (i) HCM’s role in the operation of the Highland Funds’ business; (ii) the extent to which the work of the Highland Board is conducted through the standing Committees, each of whose meetings are chaired by a Highland Independent Trustee and comprised of all Highland Independent Trustees; (iii) the extent to which the Highland Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Highland Board who are “interested persons” of the Highland Funds; and (iv) Mr. Dougherty’s additional role with HCM, which enhances the Highland Board’s understanding of the operations of HCM.

Shareholder Communications with the Board

The Trust has not adopted any formal policy with respect to handling shareholder communications to the Board. GEAM, as a matter of practice, provides the Board or independent legal counsel to the Independent Trustees with copies of correspondence from shareholders of the Funds that is considered non-routine (that is, GEAM will share correspondence other than routine requests for transactions, address changes and the like). Given the limited amount of non-routine correspondence, the Board has not adopted a more formal shareholder communications policy, but may do so in the future. Shareholders of the Funds are welcome to write to the Board at the primary address for the Funds shown on this Proxy Statement and on the prospectus for the Funds.

Audit Committee Report

The Audit Committee Report, along with information about the Audit Committee’s Pre-Approval Policies and Procedures can be found in Appendix G.

Fees Paid to Independent Accountants

The Funds’ independent registered public accounting firm for the fiscal year ended September 30, 2010 was KPMG. The following table sets forth the aggregate fees billed by KPMG for each Fund’s last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds’ semi-annual financial statements; (iii) tax services consisting primarily of tax compliance, tax advice and tax planning; and (iv) other services.

[To be provided in the definitive Proxy Statement.]

Fund	Fiscal Year Ended 9/30	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
GE U.S. EQUITY FUND	2010
	2009
GE CORE VALUE EQUITY FUND	2010
	2009
GE PREMIER GROWTH EQUITY FUND	2010
	2009
GE SMALL-CAP EQUITY FUND	2010
	2009
GE GLOBAL EQUITY FUND	2010
	2009
GE INTERNATIONAL EQUITY FUND	2010
	2009
GE FIXED INCOME FUND	2010
	2009
GE GOVERNMENT SECURITIES FUND	2010
	2009
GE SHORT-TERM GOVERNMENT FUND	2010
	2009
GE TAX-EXEMPT FUND	2010
	2009
GE TOTAL RETURN FUND	2010
	2009
GE MONEY MARKET FUND	2010
	2009

Legal Proceedings

The Board further is aware of no legal proceedings involving any the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Exchange Act.

There have been no purchases or sales of securities of GEAM or its Parents, or Subsidiaries of either, since the beginning of the most recently completed fiscal year by any current Independent Trustee.

Required Vote

The affirmative vote of a plurality of the Outstanding Shares of the Trust voting together, and not by Fund, at the Meeting is required for the election of each of the Nominees. A plurality vote means that the persons receiving the highest number of votes will be elected.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

APPROVAL OF PROPOSAL 3.

PROPOSAL 4

TO IMPLEMENT A “MANAGER OF MANAGERS” STRUCTURE

Background

Assuming shareholder approval of the New Advisory Agreements detailed in Proposal 1, Highland, subject to the supervision of the Board, will serve as investment adviser to the Funds. Pursuant to the terms of the New Advisory Agreements, Highland would be permitted, at its own expense, to engage, terminate and replace one or more sub-adviser(s) to perform some or all of the services for which Highland would be responsible. However, as described more fully below, even though Highland is permitted to delegate all or a portion of its responsibilities to one or more sub-adviser(s) under the proposed New Advisory Agreements, without the approval of this Proposal the exercise of such right to hire or replace sub-advisers would require, in each instance, shareholder approval, which is a costly and time consuming process. Although GE Small-Cap Equity Fund and GE Total Return Fund already have a “manager of managers” structure in place, this structure must be re-approved for these Funds with Highland as the investment adviser, subject to shareholder approval of Proposal 1, and must be approved initially for the other Funds.

“Manager of Managers” Structure

In order for Highland to delegate portfolio management duties to a sub-adviser with respect to a Fund as proposed in the New Advisory Agreements, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of the Fund. Specifically, Section 15(a) of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Funds, except pursuant to a written contract that has been approved by shareholders of the Fund. Therefore, without a “manager of managers” structure in place, the Funds must obtain shareholder approval of a sub-advisory agreement in order to hire a new sub-adviser, to replace an existing sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment of the agreement, such as in the event of a change of control of the sub-adviser. The process of seeking shareholder approval of sub-advisory agreements is administratively burdensome and costly, however, and may cause delays in executing changes that the Board and Highland have determined are necessary or desirable. These costs are often borne by a Fund (and therefore indirectly by such Fund’s shareholders). Although a potential disadvantage of a “manager of managers” structure for each Fund is that retention of new sub-advisers or replacement of sub-advisers often entails adjustments in such Fund’s portfolio that results in portfolio expenses, the Board believes that judicious use of the approach would be beneficial to the Funds.

Highland may not have the investment management capability to manage all asset classes and market segments, or to fully utilize certain investment techniques and strategies in which it does not have extensive experience. Therefore, Highland would need to retain highly qualified sub-advisers with expertise in those asset classes, market segments, techniques and strategies. A “manager of managers” arrangement would permit Highland greater flexibility as well as the ability to efficiently obtain and deploy the services of sub-advisers with investment expertise to complement Highland’s capabilities.

On September 24, 2010, HCM, an affiliate under common control with Highland, and certain mutual funds for which HCM serves as an investment adviser, filed a Second Amended and Restated Application with the SEC (the “Application”), requesting an order of exemption from Section 15(a) of the 1940 Act and certain rules thereunder, and certain disclosure obligations under various rules and forms (the “Order”). The requested relief, if granted, would also be available to Highland and the Funds, subject to shareholder approval. The proposed exemptive relief is intended to enable Highland and the Board to operate with greater efficiency by allowing Highland, subject to Board approval, to retain and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers, without incurring the expense and delays of obtaining shareholder approval. The “manager of managers” structure additionally would permit the Funds to disclose aggregate fees paid to Highland and any affiliated sub-advisers and aggregate fees paid to sub-advisers other than affiliated sub-advisers in lieu of disclosing the fees paid to each sub-adviser. This would benefit shareholders of the Funds because it would improve Highland’s ability to negotiate the fees paid to sub-advisers.

The SEC has issued a notice of the filing of the Application on September 27, 2010, indicating the Order will be granted, unless a hearing is requested by interested persons before 5:30 p.m. on October 25, 2010. HCM anticipates receiving the requested Order from the SEC sometime at the end of October 2010 or early November 2010.

The manager of mangers structure would be subject to several conditions:

1.	The first set of conditions require that certain disclosures are made and that shareholders of an affected Fund are informed each time a new sub-adviser is hired. Before a Fund may rely on the Order, the operation of a Fund in the manner described in the Application will be approved by a “majority of outstanding voting securities” (as defined the 1940 Act) of the Fund. Each Fund would disclose in its prospectus the existence, substance and effect of the Order. In addition, each Fund that operates under the Order would hold itself out to the public as employing the “manager of managers” structure described in the Application. Such Fund’s prospectus will prominently disclose that Highland has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. Each Fund will disclose in its registration statement the aggregate fee disclosure. Moreover, within 90 days of the hiring of any new sub-adviser, Highland will furnish shareholders of the affected Fund with all of the information about the new sub-adviser that would be included in a proxy statement, except as modified to permit aggregate fee disclosure. Highland will not enter into a sub-advisory agreement with any sub-adviser that is an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act, of a Fund or Highland, other than by reason of serving as a sub-adviser to one or more of the Funds (an “Affiliated Sub-Adviser”) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

2.	A second set of conditions is designed to protect shareholder interests through certain Board restrictions, restrictions on ownership of certain securities and careful Board oversight of changes of sub-advisers for Funds with Affiliated Sub-Advisers. Specifically, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be at the discretion of the then-existing Independent Trustees. Independent legal counsel will be engaged to represent the Independent Trustees. Highland will provide the Board, no less frequently than quarterly, with information about Highland’s profitability on a per Fund basis and, when a sub-adviser is hired or terminated, Highland will provide the Board with information showing the expected impact on Highland’s profitability. In addition, no trustee or officer of a Fund or director or officer of Highland will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a sub-adviser, except for: (i) ownership of interests in Highland or any entity that controls, is controlled by or is under common control with Highland; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or an entity that controls, is controlled by or is under common control with a sub-adviser. Finally, when a change of sub-adviser is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which Highland or an Affiliated Sub-Adviser derives an inappropriate advantage.

3.	A third set of conditions requires that Highland will provide general management services to the Funds that operate under the Order, including overall supervisory responsibility for the general management and investment of the Funds’ assets, and, subject to review and approval by the Board, will: (i) set the Funds’ overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or a part of the Funds’ assets; (iii) allocate and, when appropriate, reallocate the Funds’ assets among multiple sub-advisers; (iv) monitor and evaluate the sub-advisers’ investment performance; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Funds’ investment objectives, policies and restrictions.

Employment of the “manager of managers” structure between Highland and the Funds is contingent upon: (1) approval of Highland as investment adviser to the Funds as set forth in Proposal 1, (2) approval of this Proposal 4 by the Funds’ shareholders; and (3) the receipt of an Order from the SEC. Neither Highland nor the Funds can assure that the SEC will grant the Order. Highland and the Board determined to seek shareholder approval of the “manager of managers” structure at the Meeting to avoid additional meetings and proxy solicitation costs in the future, as well as to potentially reduce the time in hiring a sub-adviser.

Comparison of Present and Proposed Selection Process for Sub-Advisers

Under both the current process for approval of sub-advisory agreements and under the proposed process, any new sub-advisory agreement and any material change in a sub-advisory agreement requires approval by the Board. In considering whether to appoint a sub-adviser for any Fund, the Board will analyze the factors it considers relevant, including the nature, extent and quality of the services to be provided; investment performance; the costs of the services to be provided and the profits to be realized by the sub-adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale would be realized as the Fund grows; and other factors that the Board considers relevant to the sub-adviser’s performance.

If the SEC provides the requested relief and the shareholders of a Fund do not approve this proposal, in order for Highland to appoint a new sub-adviser to a Fund or materially change a sub-advisory agreement relating to a Fund, the Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, Highland would be able to act more quickly to appoint a new sub-adviser to a Fund or materially change a sub-advisory agreement relating to a Fund if and when the Board and Highland believe that the appointment or material change would benefit the Fund. The Board believes that granting Highland and the Board maximum flexibility to select sub-advisers and materially change sub-advisory agreements, without incurring the otherwise necessary delay or expense of obtaining further shareholder approval, is in the best interest of the shareholders because it will allow each Fund to operate more efficiently.

Furthermore, assuming shareholder approval of Highland as investment adviser for the Funds, operation of the Funds under the proposed “manager of managers” structure would not diminish Highland’s responsibilities to the Fund, including Highland’s overall responsibility for the portfolio management services furnished by a sub-adviser. Until receipt of the Order from the SEC, Highland would enter into new sub-advisory agreements only with shareholder approval, to the extent required by applicable law.

Board Approval of “Manager of Managers” Structure

At a meeting held on September 20, 2010, the Board, including the Independent Trustees, considered and unanimously approved the use of the “manager of managers” structure and determined to obtain shareholder approval of the same. In evaluating this arrangement, the Board, including the Independent Trustees, considered various factors and other information, including the following:

1.	Two of the Funds currently use a “manager of managers” structure with GEAM, their current investment adviser, which the shareholders of those two Funds recently approved.

2.	A “manager of managers” structure would enable Highland, if approved as investment adviser for the Funds, and the Board to act more quickly, and with less expense to a Fund, in appointing new sub-advisers when the Board and Highland believe that such appointment would be in the best interests of each Fund and its shareholders;

3.	Highland would be able to (a) set the Funds’ overall investment strategies; (b) monitor and evaluate the performance of each sub-adviser; and (c) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with each Fund’s investment objectives, policies and restrictions; and

4.	No sub-adviser could be appointed without Board approval.

In addition, the Board believes that it is appropriate to vest the selection of the sub-advisers in Highland (subject to review by the Board) in light of Highland personnel’s investment advisory expertise and its ability to select appropriate sub-advisers.

Interests of Trustees, Officers or Nominees in the Proposal

None of the Independent Trustees have any interest in Proposal 4. The Interested Trustees and Officers of GEAM have a non-material indirect interest through ownership of shares of General Electric Company, the parent company of GEAM. Mr. Dougherty, a Nominee, is the Executive Vice President for Strand Advisors XVI, Inc, Highland’s general partner. As such, Mr. Dougherty has an interest in the approval of Proposal 4 to the extent the efficiencies generated by the implementation of a “manager of managers” structure would benefit Highland.

Required Vote

Approval of the Proposal on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than fifty (50) per centum of the Outstanding Shares of such Fund or (ii) sixty-seven (67) per centum or more of the shares of such Fund present at the Meeting if more than fifty (50) per centum of the Outstanding Shares of such Fund are represented at the Meeting in person or by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH

FUND VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 4.

PROPOSAL 5

APPROVAL OF THE AMENDMENT OF CERTAIN INVESTMENT

POLICIES OF CERTAIN FUNDS

GE U.S. EQUITY FUND

GE CORE VALUE EQUITY FUND

GE PREMIER GROWTH EQUITY FUND

GE SMALL-CAP EQUITY FUND

GE GLOBAL EQUITY FUND

GE INTERNATIONAL EQUITY FUND

GE FIXED INCOME FUND

GE GOVERNMENT SECURITIES FUND

GE SHORT-TERM GOVERNMENT FUND

GE TAX-EXEMPT FUND

GE MONEY MARKET FUND

(for purposes of this Proposal 5 only, the “Funds”)

Background

The Funds operate in accordance with their investment objectives, principal investment strategies and investment policies, which are described in the Prospectus and Statement of Additional Information (“SAI”) for the Funds. Under the 1940 Act, the Funds must have investment policies relating to certain types of investments and practices and may not change such policies without shareholder approval. Consistent with industry practice, the Trust characterizes these policies, along with other policies which it has determined not to change without shareholder approval, as fundamental policies. In contrast, those investment policies of the Trust that are not fundamental may generally be changed by the Board without shareholder approval.

Proposals 5A through 5G are intended to modernize the Funds’ investment policies by amending certain of the Funds’ fundamental investment policies. Shareholders are being asked to vote separately on each of Proposals 5A through 5G. If a Proposal is approved by a Fund’s shareholders at the Meeting, the proposed change to that investment policy will be adopted by that Fund. Each approved Proposal will take effect upon approval. If the shareholders of a Fund fail to approve any of Proposals 5A through 5G with respect to such Fund, the current policy or policies corresponding to the Proposals that were not approved will remain in effect, but any of the approved Proposals will become effective upon approval as indicated above. The Board determined to seek shareholder approval of Proposals 5A through 5G at the same time as approval of the other proposals relating to the Transaction to consolidate proxy solicitation efforts.

Benefit to the Funds of Changes in Certain Investment Policies

GEAM and the Board believe that the changes to the Funds’ fundamental investment policies as proposed in Proposals 5A through 5G are likely to benefit each Fund and its shareholders for the following reasons:

First, each of these changes is designed to provide the affected Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment. None of the Funds, except GE Small-Cap Equity Fund, GE Tax-Exempt Fund and GE Total Return Fund, have updated their fundamental investment policies since their respective inception dates. Since that time, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by securities laws and regulations in the past are no longer applicable to mutual funds. As a result, the Funds remain subject to several fundamental investment policies that are either more restrictive than required or are no longer required.

Second, by reducing to a minimum those policies that can be changed only by shareholder vote, a Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to certain investment policies.

Third, these changes could also improve the efficiency and consistency of portfolio management. GEAM currently serves as the investment adviser to a number of other mutual funds that are subject to investment policies that are more consistent with the requirements of current laws and regulations.

Fourth, the proposed changes to a Funds’ fundamental investment restrictions are not expected to affect the Funds’ current investment objective or its principal investment strategies. Similarly, it is not expected that the approval of these changes will significantly change the risks of investing in the Funds.

Board Approval of Proposed Changes to the Funds’ Investment Policies

At a meeting held on September 20, 2010, the Board, including the Independent Trustees, considered and unanimously approved the proposed changes to the Funds’ investment policies, and the Board approved seeking shareholder approval of these changes.

Proposal 5A: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Investment Policy on Senior Securities

The 1940 Act requires a mutual fund to have an investment policy regarding the issuance of senior securities and generally prohibits mutual funds from issuing senior securities except in certain circumstances. Generally speaking, senior securities include bonds, notes or other debt securities, or similar obligations or instruments that are securities and evidence indebtedness on the part of a mutual fund to another party. Similarly, senior securities can include other types of investments, or even transactions that a mutual fund enters into, that result in a mutual fund being in debt to another party. The 1940 Act prohibition on mutual funds issuing senior securities was designed generally to restrict a fund’s ability to become indebted to other parties. As a result, even borrowing of money by a mutual fund comes under the prohibition (though the prohibition also contains exceptions that permit funds to borrow from banks). The prohibition exists to limit a mutual fund’s ability to borrow money (directly or through the issuance of debt securities) for investment purposes, which has the effect of leveraging the fund’s investments.

Notwithstanding the 1940 Act prohibition on issuing senior securities, the SEC permits mutual funds to make certain types of investments that involve indebtedness for funds pursuant to certain procedures designed to limit a fund’s overall indebtedness. Such investments include: reverse repurchase agreements; purchasing securities on margin or relying on short-term credit for clearance of purchase or sale transactions; purchasing securities on a “when-issued” or delayed delivery basis; certain option contracts on securities and securities indices; futures contracts on securities and securities indices; forward contracts on securities, foreign currencies or other items; various types of swap agreements; instruments or transactions representing combinations of the foregoing; and other similar arrangements and instruments (hereinafter, “permitted leveraged investments”).

The Funds listed above, except GE Tax-Exempt Fund, currently are subject to a fundamental investment policy on issuing senior securities that prohibit each Fund from making short sales of securities or maintaining a short position. The Funds also are prohibited from issuing senior securities except as otherwise permitted by the 1940 Act and as otherwise by its policy on borrowing. GE Tax-Exempt Fund is subject to a fundamental investment policy that prohibits it from issuing senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act or as permitted by an SEC exemptive order.

The proposed changes would permit making short sales of securities and maintaining a short position and would continue to permit the Funds to invest in all permitted leveraged investments (subject, of course, to the applicable SEC requirements). Further, the changes would simplify the existing policies and make them consistent with the other mutual funds managed by GEAM and Highland. The proposed changes would also permit the Funds listed above to issue senior securities to the extent permitted by applicable law, consistent with the Funds’ current non-fundamental investment policy. Because issuing senior securities involves borrowing, or otherwise incurring indebtedness, by the Funds listed above, Proposal 5A would permit such activity to the extent that it is consistent with the Funds’ fundamental policy on borrowing as described in Proposal 5D below or by applicable law.

By simplifying the restriction and referring to the limits under applicable law, the proposed amendment would give the Funds listed above the maximum amount of flexibility to make permitted leveraged investments and engage in certain borrowings in a manner that is consistent with the 1940 Act. Otherwise, this proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds listed above. To the extent the Funds listed above in the future increase their investments in permitted leveraged investments, in accordance with the policy as proposed, each of the Funds above will be subject to the risks associated with such investments, including, but not limited to, counterparty credit risk, interest rate risk and risks associated with leverage, as well as certain of the risks discussed in Proposal 5D with respect to borrowings.

It is proposed that the current fundamental policy on issuing senior securities for each of the Funds above be amended as follows:

Current Policy	New Policy
For each of the Funds above except, GE Tax-Exempt Fund

No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, a Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short.

No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted by the Fund’s registration statement.

No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.
For GE Tax-Exempt Fund
GE Tax-Exempt Fund may not issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act or as permitted by an SEC exemptive order.	No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Proposal 5B: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Small-Cap Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Investment Policy on Real Estate Investments

The 1940 Act requires a mutual fund to have an investment policy governing investments in real estate. Each of the Funds above, except GE Small-Cap Equity Fund, currently is subject to a fundamental investment policy prohibiting it from investing directly in real estate, or in any real estate limited partnership interests, or investing in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer. GE Small-Cap Equity Fund’s current fundamental investment policy prohibits it from purchasing or selling real estate, except (1) that it may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.

It is proposed that the current fundamental policy regarding real estate be amended to permit each of the Funds above to invest directly in real estate or in direct interests in real estate, subject to the limitations arising under such Fund’s other investment policies, such as the limitation on illiquid investments and the policy on industry concentration. The proposed fundamental policy on investing in real estate would provide each of the Funds above with the maximum flexibility consistent with current legal requirements. The proposed policy would permit each of the Funds above to purchase direct interests in real estate or in real estate limited partnerships and private real estate investment trusts (“REITs”). The proposed policy will continue to permit each of the Funds above to purchase interests in real estate securing the obligations of an issuer of a security held by such Fund (e.g., as in the case of default of an issuer), or otherwise hold and sell real estate acquired by such Fund as a result of its ownership of a security. Furthermore, the proposed policy would continue to permit each of the Funds above to purchase indirect interests in real estate, including transactions involving (1) mortgage-related securities and securities secured by real estate, mortgages or interests in real estate or mortgages, and (2) securities of issuers that invest or deal in real estate, mortgages, or interests in real estate or mortgages (e.g., public REITs). For GE Small-Cap Equity Fund, this change is meant to make the language of its current fundamental investment policy consistent with that of the other Funds. The change is not expected to result in any substantive change to the investments GE Small-Cap Equity Fund is permitted to make.

The Funds listed above have no current intention to invest directly in real estate or in direct interests in real estate, and therefore, amendment of the existing policy as proposed is not expected to increase materially the risk of an investment in the Funds nor affect its management at this time. However, to the extent that each of the Funds above invests in indirect interests in real estate or purchases or otherwise acquires real estate or direct interests in real estate in the future, such investments may be illiquid and subject to the risks associated with illiquid investments. Furthermore, direct investments in real estate are subject to the general risks associated with real estate investments, including rapid or dramatic changes in real estate values, changes in property taxes, overbuilding, variations in rental income, changes in interest rates, changes in tax treatment of such investments, and changes in regulatory requirements (e.g., environmental regulations).

It is proposed that the current fundamental policy on real estate investments for each of the Funds above be amended as follows:

Current Policy	New Policy
For each of the Funds above except, GE Small-Cap Equity Fund

No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.
For GE Small-Cap Equity Fund
The Fund may not purchase or sell real estate, except (1) that the Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law	Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

Proposal 5C: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Small-Cap Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Investment Policies on Making Loans

Under the 1940 Act, a mutual fund must have an investment policy regarding making loans to other persons. Currently, each of the Funds above, except GE Small-Cap Equity Fund and GE Tax-Exempt Fund, is subject to a fundamental policy that prohibits such Fund from lending its assets or money, except through (a) purchasing of debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of each Fund’s assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes, and (e) entering into variable rate demand notes. GE Small-Cap Equity Fund is subject to a fundamental policy that prohibits it from lending its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law. GE Tax-Exempt Fund is subject to a fundamental investment restriction that prohibits it from making loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5% of the Tax-Exempt Fund’s net assets), the entry into repurchase agreements (not more than one-third of the current market value of the Tax-Exempt Fund’s total assets shall constitute secured “loans” by the Tax-Exempt Fund under repurchase agreements), trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and investing in variable rate demand notes.

It is proposed that the fundamental policy be revised to permit each of the Funds above to lend its portfolio securities or money to the extent that the lending is permitted by applicable law. For example, current SEC staff positions permit lending portfolio securities in amounts not exceeding one-third of a fund’s total asset value.

As proposed, the policy would restrict each of the Funds above from lending its assets or money, except: (1) by purchasing debt obligations; (2) making loans of cash or securities as permitted by applicable law; (3) by entering into repurchase agreements; (4) investing in permitted leveraged investments; and (5) as otherwise permitted by applicable law.

This change would give each of the Funds above the greatest amount of flexibility to lend its assets or money to generate income within the limits of current interpretations of the 1940 Act. For example, each of the Funds above would have greater ability to engage in transactions that could be considered lending, but which could benefit each such Fund through greater return potential. However, lending assets or money increases the exposure for each of the Funds above to the risks associated with these activities. Borrowers may not repay money lent to them by each Fund. Likewise, each of the Funds above might experience a delay in recovery of, or potential inability to recall, loaned securities if the borrower is unable or unwilling to return them. In addition, although each of the Funds above generally obtains collateral in return for lending securities, it may experience a delay in receiving such collateral, or a possible loss in market value of the collateral.

It is proposed that the current fundamental policies for each of the Funds above on making loans be amended as follows:

Current Policies	New Policy
For each of the Funds above except, GE Small-Cap Equity Fund and GE Tax-Exempt Fund
No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.	No Fund may lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, and (e) as otherwise permitted by applicable law.

For GE Small-Cap Equity Fund

The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law.

No Fund may lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, and (e) as otherwise permitted by applicable law.
For GE Tax-Exempt Fund
The Fund may not make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5% of the Tax-Exempt Fund’s net assets), the entry into repurchase agreements (not more than one-third of the current market value of the Tax-Exempt Fund’s total assets shall constitute secured “loans” by the Tax-Exempt Fund under repurchase agreements), trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and investing in variable rate demand notes.	No Fund may lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, and (e) as otherwise permitted by applicable law.

Proposal 5D: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Small-Cap Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Investment Policies on Borrowing

The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds and requires that all funds have a policy on borrowing money. A Funds’ policy on borrowing is closely related to its policy on senior securities since borrowing by a mutual fund is one activity that can give rise to a senior security issued by it.

A fund may need to borrow money for a number of reasons. First, a fund may need to borrow temporarily to pay redeeming shareholders. This can occur in instances in which (a) the amount of redemptions exceeds available cash and market conditions are not favorable to sell portfolio securities to meet those redemptions, or (b) the fund has not yet received payment for securities it has sold. Second, a fund may need to borrow to pay for securities purchased because it does not have available cash. Third, permitted leveraged investments often entail indebtedness that can be viewed as borrowing because they may result in the same type of leverage occasioned by borrowing money.

There are risks associated with borrowing. Borrowing to acquire additional investments exposes a fund to a greater risk of loss because the value of the acquired investments could fall below the amount borrowed (which the mutual fund must repay). As a result, borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows money, it will pay interest on the borrowed amount which will raise the overall expenses of the fund and reduce its returns. The interest payable on borrowings may be more (or less) than the return the fund receives from the securities purchased with borrowed amounts. Additionally, a fund may also be forced to sell securities at inopportune times to repay borrowed amounts.

Each of the Funds above, except for GE Small-Cap Equity Fund and GE Tax-Exempt Fund, currently has two policies related to borrowing. The first policy provides that each Fund may not borrow amounts in excess of 33  1/3% of its total assets, taken at market value at the time of the borrowing, and then only from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities. Whenever borrowings of 5% or more of the total assets of each of the Funds above are outstanding, including reverse repurchase agreements, such Fund will not make any additional investments. The second policy provides that each of the Funds above may not purchase any securities on margin, except that such Fund may obtain any short-term credits necessary for the clearance of purchases and sales of portfolio securities.

GE Small-Cap Equity Fund’s fundamental investment policy on borrowing prohibits the Fund from borrowing money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33  1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance and purchases and sales of portfolio securities, (d) purchase securities and other investments on margin to the extent permitted by applicable law, (e) engage in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law. GE Tax-Exempt Fund’s policy on borrowing prohibits borrowing of amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Tax-Exempt Fund’s current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

The proposed amendment would make the policy on borrowing more flexible for each of the Funds above. Under the proposed policy, each of the Funds above would be restricted from borrowing money, except that such Fund would be permitted to: (1) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33  1/3% of its total assets (including the amount borrowed); (2) to the extent permitted by applicable law, borrow amounts equal to an additional 5% of its total assets for temporary purposes; (3) invest in permitted leveraged investments; (4) engage in transactions in mortgage dollar rolls and other similar transactions; and (5) as is otherwise permitted by applicable law. To the extent each of the Funds above increases its borrowings in the future in accordance with the policy, as proposed, it will be subject to the risks described above.

This change would give each of the Funds above the flexibility to invest in permitted leveraged investments that might be construed as entailing “borrowing” and would permit such Fund to borrow money in certain instances up to the limits permitted by the 1940 Act and SEC staff interpretations thereof. Changing this policy also would permit greater consistency in managing the portfolio of each of the Funds above when such borrowings are necessary for the efficient management of such Fund’s assets.

It is proposed that the current fundamental policies on borrowing for each of the Funds above be amended as follows:

Current Policies	New Policy
For each of the Funds above except, GE Small-Cap Equity Fund and GE Tax-Exempt Fund

No Fund may borrow money, except that GE Core Value Equity Fund, GE Government Securities Fund and GE Money Market Fund may enter into reverse repurchase agreements, and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33  1/3% of the value of a Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund’s total assets are outstanding, including reverse repurchase agreements, a Fund will not make any additional investments.

No Fund may purchase any securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of portfolio securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

For GE Small-Cap Equity Fund

The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance and purchases and sales of portfolio securities, (d) purchase securities and other investments on margin to the extent permitted by applicable law, (e) engage in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.	No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

For GE Tax-Exempt Fund

GE Tax-Exempt Fund may not borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the GE Tax-Exempt Fund’s current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).	No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

Proposal 5E: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Investment Policies on Diversification

The 1940 Act requires a mutual fund to indicate in its registration statement whether it is a “diversified” or a “non-diversified” company. As diversified mutual funds, each of the Funds above, except for GE Tax-Exempt Fund, currently is subject to fundamental investment policies whereby such Fund may not purchase securities (other than Government Securities, as defined in the 1940 Act) of any issuer if, as a result of the purchase, more than 5% of such Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of such Fund may be invested without regard to this limitation. Furthermore, each of the Funds above, except for GE Tax-Exempt Fund, may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to such Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of such Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of these restrictions. GE Tax-Exempt Fund is subject to fundamental investment policies whereby the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except Government Securities and securities fully collateralized by Government Securities) and may not purchase more than 10% of any class of securities of any one issuer (except Government Securities and securities fully collateralized by Government Securities).

It is proposed that the current fundamental policies regarding diversification for each of the Funds above be amended so that (a) such Fund may not invest more than 5% of its total assets in the securities (other than Government Securities and securities issued by other investment companies) of a single issuer, except that up to 25% of the total assets of such Fund may be invested without regard to this limitation; and (b) such Fund may not purchase more than 10% of the outstanding voting securities of any one issuer (other than Government Securities and securities issued by other investment companies), except that up to 25% of such Fund’s total assets may be invested without regard to this limitation. The proposed policy would conform each Fund’s policy to that of other mutual funds managed by GEAM and Highland for ease of administration and interpretation. The proposed policy differs from the current policy in four respects: (1) with respect to each of the Funds above, except GE Tax-Exempt Fund, it would not require that securities of a foreign government and its agencies always be treated as a single issuer for purposes of the restrictions (GE Tax-Exempt Fund does not currently have such a requirement); (2) it would carve out securities issued by investment companies (in addition to Government Securities) from the 5% of total assets limitation; (3) it would exclude securities issued by other investment companies (in addition to Government Securities) from the limitation on acquiring more than 10% of an issuer’s voting securities; and (4) with respect to each of the Funds above, except GE Tax-Exempt Fund, it would delete the limitation on acquiring more than 10% of the outstanding securities of any class of issuer other than the issuer’s outstanding voting securities (GE Tax-Exempt Fund does not currently have such a requirement).

The proposed amendment is consistent with the requirements of the 1940 Act and would provide each of the Funds above with the maximum flexibility allowed for a diversified mutual fund under the 1940 Act. This proposal seeks to maintain each such Fund’s status as a diversified mutual fund under the 1940 Act. Amending the existing policy as proposed is not expected to increase the risk of an investment in each of the Funds above. However, to the extent that any of the Funds above takes a larger position in any one issuer, such Fund will be subject to greater market and credit risks associated with that issuer, and to the industry and sector risks associated with that issuer. As a result, the appreciation or depreciation of the stock of such issuer may result in greater fluctuation in the total market value of the portfolio of each of the Funds above, and in turn, affect such Fund’s performance.

It is proposed that the current fundamental policies on investments in the securities of any one issuer for each of the Funds above be amended as follows:

Current Policies	New Policy
For each of the Funds above except, GE Tax-Exempt Fund

No Fund may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of a Fund’s total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of a Fund, other than GE Money Market Fund, may be invested without regard to this limitation, and (b) GE Money Market Fund may invest more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

A Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of a Fund, other than GE Money Market Fund, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

For GE Tax-Exempt Fund

The Fund may not invest more than 5% of its total assets in the securities of any one issuer (except Government Securities and securities fully collateralized by Government Securities, and options thereon).

The Fund may not purchase more than 10% of any class of securities of any one issuer (except for Government Securities and securities fully collateralized by Government Securities).

The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

Proposal 5F: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Small-Cap Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s and GE Money Market Fund’s Investment Policy on Concentration of Investments

The 1940 Act requires a mutual fund to have a policy regarding concentration of investments in securities of companies in a particular industry. The 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

Each of the Funds, except GE Small-Cap Equity Fund, above has a fundamental policy of not investing more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term “industry” includes (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations. However, each foreign country’s banks are regarded as a separate industry. GE Small-Cap Equity Fund may not invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations.

The proposed new policy on concentration would not define concentration. In particular, it would not include any specific limitation based on a percentage of the assets of each of the Funds above or on the size of any investment in securities of issuers in the same industry for each of the Funds above, nor would it define the scope of any particular industry. The proposed new policy on concentration would give each of the Funds above more flexibility to respond to changing regulatory interpretations and financial markets, to the extent permitted by the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof. Amending the current policy as proposed is not expected to increase the risk of an investment in a Fund, except to the extent that future interpretations of the term “concentration” would permit each Fund to invest a greater percentage of its assets in issuers in a particular industry. To the extent that a Fund takes a larger position in a particular industry, such Fund will be subject to greater industry and sector risks associated with that industry.

It is proposed that the current fundamental policy on concentration of investments in the securities of companies in a particular industry for each of the Funds above be amended as follows:

Current Policy	New Policy
For each of the Funds above except, GE Small-Cap Equity Fund

No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations.

In addition, securities held by GE Money Market Fund that are issued by domestic banks are excluded from this restriction. However, each foreign country’s banks are regarded as a separate industry.

No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. Securities issued by domestic banks are not considered to be part of any industry.

For GE Small-Cap Equity Fund

No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations.	No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

Proposal 5G: Amendment of GE U.S. Equity Fund’s, GE Core Value Equity Fund’s, GE Premier Growth Equity Fund’s, GE Small-Cap Equity Fund’s, GE Global Equity Fund’s, GE International Equity Fund’s, GE Fixed Income Fund’s, GE Government Securities Fund’s, GE Short-Term Government Fund’s, GE Tax-Exempt Fund’s and GE Money Market Fund’s Policy on Investments in Commodities

The 1940 Act requires a mutual fund to have an investment policy governing investments in commodities. Each of the Funds above, except for GE Small-Cap Equity Fund, currently is subject to a fundamental investment policy prohibiting it from investing in commodities, except that such Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forwards, futures and options contracts). In effect, the current policy on commodities prohibits each of the Funds above from purchasing physical commodities or contracts related to physical commodities. Physical commodities include bulk goods such as oil, grains, metals, and foodstuffs. GE Small-Cap Equity Fund’s fundamental investment policy prohibits it from purchasing or selling commodities or selling commodities or commodities contracts, except as otherwise permitted by applicable law.

It is proposed that the current investment policy regarding commodities be amended to permit each of the Funds above to invest in commodities and commodity contracts, subject to the limitations arising from such Fund’s other investment policies (e.g., the limitation on illiquid investments). The proposed fundamental policy on investing in commodities would provide each of the Funds above with the maximum flexibility consistent with the current legal requirements. The proposed policy would permit each of the Funds above to directly invest in physical commodities as well as take long and short positions in (i.e., purchase and sell) commodity based futures contracts, or forward contracts on physical commodities. The proposed amendment of the existing policy would not affect each such Fund’s ability to invest in futures contracts or forward contracts on securities or securities indices (or option contracts on the same) or in other permitted leveraged investments.

Each of the Funds above has no current intention of investing directly in physical commodities or taking long or short positions in commodity based futures contracts or forward contracts, and therefore, amendment of the existing policy as proposed is not expected to increase materially the risk of an investment in such Fund nor affect its management at this time. To the extent a Fund invests directly in commodities, whether physical or financial, or commodity-related instruments, such Fund will be subject to the particular risks associated with such commodity and its related market. The market for commodities and commodity related contracts can become illiquid and will be subject to illiquid investments risks. In addition, the value of such investments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. Furthermore, to the extent a Fund enters into forward contracts related to physical commodities, it would be subject to the risk that the counterparty may default or otherwise not perform its obligations under the contract, leading to increased costs to such Fund, delays on recovering amounts owed to a Fund, or even the total loss of such amounts. The Funds’ prospectus would be amended to disclose these risks prior to investing a material portion of its assets in commodities or commodity contracts.

It is proposed that the current policy on investments in commodities for each of the Funds above be amended as follows and reclassified as a fundamental policy:

Current Policy	New Policy
For each of the Funds above except, GE Small-Cap Equity Fund

No Fund may invest in commodities, except that a Fund (other than GE Money Market Fund) may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forwards, futures and options contracts) as described in the Funds’ registration statement.	A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

For GE Small-Cap Equity Fund

The Fund may not purchase or sell commodities or commodities contracts, except as otherwise permitted by applicable law.	A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Interests of Trustees, Officers or Nominees in the Proposal

None of the Trustees, Officers or Nominees have any interest in Proposal 5.

Required Vote

Approval of the Proposal on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than fifty (50) per centum of the outstanding shares of such Fund or (ii) sixty-seven (67) per centum or more of the shares of such Fund present at the Meeting if more than fifty (50) per centum of the outstanding shares of such Fund are represented at the Meeting in person or by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH

FUND VOTE “FOR” THE APPROVAL OF EACH OF PROPOSALS 5A THROUGH 5G,

AS APPLICABLE.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Investment Adviser and Administrator

GEAM serves as the Trust’s investment adviser and administrator. If the New Advisory Agreements with Highland are approved by Fund shareholders, GEAM will no longer act as administrator to those Funds effective on or about the Closing Date. For additional information about GEAM, please see page [            ] of this Proxy Statement.

For each Fund’s fiscal year ended September 30, 2009, the Funds paid the amounts set forth in Exhibit C for advisory and administrative services.

Affiliated Service Provider

GENPACT Limited (“GENPACT”) (formerly GE Capital International Services), Canon’s Court, 22 Victoria Street, Hamilton HM, Bermuda, provides the Funds with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q and 24F-2, as well as certain tax reporting and accounting oversight. GENPACT is an affiliate of GEAM. For the fiscal period ended September 30, 2009, GENPACT received the amounts shown in the table below from the Funds. GENPACT will no longer provide services to the Funds as of the Closing Date if New Advisory Agreements with Highland are approved for such Funds. Instead, it is anticipated that administrative and accounting services will be provided by service provider not affiliated with Highland and the fees of such service provider will be paid directly by the Funds.

Fund	Amounts Paid to GENPACT for the Fiscal Year Ended 9/30/2009
GE U.S. EQUITY FUND	$4,929
GE CORE VALUE EQUITY FUND	$589
GE PREMIER GROWTH EQUITY FUND	$2,817
GE SMALL-CAP EQUITY FUND	$613
GE GLOBAL EQUITY FUND	$658
GE INTERNATIONAL EQUITY FUND	$638
GE FIXED INCOME FUND	$2,502
GE GOVERNMENT SECURITIES FUND	$2,513
GE SHORT-TERM GOVERNMENT FUND	$2,417
GE TAX-EXEMPT FUND	$748
GE TOTAL RETURN FUND	$2,133
GE MONEY MARKET FUND	$14,449

Principal Underwriter

The current principal underwriter of the Funds’ shares is GE Investment Distributors, Inc. (“GEID”), 3001 Summer Street, Stamford, Connecticut 06905. GEID is a wholly owned subsidiary of GEAM. GEID does not execute or receive commissions for any portfolio transactions by the Funds. Therefore, the Funds have paid no brokerage commissions on portfolio transactions to GEID or any other affiliated broker-dealer during its most recently ended fiscal period. GEID will no longer act as principal underwriter for the Funds as of the Closing Date if the New Advisory Agreements with Highland are approved for such Funds. The new board, if elected, will consider and approve a new principal underwriter. Such principal underwriter is not expected to be affiliated with Highland.

Below are the underwriting commissions received by GEID from sales charges on the sale of each Fund’s shares and the amounts retained by GEID after payment of any dealer allowance for each Fund for the fiscal year ended September 30, 2009.

Class A shares
Fund	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
GE U.S. EQUITY FUND	$8,150	$1,248
GE CORE VALUE EQUITY FUND	$6,855	$1,185
GE PREMIER GROWTH EQUITY FUND	$14,210	$7,443
GE SMALL-CAP EQUITY FUND	$4,824	$2,223
GE GLOBAL EQUITY FUND	$2,571	$664
GE INTERNATIONAL EQUITY FUND	$5,827	$756
GE FIXED INCOME FUND	$2,910	$1,503
GE GOVERNMENT SECURITIES FUND	$9,521	$5,157
GE SHORT-TERM GOVERNMENT FUND	$2,561	$1,186
GE TAX-EXEMPT FUND	$3,731	$3,400
GE TOTAL RETURN FUND	$20,767	$10,792
GE MONEY MARKET FUND	N/A	N/A

Class B shares
Fund	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
GE U.S. EQUITY FUND	$348	None
GE CORE VALUE EQUITY FUND	$465	None
GE PREMIER GROWTH EQUITY FUND	$216	None
GE SMALL-CAP EQUITY FUND	$789	None
GE GLOBAL EQUITY FUND	$4	None
GE INTERNATIONAL EQUITY FUND	$405	None
GE FIXED INCOME FUND	$1,072	None
GE GOVERNMENT SECURITIES FUND	$8,512	None
GE SHORT-TERM GOVERNMENT FUND	$1,277	None
GE TAX-EXEMPT FUND	None	None
GE TOTAL RETURN FUND	$2,235	None
GE MONEY MARKET FUND	N/A	N/A

Class C shares

Fund	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
GE U.S. EQUITY FUND	$81	None
GE CORE VALUE EQUITY FUND	$18	None
GE PREMIER GROWTH EQUITY FUND	$924	None
GE SMALL-CAP EQUITY FUND	$164	None
GE GLOBAL EQUITY FUND	$124	None
GE INTERNATIONAL EQUITY FUND	$612	None
GE FIXED INCOME FUND	$62	None
GE GOVERNMENT SECURITIES FUND	$51	None
GE SHORT-TERM GOVERNMENT FUND	$9,407	None
GE TAX-EXEMPT FUND	$5	None
GE TOTAL RETURN FUND	$1,707	None
GE MONEY MARKET FUND	N/A	N/A

For the fiscal year ending September 30, 2009, GEID did not earn or retain any commissions with respect to Class R shares of the Funds.

Below are the 12b-1 fees paid by the Funds for the fiscal year ended September 30, 2009.

Fund	Class A 12b-1 Plan	Class B 12b-1 Plan	Class C 12b-1 Plan	Class R 12b-1 Plan	Total
GE U.S. EQUITY FUND	$446,980	$12,437	$29,641	$36	$489,094
GE CORE VALUE EQUITY FUND	$75,175	$8,367	$11,661	$36	$95,239
GE PREMIER GROWTH EQUITY FUND	$300,839	$30,752	$128,883	$37	$460,511
GE SMALL-CAP EQUITY FUND	$71,974	$13,682	$31,022	$34	$116,712
GE GLOBAL EQUITY FUND	$66,459	$1,037	$2,296	$31	$69,823
GE INTERNATIONAL EQUITY FUND	$78,537	$3,870	$10,368	$30	$92,805
GE FIXED INCOME FUND	$264,345	$5,582	$10,004	$49	$279,980
GE GOVERNMENT SECURITIES FUND	$286,827	$5,326	$6,977	N/A	$299,130
GE SHORT-TERM GOVERNMENT FUND	$110,831	$10,445	$51,333	$51	$172,660
GE TAX-EXEMPT FUND	$84,064	$1,191	$3,732	N/A	$88,987
GE TOTAL RETURN FUND	$233,446	$55,421	$99,252	$38	$388,157
GE MONEY MARKET FUND	N/A	N/A	N/A	N/A	N/A
TOTAL	$2,019,477	$148,110	$385,169	$342	$2,553,098

Shareholder Proposals

As a general matter, the Trust does not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Trust, 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900. They must be received by the Trust within a reasonable period of time prior to any such shareholder meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

JoonWon Choe, Secretary October [ ], 2010

EXHIBIT A

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, there were issued and outstanding shares of beneficial interest of the Funds as set forth below:

[To be provided in the definitive Proxy Statement]

Fund	Share Class	Number of Shares Outstanding
GE U.S. Equity Fund	Class A Class B Class C Class R Class Y

GE Core Value Equity Fund	Class A Class B Class C Class R Class Y

GE Premier Growth Equity Fund	Class A Class B Class C Class R Class Y

GE Small-Cap Equity Fund	Class A Class B Class C Class R Class Y

GE Global Equity Fund	Class A Class B Class C Class R Class Y

GE International Equity Fund	Class A Class B Class C Class R Class Y

GE Fixed Income Fund	Class A Class B Class C Class R Class Y

Fund	Share Class	Number of Shares Outstanding
GE Government Securities Fund	Class A Class B Class C

GE Short-Term Government Fund	Class A Class B Class C Class R Class Y

GE Tax-Exempt Fund	Class A Class B Class C Class Y

GE Total Return Fund	Class A Class B Class C Class R Class Y

GE Money Market Fund	Retail Class Institutional Class

EXHIBIT B

BENEFICIAL OWNERSHIP OF FUND SHARES IN EXCESS OF 5%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owner of more than five percent of any class of each of the Funds as of the Record Date.

[To be provided in the definitive Proxy Statement.]

Fund	Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class

EXHIBIT C

INFORMATION ON FEES PAID TO GEAM

During the fiscal year ended September 30, 2009, GEAM received total advisory and administration fees pursuant to the Prior Advisory Agreements, as set forth below:

Fund	Total Fees for Fiscal Year Ended 9/30/09	Fees Waived and Expenses Reimbursed for Fiscal Year Ended 9/30/09
GE U.S. Equity Fund	$1,098,356	$12,800
GE Premier Growth Equity Fund	$893,733	$12,163
GE Core Value Equity Fund	$177,672	$60,916
GE Small-Cap Equity Fund	$336,478	$21,030
GE Global Equity Fund	$301,455	$2,916
GE International Equity Fund	$330,624	$94,682
GE Fixed Income Fund	$415,945	$66,416
GE Government Securities Fund	$466,358	$7,995
GE Short-Term Government Fund	$337,245	$16,531
GE Tax-Exempt Fund	$120,687	$101,294 (includes waiver and reimbursement)
GE Total Return Fund	$479,975	$130,849
GE Money Market Fund	$2,055,396	$2,731

EXHIBIT D

INFORMATION ON AGGREGATE FEES PAID

TO SUB-ADVISERS OF GE SMALL-CAP EQUITY FUND

During the fiscal year ended September 30, 2009, GEAM paid a collective sub-advisory fee to its sub-advisers, as set forth below:

Aggregate Fees Paid by GEAM to the Sub-Advisers below	Total Fees for Fiscal Year Ended 9/30/09	Fees Waived and Expenses Reimbursed for Fiscal Year Ended 9/30/09
Palisade Capital Management LLC, Champlain Investment Partners LLC, SouthernSun Asset Management, LLC, and GlobeFlex Capital, LP	$208,223	N/A

APPENDIX A

FORM OF INVESTMENT ADVISORY AGREEMENTS BETWEEN

EACH FUND AND HIGHLAND FUNDS ASSET MANAGEMENT, L.P.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of             , by and between Highland Funds Asset Management, L.P., a Delaware limited partnership (the “Adviser”), and             , a Delaware statutory trust (the “Trust”), on behalf of its series,              (the “Fund”).

WHEREAS, the Trust is engaged in business as open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

SECTION 1. Appointment of Adviser.

The Fund hereby appoints the Adviser to act as manager and investment adviser to the Fund for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

SECTION 2. Duties of Adviser.

The Adviser, at its own expense, shall furnish the following services and facilities to the Fund:

(a) Investment Program. The Adviser shall (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Trust’s Board of Trustees) the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund and (iv) vote, exercise consents and exercise all other rights pertaining to such investments. The Adviser also shall manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto, subject always to the control of the Trust’s Board of Trustees, and to the provisions of the organizational documents of the Trust, the Registration Statement of the Trust with respect to the Fund and its shares of beneficial interest (“Shares”), including the Fund’s Prospectus and Statement of Additional Information, and the 1940 Act, in each case as from time to time amended and in effect. Subject to the foregoing, the Adviser shall have the authority to engage, terminate and replace one or more sub-advisers in connection with the portfolio management of the Fund, which sub-advisers may be affiliates of the Adviser; provided, however, that the Adviser shall remain responsible to the Trust with respect to its duties and obligations on behalf of the Fund set forth in this Agreement. The Adviser agrees to furnish advice and recommendations to the Fund and the Board with respect to the selection and continued employment of any sub-adviser(s) to provide investment advisory services for the portion(s) of the Fund’s portfolio specified by the Adviser and on terms and conditions, including but not limited to the compensation payable to any such sub-adviser(s), approved in the manner provided by applicable law.

(b) Portfolio Transactions. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d).

In placing portfolio transactions for the Fund, it is recognized that the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

SECTION 3. Allocation of Expenses.

The Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Adviser for any such expenses incurred by the Adviser. Unless the Prospectus or Statement of Additional Information of the Fund provides otherwise, the expenses to be borne by the Fund shall include, without limitation:

(a) all expenses of organizing the Fund;

(b) the charges and expenses of any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts, and bookkeeping, accounting and pricing services provided to the Fund (other than those utilized by the Adviser in providing the services described in Section 2);

(c) the charges and expenses of bookkeeping, accounting and auditors;

(d) brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934;

(e) taxes, including issuance and transfer taxes, and trust registration, filing or other fees payable by the Fund to federal, state or other governmental agencies;

(f) expenses, including the cost of printing certificates, relating to the issuance of Shares of the Fund;

(g) expenses involved in registering and maintaining registrations of the Fund and of its Shares with the Securities and Exchange Commission (“SEC”) and various states and other jurisdictions, including reimbursement of actual expenses incurred by the Adviser or others in performing such functions for the Fund, and including compensation of persons who are employees of the Adviser, in proportion to the relative time spent on such matters;

(h) expenses of shareholders’ and trustees’ meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, if any, semi-annual reports, annual reports and other communications to existing shareholders;

(i) expenses of preparing and printing prospectuses;

(j) compensation and expenses of trustees who are not affiliated with the Adviser;

(k) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s trust and financial structure and relations with its shareholders, issuance of Shares of the Fund and registration and qualification of Shares under federal, state and other laws;

(l) the cost and expense of maintaining the books and records of the Fund, including general ledger accounting;

(m) insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover the Adviser;

(n) expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund;

(o) interest payable on Fund borrowings;

(p) such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Trust on behalf of the Fund is a party and expenses resulting from the legal obligation that the Trust on behalf of the Fund may have to provide indemnity with respect thereto;

(q) expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and

(r) all other expenses permitted by the Prospectus and Statement of Additional Information of the Fund as being paid by the Fund.

SECTION 4. Advisory Fee.

(a) In return for its advisory services, the Fund will pay the Adviser a monthly fee, computed and accrued daily, based on an annual rate of             % of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Adviser may waive a portion of its fees. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis. Subject to the provisions of Section 5 below, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect.

(b) The Adviser may direct the Fund’s administrator to pay to any sub-adviser a portion of the compensation payable to the Adviser pursuant to Section 4(a) out of the assets of the Fund; provided, however, that in such case the compensation payable to the Adviser hereunder will be reduced by the amount of any compensation paid directly by the Fund to such sub-adviser.

SECTION 5. Reimbursements.

The parties agree that they may negotiate from time to time for the Adviser to reimburse certain costs and expenses of the Fund. If such an agreement is in effect, the determination of whether reimbursement for such costs and expenses is due the Fund from the Adviser will be made on an accrual basis once monthly, and if it is so determined that such reimbursement is due, the accrued amount of such reimbursement that is due shall serve as an offset to the investment advisory fee payable monthly by the Fund to the Adviser pursuant to Section 4 hereof, and the amount to be paid by the Adviser to the Fund as soon as is practicable at the end of a fiscal year of the Fund shall be equal to the difference between the aggregate reimbursement due the Fund from the Adviser for that fiscal year and the aggregate offsets made by the Fund against the aggregate investment advisory fees payable to the Adviser pursuant to Section 4 hereof for that fiscal year by virtue of such aggregate reimbursement. The foregoing limitation on reimbursement of costs and expenses shall exclude distribution and service fees, brokerage commissions, short sale dividend expense, taxes, deferred organization expenses and extraordinary expenses (as determined by the Board of the Trustees of the Fund in the exercise of its business judgment).

SECTION 6. Indemnification.

(a) The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d) Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

SECTION 7. Relations with Fund.

Subject to and in accordance with the organizational documents of the Adviser and the Trust, as well as their policies and procedures and codes of ethics, it is understood that Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers or otherwise, that partners, officers and agents of the Adviser (or any successor thereof) are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise, and that the Adviser (or any such successor thereof) is or may be interested in the Fund as a shareholder or otherwise.

SECTION 8. Liability of Adviser.

The Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any Disabling Conduct nor shall any provision hereof be deemed to protect any trustee or officer of the Fund against any such liability to which he might otherwise be subject by reason of any Disabling Conduct.

SECTION 9. Duration and Termination of this Agreement.

(a) Duration. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following: (1) the approval of the Trust’s Board of Trustees, including approval by a vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval; and (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 9(c), so long as such continuance is approved at least annually (a) by either the Trust’s Board of Trustees or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and (b) in either event, by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) Amendment. No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act including the interpretation thereof that amendments that do not increase the compensation of the Adviser or otherwise fundamentally alter the relationship of the Trust with the Adviser do not require shareholder approval if approved by the requisite majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.

(c) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

SECTION 10. Services Not Exclusive.

The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Adviser will undertake no activities that, in its reasonable good faith judgment, will adversely affect the performance of its obligations under this Agreement. In addition, the parties may enter into other agreements pursuant to which the Adviser provides administrative or other, non-investment advisory services to the Fund, and the Adviser may be compensated for such other services.

SECTION 11. Notices.

Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices. Until further notice to the other party, the address of each party to this Agreement for this purpose shall be 13455 Noel Road, Suite 800, Dallas, Texas 75240.

SECTION 12. Governing Law; Severability; Counterparts.

This Agreement shall be construed in accordance with the laws of the State of Delaware, and the applicable provisions of the 1940 Act. To the extent that applicable law of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

SECTION 13. Miscellaneous.

The Adviser agrees to advise the Fund of any change of its membership (which shall mean its general partner) within a reasonable time after such change. If the Adviser enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Adviser, it agrees to give the Fund the lesser of 60 days’ written notice and such notice as is reasonably practicable before consummating the transaction.

Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

HIGHLAND FUNDS ASSET MANAGEMENT, L.P.

By:	Strand Advisors XVI, Inc., its general partner

By:
Name:
Title:

[GE FUNDS] on behalf of its series, [Name of Fund]

By:
Name:
Title:

APPENDIX B

FORM OF PROPOSED NEW SUB-ADVISORY AGREEMENT

BETWEEN HIGHLAND AND GEAM

INVESTMENT SUB-ADVISORY AGREEMENT made as of [                    ], 2010, by and among Highland Funds Asset Management, L.P., a Delaware limited partnership (the “Adviser”), [GE Funds], a Massachusetts business trust (“Trust”), on behalf of its series [                    ], solely with respect to Section 10(b) of this Agreement, and GE Asset Management Incorporated, a Delaware corporation (the “Sub-Adviser”).

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser and Sub-Adviser are both engaged principally in the business of rendering investment management services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust, on behalf of its series, [                                ] (the “Fund”), and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which the Adviser acts as manager and investment adviser to the Fund;

WHEREAS, the Advisory Agreement provides that the Adviser shall have the authority to engage one or more sub-advisers in connection with the portfolio management of the Fund; and

WHEREAS, the Adviser and the Board of Trustees of the Trust desire to engage the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement;

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUB-ADVISER.

The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Fund for the period and on the terms herein set forth, and the Trust on behalf of the Fund and the shareholders of the Fund have approved such appointment. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser acknowledges that such appointment as investment sub-adviser to the Fund may be limited to those Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. Where the context so requires, references to “the Fund” in this Agreement shall refer to those Fund assets allocated to the Sub-Adviser by the Adviser. The Sub-Adviser shall for purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust, the Funds or the Adviser in any way, or otherwise be deemed an agent of the Trust, the Funds or the Adviser. For the avoidance of doubt, the Sub-Adviser shall not be permitted to delegate any of its obligations under this Agreement.

2.	DUTIES OF SUB-ADVISER.

The Sub-Adviser, at its own expense, shall furnish the following services and facilities to the Fund:

A.

Investment Program. The Sub-Adviser shall (i) furnish continuously an investment program for the Fund, [including but not limited to allocating assets to other third-party sub-advisers based upon the Sub-Adviser’s asset allocation model,][1] (ii) determine (subject to the overall supervision of the Adviser and the Trust’s Board of Trustees) the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund, (iv) review and certify in writing, at such times as shall be reasonably requested by the Adviser, that the information stated in those sections specifically identified to the Sub-Adviser by the Adviser of the Trust’s registration statement, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Registration Statement”) and as filed with the Securities and Exchange Commission (“SEC”), any proxy statement, any annual or semi-annual report to investors in the Fund, any other reports filed with the SEC and any marketing material of the Fund, to the extent such sections relate to the Sub-Adviser and its management of the Fund or the applicable portion of the Fund’s assets, is true, correct and complete to the best of its knowledge, (v) at such times as shall be reasonably requested by the Adviser, cooperate with the Adviser to ensure the accuracy of other information in such documents and materials relating to the Fund, including the Fund’s risk disclosures and financial information and the Sub-Adviser’s investment performance in its management of the Fund, and (vi) vote, exercise consents and exercise all other rights pertaining to such investments. The Sub-Adviser shall be subject always to the provisions of the organizational documents of the Trust, the Registration Statement of the Trust with respect to the Fund and its shares of beneficial interest, including the Fund’s prospectus(es) and statement of additional information, and the 1940 Act, in each case as from time to time amended and in effect. The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (vii) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement of the Trust and the Fund’s prospectus and statement of additional information; (viii) the organizational documents of the Trust; (ix) all investment guidelines, policies, procedures or directives of the Trust or the Adviser as provided to the Sub-Adviser (“Investment Guidelines”); (x) the 1940 Act and the rules promulgated thereunder; (xi) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder; and (xii) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the portion of the Fund’s assets allocated to the Sub-Adviser are inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. The

[1]	Bracketed text to be included for GE Total Return Fund only.

Adviser shall promptly notify the Sub-Adviser in writing of changes to (vii), (viii) or (ix) above and shall consult with the Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines.

B.	Portfolio Transactions. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d) of the Advisory Agreement. For that limited purpose, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities or other investments and payments of cash for the account of the Fund.

In placing portfolio transactions for the Fund, it is recognized that the Sub-Adviser will use its best efforts to secure the most favorable price and efficient execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Fund nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934 and any restrictions and guidelines established by the Trust’s Board of Trustees, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers. It is understood that the services provided by such brokers may be useful or beneficial to the Sub-Adviser in connection with its services to other clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

C.	Fair Valuation. In accordance with procedures adopted by the Trust’s Board of Trustees, as amended from time to time, the Sub-Adviser is responsible for assisting the Adviser in determining the fair valuation of any illiquid portfolio securities held by the Fund and will assist the Trust’s accounting services agent or the Adviser to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or the Adviser is promptly notified of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board of Trustees, as amended from time to time.

3.	DELIVERY OF DOCUMENTS.

THE ADVISER HAS FURNISHED THE SUB-ADVISER WITH TRUE AND COMPLETE COPIES PROPERLY CERTIFIED OR AUTHENTICATED OF EACH OF THE FOLLOWING DOCUMENTS:

A.	Organizational documents of the Trust;

B.	Registration Statement of each Fund:

C.	The Investment Guidelines;

D.	The Advisory Agreement;

E.	A list of affiliated brokers and underwriters of a Fund for compliance with applicable provisions of the 1940 Act; and

F.	A list of affiliated issuers of the Fund and/or the Adviser restricted from purchase by a Fund.

THE ADVISER WILL PROVIDE TO THE SUB-ADVISER COPIES PROPERLY CERTIFIED OR AUTHENTICATED OF AMENDMENTS OR SUPPLEMENTS TO ANY OF THESE MATERIALS AS SOON AS PRACTICAL AFTER SUCH MATERIALS BECOME AVAILABLE.

4.	ALLOCATION OF EXPENSES.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement. The Sub-Adviser does not assume nor shall it pay any expenses for Fund operations and activities. For the avoidance of doubt, unless the prospectus(es) or statement of additional information of the Fund provides otherwise, the expenses to be borne by the Fund shall include, without limitation, those items listed in Section 3 of the Advisory Agreement.

5.	SUB-ADVISORY FEE.

(a)

In return for its advisory services, the Adviser will pay the Sub-Adviser a monthly fee, computed and accrued daily, based on an annual rate of [            ]% of the “Average Daily Managed Assets” of such portion of the Fund’s assets allocated to the Sub-Adviser. “Average Daily Managed Assets” shall mean the average daily value of the assets of the Fund allocated to the Sub-Adviser, less accrued liabilities of the Fund related or allocated to such portion of the Fund’s assets allocated to the Sub-Adviser (other than the aggregate amount of any outstanding borrowings constituting financial leverage). [For the avoidance of doubt, assets allocated by the Sub-Adviser to other sub-advisers pursuant to Section 2(a) of this Agreement will not be considered to have been allocated to Sub-Adviser for purposes of determining Average Daily Managed Assets, and the Sub-Adviser will not receive any fees with respect to such assets.][2] If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis. The accrued fees will be payable monthly no later than the fifteenth (15) business day following the end of each month during which this Agreement is in effect.

(b)	The Adviser agrees to direct the Fund’s administrator to pay the Sub-Adviser the compensation payable pursuant to Section 5(a) out of the assets of the Fund; provided, however, that in such case the compensation payable to the Sub-Adviser by the Adviser hereunder will be reduced by the amount of any compensation paid directly by the Fund to the Sub-Adviser.

[(c)

To the extent the Sub-Adviser allocates any assets to third-party sub-advisers as contemplated by clause (i) of Section 2(a), the fees payable to such third-party sub-advisers shall not be payable by the Sub-Adviser out of the fees paid by the Adviser to the Sub-Adviser pursuant to this Section 5 but shall be paid pursuant to the terms and conditions of the sub-advisory agreement entered between such third-party sub-adviser and the Adviser.][3]

6.	COMPLIANCE WITH APPLICABLE REGULATIONS.

IN PERFORMING ITS DUTIES HEREUNDER, THE SUB-ADVISER:

(a)	Shall establish, to the extent required by applicable law, compliance policies and procedures relating to the provision of sub-advisory services under this Agreement (the “Compliance Policies and Procedures”) (copies of which shall be provided to the Adviser and shall be subject to review and approval by the Adviser and the Board of Trustees) and, in addition, shall comply with all applicable provisions of the “Federal Securities Laws” (as such term is defined in Rule 38a-1 under the 1940 Act); the asset diversification requirements set forth

[2]	Bracketed text to be included for GE Total Return Fund only.
[3]	Bracketed text to be included for GE Total Return Fund only.

under Section 851(b)(3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); the gross income qualification requirements as set forth under Section 851(b)(2) of the Code; the provisions of the Registration Statement of the Trust with respect to the Fund; the provisions of the organizational documents of the Trust, as the same may be amended from time to time; and Rule 206(4)-7 under the Advisers Act; and any other applicable provision of state, federal or foreign law to the extent violations of such law may adversely affect the Fund or the Adviser. The Sub-Adviser shall manage the Fund in a manner (i) that will make available sufficient cash for the Fund to pay dividends that satisfy the distribution requirements set forth in Section 852(a) of the Code and eliminate tax at the fund level under Section 852(a) and Section 4982(a) of the Code and (ii) that will permit the Fund to pay exempt-interest dividends within the meaning of Section 852(b)(5) of the Code.[4] The Sub-Adviser shall provide the Fund’s Chief Compliance Officer (“CCO”) with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits, during normal business hours, by the CCO with the Sub-Adviser as may be reasonably requested from time to time. The Sub-Adviser shall provide reasonable assistance to the Fund and the CCO in complying with Rule 38a-1 under the 1940 Act and, upon the request of the Fund and/or the CCO, including in connection with the CCO’s annual written report to the Board required pursuant to Rule 38a-1, the Sub-Adviser agrees to provide reports and certifications from the Sub-Adviser’s Chief Compliance Officer regarding: (i) the adequacy and operation of the Compliance Policies and Procedures and any material changes made or recommended to be made to those policies and procedures; and (ii) the effectiveness of their implementation.

(b)	Shall notify the Fund and Adviser regarding: (i) any material changes made to the Compliance Policies and Procedures since the date of the last report delivered pursuant to paragraph (a) of this Section 6; (ii) any material changes to the Compliance Policies and Procedures recommended as a result of the annual review conducted pursuant to Rule 38a-1 under the 1940 Act; and (iii) any (A) material violation of the Federal Securities Laws by the Sub-Adviser relating to the provision of the sub-advisory services provided under this Agreement; (B) material violation by the Sub-Adviser of the Compliance Policies and Procedures, the Fund’s or the Adviser’s policies and procedures to the extent such policies and procedures are previously provided to the Sub-Adviser, and to the extent the Board would reasonably need to know to oversee Fund compliance; and (C) known material weakness in the design or implementation of the Compliance Policies and Procedures. The Sub-Adviser shall provide the notice contemplated by clauses (i) and (ii) above within a reasonable period of time after the event giving rise to the notice, except that the Sub-Adviser shall promptly notify the Fund and the Adviser of any such events which may have a material effect upon the Sub-Adviser’s ability to perform its obligations under this Agreement. The Sub-Adviser shall provide the notice contemplated by clause (iii) above promptly after the event giving rise to such notice.

[4 Note: The text following romanette (ii) (and thus the reference to romanette (i)) should be included for GE Tax-Exempt Fund.] [GE: Please confirm that GE Tax-Exempt Fund is the only of the Funds that is tax-exempt.]

(c)	Shall exercise voting rights with respect to portfolio securities held by the Fund in accordance with written policies and procedures adopted by the Sub-Adviser, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance from the Securities and Exchange Commission and its staff relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of the Fund in a manner deemed by the Sub-Adviser to be in the best interests of the Fund pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser, as to its compliance with its Proxy Voting Policies and Procedures.

(d)	Agrees that it will maintain for the Fund all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request all in accordance with Rule 31a-3 under the 1940 Act, provided that the Sub-Adviser may retain a copy of those records for compliance purposes.

(e)	Agrees to regularly report to the Adviser on the investment program for the Fund and the issuers and securities represented in the Fund, and will furnish the Adviser, with respect to the Fund, such periodic and special reports as the Board and the Adviser may reasonably request or as may be required by applicable law.

(f)	Will be responsible for the preparation and filing of Schedule 13G and Form 13F with respect to the assets of the Fund reflecting holdings over which the Sub-Adviser and its affiliates have investment discretion.

(g)	Will comply with the Fund’s policy on selective disclosure of portfolio holdings of the Fund (the “Procedure for Compliance with Regulation FD”), as provided in writing to the Sub-Adviser and as may be amended from time to time. The Sub-Adviser agrees to provide a certification with respect to compliance with the Fund’s Procedure for Compliance with Regulation FD as may be reasonably requested by the Fund from time to time.

(h)	Shall promptly notify the Adviser and the Fund (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Sub-Adviser;

placed limitations upon its activities, functions or operations; suspended or revoked its registration or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and (iii) upon having a reasonable basis for believing that the Fund has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Sub-Adviser further agrees to notify in writing the Adviser and Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that should be but is not contained in the Registration Statement of the Trust, or any amendment or supplement thereto, or of any statement contained therein regarding the Sub-Adviser that becomes untrue in any material respect.

(i)	For the avoidance of doubt, the Sub-Adviser shall not be responsible for compliance by the Trust’s Board of Trustees or officers (including the Chief Compliance Officer) or by the Adviser with their respective obligations under the 1940 Act (including Rule 38a-1 under the 1940 Act), the Code, and the regulations thereunder, and under any federal, state or self-regulatory organization’s laws, rules, regulations or orders applicable to them.

7.	ADVISER REPRESENTATIONS AND WARRANTIES.

(a)	The Adviser represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the governing documents of the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) the Adviser has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by the Advisory Agreement; (iv) the Adviser will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (v) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b)	The Adviser agrees that it will, upon request, provide any information reasonably requested by the Sub-Adviser regarding the scope and coverage of the Adviser’s and the Trust’s errors and omissions and professional liabilities policy.

(c)	The Adviser represents and warrants to the Sub-Adviser that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to the term, words or initials “GE,” “GEAM,” “GE Asset Management,” “GEID,” “GE Investment Distributors” or “General Electric,” or to any derivative or confusingly similar name, or refer to or use any trade name or trademark owned or licensed by the Sub-Adviser or its affiliates including but not limited to the distinctive GE circular logo or slogans, in any disclosure, offering, advertising or marketing materials for the Fund, subject to the following exceptions: (a) with the Sub-Adviser’s prior written approval of material or forms of advertising or disclosure including those intended for repeated use, after a reasonable opportunity to review the proposed use or form, (b) naming GE Asset Management Incorporated or GEAM as the sub-adviser to the Fund or (c) to the limited extent required by rule, regulation or upon the request of a governmental authority.

8.	SUB-ADVISER REPRESENTATIONS AND WARRANTIES.

(a)	The Sub-Adviser represents and warrants to the Adviser that (i) the Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) the Sub-Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) the Sub-Adviser has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) the Sub-Adviser has the authority to enter into and perform the services contemplated by this Agreement; (v) the Sub-Adviser will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law), and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding on the Sub-Adviser; (vii) the Sub-Adviser has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association or is not required to file such exemption; and (viii) the Sub-Adviser is duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted. The Sub-Adviser will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

(b)	The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser has adopted a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such Code of Ethics, together with evidence of its adoption. Within 15 days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise reasonably requested, the president, Chief Operating Officer, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s Code of Ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s Code of Ethics. The Sub-Adviser further represents and warrants to the Adviser that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Sub-Adviser’s Code of Ethics.

(c)	The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser has provided the Fund and the Adviser with a copy of its Form ADV Part I and Part II, which as of the date of this Agreement is its Form ADV I as most recently filed with the SEC and promptly will furnish a copy of all amendments to its Form ADV Part I and Part II to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d)	The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser will promptly notify the Adviser of any change of control of the Sub-Adviser, including any change of its direct or indirect 25% shareholders, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio manager(s) of the Fund, in each case prior to or, to the extent prior notice is not practicable, promptly after such change. Notwithstanding the foregoing and subject upon the reasonable request of the Sub-Adviser to the terms of Section 14 of this Agreement, the Sub-Adviser will promptly notify the Adviser of any existing agreement, or upon entering into any agreement, that may result in a change in control of the Sub-Adviser. The Sub-Adviser will be liable to the Trust and the Adviser for all direct and indirect costs resulting from a change in control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, meetings of the Board of Trustees, revisions to prospectuses, statements of additional information and marketing materials in connection with the re-hiring of the Sub-Adviser.

(e)	The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage. The Sub-Adviser shall provide prior written notice to the Adviser if any claims will be made under its insurance policies to the extent they relate to the services provided hereunder. Further, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance to the extent related to the Sub-Adviser’s obligations under this Agreement.

(f)	The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Fund in its composite performance.

(g)	The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser shall act honestly, in good faith and in the best interests of the Fund including requiring any of its personnel with knowledge of the Fund’s activities to place the interest of the Fund ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund.

9.	LIMITATION OF LIABILITY.

THE SUB-ADVISER SHALL NOT BE LIABLE TO THE TRUST OR THE ADVISER FOR ANY LOSS SUFFERED BY THE FUND, THE TRUST OR ITS SHAREHOLDERS OR BY THE ADVISER IN CONNECTION WITH THE MATTERS TO WHICH THIS AGREEMENT RELATES, EXCEPT (A) A LOSS RESULTING FROM WILLFUL MISFEASANCE, BAD FAITH OR GROSS NEGLIGENCE ON ITS PART IN THE PERFORMANCE OF ITS DUTIES OR FROM RECKLESS DISREGARD BY IT OF ITS OBLIGATIONS AND DUTIES UNDER THIS AGREEMENT, AND (B) TO THE EXTENT OTHERWISE PROVIDED IN SECTION 36(B) OF THE 1940 ACT CONCERNING LOSS RESULTING FROM A BREACH OF FIDUCIARY DUTY WITH RESPECT TO THE RECEIPT OF COMPENSATION FOR SERVICES.

10.	INDEMNIFICATION.

(a)	By the Adviser. The Adviser agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) The Adviser’s breach of its duties under this Agreement; or

(ii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Adviser or any of its directors, officers or employees in the performance of the Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b)	By the Trust.

(i) The Trust agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act (each, a “Sub-Adviser Indemnitee”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to the Adviser or the Trust by the Sub-Adviser).

(ii) As to any matter disposed of by settlement or a compromise payment by such Sub-Adviser Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Sub-Adviser Indemnitee appears to have acted in good faith in the reasonable belief that such Sub-Adviser Indemnitee’s action was in the best interests of the Trust and did not involve willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Sub-Adviser Indemnitee’s position (such conduct, “Disabling Conduct”). With respect to any action, suit or other proceeding voluntarily prosecuted by any Sub-Adviser Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Sub-Adviser Indemnitee was authorized by a majority of the full Board of Trustees of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(iii) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Sub-Adviser Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(c)	By the Sub-Adviser. The Sub-Adviser agrees to indemnify and hold the Adviser, its officers and directors, and any person who controls the Adviser within the meaning of Section 15 of the 1933 Act, and the Trust harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, any annual or semi-annual report to investors in the Fund, any other reports filed with the SEC or any marketing material of the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser in writing or provided to the Adviser or the Trust by the Sub-Adviser;

(ii) Sub-Adviser’s breach of its duties under this Agreement; or

(iii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Trust’s or the Adviser s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

11.	Duration and Termination of this Agreement.

A.	Duration. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following: (1) the approval of the Trust’s Board of Trustees, including approval by a vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, cast in person at a meeting called for the purpose of voting on such approval; and (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 11(c), so long as such continuance is approved at least annually (a) by either the Trust’s Board of Trustees or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and (b) in either event, by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

B.	Amendment. No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. No material amendment to this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities, unless the Trust receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff permitting it to modify the Agreement without such vote (including but not limited to the interpretation thereof that amendments that do not increase the compensation of the Sub-Adviser or otherwise fundamentally alter the relationship of the Trust with the Sub-Adviser do not require shareholder approval if approved by the requisite majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust).

C.	Termination. This Agreement may be terminated (i) at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, (ii) at any time, without payment of a penalty, by the Adviser (1) upon no less than 60 days’ prior written notice to the Sub-Adviser; (2) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in this Agreement; or (3) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund, or (iii) by the Sub-Adviser upon no less than 60 days’ prior written notice to the Adviser. All rights to compensation under this Agreement shall survive the termination of this Agreement. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.

D.	Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

12.	PROHIBITED CONDUCT.

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by the Adviser, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

13.	SERVICES NOT EXCLUSIVE.

The services of the Sub-Adviser to the Fund hereunder are not to be deemed exclusive, and the Sub-Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Sub-Adviser will undertake no activities that, in its reasonable good faith judgment, will adversely affect the performance of its obligations under this Agreement. In addition, the parties may enter into other agreements pursuant to which the Sub-Adviser provides administrative or other, non-investment advisory services to the Fund, and the Sub-Adviser may be compensated for such other services.

14.	CONFIDENTIALITY.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of the Adviser, the Trust or the Fund, now known or subsequently learned by the Sub-Adviser, provided that the Sub-Adviser may disclose Confidential Information to the extent reasonably necessary to perform its duties under this Agreement such as to broker-dealers, lawyers, accountants and other agents and, provided, further, Confidential Information may be disclosed to the extent required by law or by an order or decree of any court or other governmental authority; provided, however, that the Sub-Adviser will, if legally compelled to disclose such information: (i) provide the Adviser with prompt written notice of that fact so that the Adviser may attempt to obtain a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement; and (ii) endeavor to obtain assurance that confidential treatment will be accorded the information so disclosed. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to the Adviser, the Trust, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

In addition, the Adviser and the Sub-Adviser each agree, during the term of this Agreement, not to (and to cause its respective affiliates and its and its affiliates’ directors, officers, employees, agents, advisors, financing sources and representatives not to) initiate or maintain contact (except for those contacts made in the ordinary course of business or in the course of performance of its obligations under this Agreement) with any officer, director, employee, or agent of the other party or its affiliates regarding the other party’s business, operations, prospects or finances, except with the other party’s express written consent. In addition, each of the Adviser and the Sub-Adviser agree that, during the term of this Agreement, neither it nor any of its affiliates will, directly or indirectly, solicit the employment of or hire any current officer or employee of the other party or its affiliates with whom such party comes into contact in connection with the performance of its obligations under this Agreement, but only for so long as such officer or employee is employed by the other party or its affiliates. The phrase “solicit the employment of” (and any hiring resulting from such solicitation) shall not be deemed to include (i) general solicitation of employment not specifically directed towards employees of the other party or (ii) responding to unsolicited requests for employment.

15.	NOTICES.

Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices. Until further notice to the other party, the address of the Trust and the Adviser for this purpose shall be 13455 Noel Road, Suite 800, Dallas, Texas 75240 and the address of the Sub-Adviser for this purpose shall be 3001 Summer Street, Stamford, Connecticut 06904, Attention: General Counsel.

16.	GOVERNING LAW; SEVERABILITY; COUNTERPARTS.

This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that applicable law of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

17.	MISCELLANEOUS.

Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

HIGHLAND FUNDS ASSET MANAGEMENT, L.P.

By:	Strand Advisors XVI, Inc., its general partner

By:
Name: Title:

[GE FUNDS], SOLELY WITH RESPECT TO SECTION 10(b) OF THIS AGREEMENT

By:
Name: Title:

GE ASSET MANAGEMENT INCORPORATED

By:
Name: Title:

APPENDIX C

FORM OF SUB-ADVISORY AGREEMENT FOR GE SMALL-CAP EQUITY

BETWEEN HIGHLAND AND PALISADE

[GE FUNDS]

[GE SMALL-CAP EQUITY FUND]

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of [                    ], by and among HIGHLAND FUNDS ASSET MANAGEMENT, L.P.(“HFAM”), a Delaware limited partnership, [GE FUNDS], a Massachusetts business trust (“Trust”), on behalf of the [GE SMALL-CAP EQUITY FUND] (“Fund”), a series of the Trust, solely with respect to Section 13(b) of this Agreement, and PALISADE CAPITAL MANAGEMENT LLC, a New Jersey limited liability company (“Sub-Adviser”).

RECITALS

WHEREAS, HFAM has entered into an Investment Advisory and Administration Agreement dated [                    ] (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Trust;

WHEREAS, pursuant to Section 2 of the Advisory Agreement, HFAM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, HFAM wishes to retain the Sub-Adviser to furnish certain investment advisory services to HFAM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Trustees, HFAM may retain additional sub-advisers to furnish similar investment advisory services to HFAM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements; and

WHEREAS, HFAM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.

HFAM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by HFAM, which may be changed from time to time at the sole discretion of HFAM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust, the Fund or HFAM in any way or otherwise be deemed an agent of the Trust, the Fund or HFAM.

2.	Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of HFAM and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with HFAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement, the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide HFAM and the Board with such periodic reports and documentation as HFAM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement (as defined below) and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Trust’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Trust’s Agreement and Declaration of Trust and By-Laws, if any, (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with:

(i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Trust or HFAM as provided to the Sub-Adviser (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets are inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. HFAM shall promptly notify the Sub-Adviser of changes to (i), (ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund’s only assets, to ensure that the Fund: (A) satisfies the asset diversification and gross income qualification requirements as set forth under sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and (B) complies with the diversification requirements of Section 817(h) of the Code and regulations thereunder [as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued].

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by Sub-Adviser. For that limited purpose, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from HFAM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of the 1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of HFAM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trust for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Trust are the property of the Trust and further agrees to surrender the same to HFAM or the Trust upon HFAM’s or the Trust’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and HFAM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or HFAM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Trust, HFAM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and HFAM economic and investment analyses and reports, information required in the Registration Statement and information necessary for HFAM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by HFAM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and HFAM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Trust’s accounting services agent or HFAM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or HFAM is promptly notified of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h) At such times as shall be reasonably requested by HFAM, the Sub-Adviser shall review and certify in writing that the information stated in the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify HFAM of any change of control of the Sub-Adviser, including any change of its 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify HFAM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j) The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed or verified at least annually by an independent accounting firm.

(k) Unless HFAM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of the Fund as may be necessary or advisable in connection with any matters submitted to a vote of the shareholders of an issuer held by the Fund and shall provide HFAM with its proxy voting procedures and guidelines and any amendments thereto.

3.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.	Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by HFAM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund. HFAM shall provide Sub-Adviser the list of such investment advisory firm prior to the effectiveness of this Agreement.

6.	Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, HFAM shall pay the Sub-Adviser no later than the twentieth (20th) business day following the end of each calendar month, a fee based on the net assets attributable to the aggregate Allocated Assets of the Fund, as provided in Schedule A to the Agreement.

7.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with HFAM and the Trust and its trustees and officers, including the Trust’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Trust’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, HFAM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i)	submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii)	submit to the Board for its consideration and approval, annually (and at such other times as the Trust may reasonably request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii)	provide reports discussing the Sub-Adviser’s compliance program as reasonably requested by HFAM and special reports in the event of material compliance matters;

(iv)	permit HFAM and the Trust and its trustees and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose HFAM and the Trust to compliance risks or lead to a violation by the Trust, HFAM or the Sub-Adviser of the federal securities laws;

(v)	provide HFAM, the Trust and its trustees and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi)	make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as HFAM and the Trust and its trustees and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.	Annual Contract Renewals.

This Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board of the Fund. As such, the Sub-Adviser agrees to cooperate fully with HFAM and the Trust to provide the Board with any and all relevant information that will enable the Board to make an informed determination as to whether to renew the Agreement for the ensuing year. In that regard, the Sub-Adviser agrees to provide the Board on an annual basis with such relevant information that includes, but is not limited to, the following:

(a) information confirming the financial condition of the Sub-Adviser and the Sub-Adviser’s profitability derived from its relationship with the Fund;

(b) a description of the personnel and services provided by the Sub-Adviser;

(c) information on compliance matters;

(d) comparative information on investment performance and advisory fees;

(e) information regarding brokerage and portfolio transactions; and

(f) information on current legal matters.

9.	Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify HFAM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide HFAM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to HFAM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and HFAM pursuant to Rule 17j-1(c)(2) under the 1940 Act, and upon a reasonable written request from HFAM, furnish to HFAM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement

(c) The Sub-Adviser certifies that the information stated in each of the most current Post Effective Amendment to the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets and its performance history is true, correct and complete to the best of its knowledge.

10.	Representations and Warranties of HFAM.

HFAM represents, warrants and agrees that HFAM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by HFAM of this Agreement does not contravene or constitute a default under any agreement binding upon HFAM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify HFAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity

Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

11.	Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties. Likewise, the Sub-Adviser agrees to notify HFAM of any change of control of Sub-Adviser, including any change of its general partner or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, including in particular portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after notice of such change.

12.	Limitation Of Liability.

The Sub-Adviser shall not be liable to the Trust or HFAM for any loss suffered by the Fund, the Trust or its shareholders or by HFAM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; provided, however, that with respect to subsection (b) above, the Sub-Adviser shall not be liable to the Trust or HFAM for any loss in excess of its proportional share of any loss suffered by the Trust or HFAM in connection with a Section 36(b) claim. Notwithstanding the foregoing, Sub-Adviser shall be liable for any loss suffered by the Fund, the Trust or its shareholders or by HFAM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

13.	Indemnification.

(a) HFAM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) HFAM’s breach of its duties under this Agreement; or

(ii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of HFAM or any of its trustees, officers or employees in the performance of HFAM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Trust agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to HFAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold HFAM, its officers and trustees, and any person who controls HFAM within the meaning of Section 15 of the 1933 Act, and the Trust harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to HFAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii) Sub-Adviser’s breach of its duties under this Agreement; or

(iii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Trust’s or HFAM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

14.	Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and HFAM pursuant to Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15.	Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by HFAM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 9 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to HFAM. This Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

16.	Change of Control of the Sub-Adviser.

The Sub-Adviser will be liable to the Trust and HFAM for all reasonable direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, revisions to prospectuses, statements of additional information and marketing materials, and the hiring of another sub-adviser to the Fund. The understandings and obligations set forth in this Section 16 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

17.	Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of HFAM, the Trust or the Fund, now known or subsequently learned by the Sub-Adviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, which directly relates to HFAM, the Trust, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

18.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Trust receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

19.	Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

HIGHLAND FUNDS ASSET MANAGEMENT, L.P.

BY:
Name:
Title:

[GE FUNDS], ON BEHALF OF [GE SMALL-CAP EQUITY FUND], A SERIES OF [GE FUNDS], SOLELY WITH RESPECT TO SECTION 13(b) OF THIS AGREEMENT

BY:
Name:
Title:

PALISADE CAPITAL MANAGEMENT LLC

BY:
Name:
Title:

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

The foregoing breakpoints and the annual rate to be paid by HFAM to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of the Fund.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) business days of the date of termination.

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT FOR GE SMALL-CAP

EQUITY BETWEEN HIGHLAND AND CHAMPLAIN

[GE FUNDS]

[GE SMALL-CAP EQUITY FUND]

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of [            ], by and among HIGHLAND FUNDS ASSET MANAGEMENT, L.P. (“HFAM”), a Delaware limited partnership, [GE FUNDS], a Massachusetts business trust (“Trust”), on behalf of the [GE SMALL-CAP EQUITY FUND] (“Fund”), a series of the Trust, solely with respect to Section 13(b) of this Agreement, and CHAMPLAIN INVESTMENT PARTNERS, LLC, a Delaware company (“Sub-Adviser”).

RECITALS

WHEREAS, HFAM has entered into an Investment Advisory and Administration Agreement dated [            ] (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Trust;

WHEREAS, pursuant to Section 2 of the Advisory Agreement, HFAM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, HFAM wishes to retain the Sub-Adviser to furnish certain investment advisory services to HFAM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Trustees, HFAM may retain additional sub-advisers to furnish similar investment advisory services to HFAM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements; and

WHEREAS, HFAM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.

HFAM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by HFAM, which may be changed from time to time at the sole discretion of HFAM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust, the Fund or HFAM in any way or otherwise be deemed an agent of the Trust, the Fund or HFAM.

2.	Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of HFAM and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with HFAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement, the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide HFAM and the Board with such periodic reports and documentation as HFAM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement (as defined below) and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Trust’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Trust’s Agreement and Declaration of Trust and By-Laws, if any, (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Trust or HFAM as provided to the Sub-Adviser (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets is inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. HFAM shall promptly notify the Sub-Adviser of changes to (i),

(ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund’s only assets, to ensure that the Fund: (A) satisfies the asset diversification and gross income qualification requirements as set forth under sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and (B) complies with the diversification requirements of Section 817(h) of the Code and regulations thereunder [as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued].

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by it. For that limited purpose, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”) or the staff thereof, the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from HFAM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of the 1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of HFAM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trust for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Trust are the property of the Trust and further agrees to surrender the same to HFAM or the Trust upon HFAM’s or the Trust’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and HFAM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or HFAM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Trust, HFAM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and HFAM economic and investment analyses and reports, information required in the Registration Statement and information necessary for HFAM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by HFAM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and HFAM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Trust’s accounting services agent or HFAM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or HFAM is promptly notified of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h) At such times as shall be reasonably requested by HFAM, the Sub-Adviser shall review and certify in writing that the information stated in the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify HFAM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify HFAM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j) The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed or verified at least annually by an independent accounting firm.

(k) Unless HFAM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of the Fund as may be necessary or advisable in connection with any matters submitted to a vote of the shareholders of an issuer held by the Fund and shall provide HFAM with its proxy voting procedures and guidelines and any amendments thereto.

3.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.	Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by HFAM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

6.	Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, HFAM shall pay the Sub-Adviser no later than the ninetieth (90th) day following the end of each calendar quarter, a fee based on the net assets attributable to the aggregate Allocated Assets of the Fund, as provided in Schedule A to the Agreement.

7.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with HFAM and the Trust and its trustees and officers, including the Trust’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Trust’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, HFAM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i)	submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii)	submit to the Board for its consideration and approval, annually (and at such other times as the Trust may request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii)	provide periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(iv)	permit HFAM and the Trust and its trustees and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose HFAM and the Trust to compliance risks or lead to a violation by the Trust, HFAM or the Sub-Adviser of the federal securities laws;

(v)	provide HFAM, the Trust and its trustees and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi)	make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as HFAM and the Trust and its trustees and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.	Annual Contract Renewals.

This Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board of the Fund. As such, the Sub-Adviser agrees to cooperate fully with HFAM and the Trust to provide the Board with any and all relevant information that will enable the Board to make an informed determination as to whether to renew the Agreement for the ensuing year. In that regard, the Sub-Adviser agrees to provide the Board on an annual basis with such relevant information that includes, but is not limited to, the following:

(a) information confirming the financial condition of the Sub-Adviser and the Sub-Adviser’s profitability derived from its relationship with the Fund;

(b) a description of the personnel and services provided by the Sub-Adviser;

(c) information on compliance matters;

(d) comparative information on investment performance and advisory fees;

(e) information regarding brokerage and portfolio transactions; and

(f) information on current legal matters.

9.	Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify HFAM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide HFAM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to HFAM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. Upon the written request from HFAM, the Sub-Adviser shall permit HFAM, its employees or its agents to examine the reports made to the Sub-Adviser pursuant to Rule 204A-1(b) under the Advisers Act and Rule 17j-1(c)(2) under the 1940 Act and all other records relevant to the Sub-Adviser’s code of ethics.

(c) The Sub-Adviser certifies that the information stated in each of the most current Post Effective Amendment to the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets and the Sub-Adviser’s performance history is true, correct and complete to the best of its knowledge.

(d) The Sub-Adviser will provide HFAM with a minimum investment management capacity of              in the aggregate, to provide investment advisory services on behalf of the small-cap equity mutual funds (including the Fund) managed by HFAM and sub-advised by the Sub-Adviser.

10.	Representations and Warranties of HFAM.

HFAM represents, warrants and agrees that HFAM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by HFAM of this Agreement does not contravene or constitute a default under any agreement binding upon HFAM; (v) will promptly notify the Sub- Adviser of the occurrence of any event that would disqualify HFAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

11.	Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties. Likewise, the Sub-Adviser agrees to notify HFAM of any change of control of Sub-Adviser, including any change of its general partner or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, including in particular portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after notice of such change.

12.	Limitation Of Liability.

The Sub-Adviser shall not be liable to the Trust or HFAM for any loss suffered by the Fund, the Trust or its shareholders or by HFAM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, Sub-Adviser shall be liable for any loss suffered by the Fund, the Trust or its shareholders or by HFAM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

13.	Indemnification.

(a) HFAM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) HFAM’s breach of its duties under this Agreement; or

(ii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of HFAM or any of its directors, officers or employees in the performance of HFAM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Trust agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to HFAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold HFAM, its officers and directors, and any person who controls HFAM within the meaning of Section 15 of the 1933 Act, and the Trust harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to HFAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii) Sub-Adviser’s breach of its duties under this Agreement; or

(iii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Trust’s or HFAM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

14.	Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and HFAM pursuant to Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15.	Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by HFAM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 9 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to HFAM. This Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

16.	Change of Control of the Sub-Adviser.

The Sub-Adviser will be liable to the Trust and HFAM for all direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, revisions to prospectuses, statements of additional information and marketing materials. The understandings and obligations set forth in this Section 16 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

17.	Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of HFAM, the Trust or the Fund, now known or subsequently learned by the Sub-Adviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to HFAM, the Trust, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

18.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Trust receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

19.	Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

HIGHLAND FUNDS ASSET MANAGEMENT, L.P.

BY:
Name: Title:

[GE FUNDS], ON BEHALF OF [GE SMALL-CAP EQUITY FUND], A SERIES OF [GE FUNDS], SOLELY WITH RESPECT TO SECTION 13(b) OF THIS AGREEMENT

BY:
Name: Title:

CHAMPLAIN INVESTMENT PARTNERS LLC

BY:
Name: Title:

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

The foregoing breakpoints and the annual rate to be paid by HFAM to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of the Fund.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within ninety (90) days of the date of termination.

APPENDIX E

ADDITIONAL INFORMATION ABOUT THE SUB-ADVISERS

Additional Information About GEAM

The business address for each director and officer of GEAM is c/o GE Asset Management, 3001 Summer Street, Stamford, Connecticut 06905.

Name	Principal Occupation
James W. Ireland, III	Chairman of the Board of Directors, President & Chief Executive Officer

Cheryl H. Beacock	Director, Senior Vice President - Human Resources

Daniel O. Colao	Director, Executive Vice President - Chief Financial Officer

Paul M. Colonna	Director, President & Chief Investment Officer - Fixed Income Investments

Michael J. Cosgrove	Director, President & CEO - Mutual Funds & Intermediary Business

Maureen B. Mitchell	Director, President - Institutional Sales & Marketing

Ralph R. Layman	Director, President & Chief Investment Officer - Public Equity Investments

Matthew J. Simpson	Director, Executive Vice President - General Counsel & Secretary

Judith A. Studer	Director, Executive Vice President - Chief Market Strategist

Donald W. Torey	Director, President & Chief Investment Officer - Alternative Investments

John J. Walker	Director, Executive Vice President - Chief Operations Officer

David W. Wiederecht	Director, President & Chief Investment Officer - Investment Strategies

Set forth below are the investment companies for which GEAM serves as investment adviser that have similar investment objectives to one or more of the Funds.

GE Institutional Funds

	Net Assets as of 9/30/10 [To be provided in definitive Proxy statement.]	Management Fee[1]	Fee Waiver Currently in Effect
U.S. Equity Fund		First $25 million of average daily net assets 0.55% Next $25 million of average daily net assets 0.45% Over $50 million of average daily net assets 0.35%	No
Core Value Equity Fund		First $25 million of average daily net assets 0.55% Next $25 million of average daily net assets 0.45% Over $50 million of average daily net assets 0.35%	No
Premier Growth Equity Fund		First $25 million of average daily net assets 0.55% Next $25 million of average daily net assets 0.45% Over $50 million of average daily net assets 0.35%	No
Small-Cap Equity Fund		First $250 million of average daily net assets 0.95% Next $250 million of average daily net assets 0.90% Over $500 million of average daily net assets 0.85%	No
International Equity Fund		First $25 million of average daily net assets 0.75% Next $50 million of average daily net assets 0.65% Over $75 million of average daily net assets 0.55%	No
Income Fund

First $25 million of average daily net assets     0.35%

Next $25 million of average daily net assets     0.30%

Next $50 million of average daily net assets     0.25%

Over $100 million of average daily net assets     0.20%

No
Strategic Investment Fund		First $25 million of average daily net assets 0.45% Next $25 million of average daily net assets 0.40% Over $50 million of average daily net assets 0.35%	No
Money Market Fund

First $25 million of average daily net assets     0.25%

Next $25 million of average daily net assets     0.20%

Next $50 million of average daily net assets     0.15%

Over $100 million of average daily net assets     0.10%

Yes

GE Investments Funds, Inc.

	Net Assets as of 9/30/10 [To be provided in definitive Proxy statement.]	Management Fee	Fee Waiver Currently in Effect
U.S. Equity Fund		0.55%	No
Core Value Equity Fund		0.65%	No
Premier Growth Equity Fund		0.65%	No
Small-Cap Equity Fund		0.95%	No
International Equity Fund		First $100 million of average daily net assets 1.00% Next $100 million of average daily net assets 0.95% Over $200 million of average daily net assets 0.90%	Yes
Income Fund		0.50%	No
Total Return Fund		0.50%	Yes
Money Market Fund

First $100 million of average daily net assets     0.50%

Next $100 million of average daily net assets     0.45%

Next $100 million of average daily net assets     0.40%

Next $100 million of average daily net assets     0.35%

Over $100 million of average daily net assets     0.30%

			Yes

[1]

The GE Institutional Funds’ management fee is intended to be a “unitary” fee that includes all operating expenses payable by the Fund, except for fees and expenses associated with the GE Institutional Funds’ independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes).

Elfun Funds

	Net Assets of the Elfun Funds as of 9/30/10 [To be provided in definitive Proxy statement.]	Fee Rate for the Elfun Funds*	Fee Waiver Currently in Effect
Elfun Trusts		0.16%	No
Elfun International Equity Fund		0.11%	No
Elfun Income Fund		0.13%	No
Elfun Tax-Exempt Fund		0.13%	No
Elfun Diversified Fund		0.14%	No
Elfun Money Market Fund		0.13%	No

*	The Elfun Funds are managed at cost and may vary from year to year from the rates shown. The management and administration fee charged to these Funds by GEAM is the reasonable cost, both direct and indirect, incurred by GEAM in providing advisory and administration services.

GE Savings and Securities Program

	Net Assets as of 9/30/10 [To be provided in definitive Proxy statement.]	Fee Rate*	Fee Waiver Currently in Effect
GE S&S Program Mutual Fund		0.19%	No
GE S&S Income Fund		0.19%	No

*	These Funds are managed at cost and may vary from year to year from the rates shown. The management and administration fee charged to these Funds by GEAM is the reasonable cost, both direct and indirect, incurred by GEAM in providing advisory and administration services.

	Net Assets as of 9/30/10 [To be provided in definitive Proxy statement.]	Fee Rate	Fee Waiver Currently in Effect
PNC International Equity Fund		First $50 million 0.60% Next $50 million 0.55% Next $50 million 0.45% Over $150 million 0.40%	No
Transamerica Partners Money Market Portfolio		0.05%	No

Additional Information About Palisade Capital Management L.L.C.

Palisade Capital Management, L.L.C. (“Palisade”) is privately owned and independently managed by its principals, and has its main office of business at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024.

Set forth below are the names and titles of Palisade’s senior officers and principals. The address of each individual is the same as the principal office of Palisade.

Name	Title
Martin L. Berman*	Chairman and Chief Executive Officer and Principal

Steven E. Berman	Vice Chairman and Principal

Jack Feiler*	President and Chief Investment Officer and Principal

Jeffrey D. Serkes*	Chief Operating Officer and Principal

Dennison T. Veru*	Executive Vice President and Co-Chief Investment Officer and Principal

Brian K. Fern	Chief Financial Officer

Bradley R. Goldman, Esq.	General Counsel and Chief Compliance Officer

*	Indicates a 10% or greater holder of voting ownership interests in Palisade.

Palisade’s standard fee schedule for separately managed small-cap accounts of $75 million in an initial fund is as follows:

Annual Advisory Fee	Asset Level
1.00%	First $10 Million
0.90%	Next $20 Million
0.80%	Next $20 Million
0.70%	Next $50 Million
0.60%	Next $100 Million
0.50%	Assets above $200 Million

Palisade acts as one of four investment sub-advisers to the following registered investment companies, which have a similar objective to the GE Small-Cap Equity Fund:

Fund Name	Net Assets*	Sub-Advisory Fee Rate		Fee Waiver
GE Institutional Small-Cap Equity Fund	$655,885,763	*	*	No
GE Investments Funds, Inc. Small-Cap	$46,695,074	*	*	No

*	As of September 30, 2010.
**	Pursuant to a manager of managers exemptive order received from the U.S. Securities and Exchange Commission, the Small-Cap Equity Funds are not required to disclose sub-advisory fee rates.

Palisade also manages the small-cap allocation of the GE Investments Funds, Inc. Total Return Fund with $xxx in net assets as of September 30, 2010.

The Fund, or Palisade on behalf of the Fund, does not execute portfolio transactions through affiliated brokers. Palisade may direct client orders to broker-dealers in recognition of research and/or execution services furnished by them, within the Section 28(e) “Safe Harbor” of the Securities Exchange Act of 1934. For the fiscal year ended September 30, 2010, the Fund did not pay brokerage commissions to any affiliated broker-dealer.

None of the current directors or officers of the Fund currently holds an office with, or is employed by, Palisade, or has purchased or sold securities or ownership interests of Palisade, its parent, or subsidiaries (if any) during the Fund’s most recently completed fiscal year.

Additional Information About Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”) has its principal office located at 346 Shelburne Road, 6th Floor, Burlington, Vermont 05401.

Set forth below are the names and titles of the senior officers and partners of Champlain. Unless otherwise indicated, the address of each individual is the same as the principal office of Champlain.

Name	Title
Scott T. Brayman, CFA*	Managing Partner / Chief Investment Officer

Daniel Butler, CFA	Analyst / Partner

Van Harissis, CFA*	Analyst / Partner

Deborah R. Healey*	Trader / Partner

Mary E. Michel	Director of Consultant Relations / Partner

Wendy K. Nunez	Chief Compliance Officer and Director of Operations / Partner

Judith W. O’Connell*	Managing Partner / Chief Operating Officer

David M. O’Neal, CFA*	Analyst / Partner

*	Indicates a 10% or greater holder of ownership interests in Champlain

Champlain currently serves as an investment adviser to the Champlain Small Company Fund, which has a similar investment objective to that of the Fund. As of September 30, 2010, the Champlain Small Company Fund had approximately $689.5 million in assets. For its advisory services to the Champlain Small Company Fund, Champlain receives compensation in the amount of 0.90% of average net assets per annum, payable quarterly. Champlain does not currently waive its advisory fees with respect to the management of the Champlain Small Company Fund, but has agreed to limit the total operating expense of the Champlain Small Company Fund to 1.40% per annum.

Champlain also acts as investment sub-adviser to the following registered investment companies, which have a similar objective to the GE Small-Cap Equity Fund:

Fund Name	Net Assets*	Sub-Advisory Fee Rate		Fee Waiver
GE Institutional Small-Cap Equity Fund	$249.9 million	*	*	No
GE Investments Funds, Inc. Small-Cap	$18.7 million	*	*	No

*	As of September 30, 2010.

**	Pursuant to a manager of managers exemptive order received from the U.S. Securities and Exchange Commission, the Small-Cap Equity Funds are not required to disclose sub-advisory fee rates.

Champlain has soft dollar arrangements through which it receives research, data and use of software based on standard practices of the brokerage community. In connection with its services as sub-adviser to the GE Small-Cap Equity Fund, the dollar value of these benefits has been nominal. Champlain does not execute portfolio transactions through affiliated brokers.

None of the current directors or officers of the Fund currently holds an office with, or is employed by, Champlain, or has purchased or sold securities or ownership interests of Champlain, its parent, or subsidiaries (if any) during the Fund’s most recently completed fiscal year.

Appendix F

INFORMATION ABOUT THE FUNDS’ OFFICERS

The business address for each officer of the Funds is c/o GE Asset Management, 3001 Summer Street, Stamford, Connecticut 06905. It is expected that the Nominees, if elected, would appoint new officers for the Funds.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Michael J. Cosgrove 60	Chairman of the Board and President	Until successor is elected and qualified – 15 years	President and Chief Executive Officer – Mutual Funds & Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988	51	Chairman of the Board and President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee, GE Volunteers since 1993, Director, GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds plc. since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998.

Matthew J. Simpson 48	Trustee and Executive Vice President	Until successor is elected and qualified – 2 years	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.	51	Trustee and Executive Vice President of GE Institutional Funds since July 2007. Director of GE Investments Funds, Inc. since July 2007; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007.

Eunice Tsang 50	Treasurer	Until successor is elected and qualified – less than one year	GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning and Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.	N/A	N/A

JoonWon Choe 41	Vice President & Secretary	Until successor is elected and qualified – Vice President and Secretary – less than 1 year	Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.	N/A	N/A

[1]

For purposes of this chart “Fund Complex” includes GE Funds, GE Institutional Funds, GE Investments Funds, Inc., Elfun Diversified Fund, Elfun International Equity Fund, Elfun Income Fund, Elfun Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, General Electric S&S Program Mutual Fund, and General Electric S&S Income Fund.

Exhibit G

Information Relating to the Audit Committee of the Board

Audit Committee Report

The Audit Committee and Board have selected KPMG LLP (“KPMG”) to continue to provide audit, accounting and related services to the Funds for the fiscal year beginning October 1, 2010. KPMG’s business address is 99 High Street, Boston, Massachusetts 02110.

[To be provided in definitive Proxy Statement]

Representatives of KPMG are not expected to be at the Meeting to answer questions relating to the services provided to the Funds. However, a representative could be contacted during the Meeting if any matter were to arise requiring assistance.

Audit Committee Pre-Approval Policies and Procedures [To be updated in definitive Proxy Statement]

The Audit Committee of the Board is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ independent registered public accounting firm (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that set forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the Independent Trustees, and, in connection therewith, shall evaluate the independence of the Auditor, including:

(i)

an evaluation of whether the Auditor provides any consulting services to the Funds’ investment adviser and the extent to which the Auditor provides non-audit services to the Funds’ investment adviser and certain other affiliated service providers (“Covered Affiliate”)[1], which services are not subject to the pre-approval requirements set forth in Section 4 below;

[1]

A Covered Affiliate includes (1) the Funds’ investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser); (2) the Funds’ principal underwriter; and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X.

(ii)	an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and

(iii)	monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Funds’ audits and any partner responsible for the reviewing the Funds’ audits.

The Audit Committee shall review the Auditor’s specific representations as to its independence.

(ii)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the 1940 Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

Percentage of Audit Related Fees, Tax Fees and All Other Fees Approved by Audit Committee Pursuant to the Pre-Approval Policies and Procedures. [            ] were charged during 2009 or 2010 for audit related, tax or other services as indicated in the chart titled “Fees Paid to Independent Accountants” above.

[To be provided in definitive Proxy Statement]

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and any Service Affiliate2 for the Reporting Periods were $0 in 2009 and $[    ] in 2010.

[To be provided in definitive Proxy Statement]

Auditor Independence. There were $[            ] in non-audit services rendered to Service Affiliates in the last two fiscal years that were not pre-approved. The Audit Committee believes that the rendering of these services was compatible with maintaining the Auditor’s independence.

[To be provided in definitive Proxy Statement]

[2]

A “Service Affiliate” includes: (1) the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and (2) any entity controlling, controlled by, or under comment control with the investment adviser that provides ongoing services to the Registrant.

[PROXY TABULATOR	VOTE BY INTERNET: [www.proxyvote.com]
UPDATE ADDRESS]	Use the internet to vote your proxy up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy ballot in hand when you access the website and then follow the instructions.
VOTE BY PHONE: [1-800-690-6903]
Use any touch-tone telephone to vote your proxy up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy ballot in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy ballot and return it in the postage-paid envelope we have provided or return it to [GE Asset Management, c/o The Altman Group, [Update Address]].

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [CODE] KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the GE Funds will be held on December [    ], 2010 at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at [10:00 a.m.], Eastern time, or any adjournment(s) thereof.

The Meeting will be held for the following purposes:								FOR	AGAINST	ABSTAIN
To vote all proposals in accordance with management recommendations, please check the box to the right.			☐			A.	Amendment of all of the Funds’, except GE Small-Cap Equity Fund’s and GE Total Return Fund’s, fundamental investment policies on senior securities to allow the Funds to issue senior securities to the extent allowed by each Fund’s fundamental policy on borrowing or by applicable law.	☐	☐	☐
To vote each proposal separately, please use these boxes.			FOR	AGAINST	ABSTAIN
1.

To approve a new investment advisory agreement for each Fund with Highland Funds Asset Management, L.P. (“Highland”) to replace the current advisory agreement between each Fund and GE Asset Management Incorporated (“GEAM”).

			☐	☐	☐
						B.	Amendment of all of the Funds’, except GE Total Return Fund’s, fundamental investment policies on real estate investments to allow each Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to each Fund’s other investment policies and applicable law.	☐	☐	☐
2.	To approve new sub-advisory agreements between Highland and GEAM, and new sub-advisory agreements between Highland and certain of GE Small-Cap Equity Fund’s existing sub-advisers, as follows:
	A.	A new sub-advisory agreement with GEAM for each Fund, except GE Small-Cap Equity Fund;	☐	☐	☐	C.	Amendment of all of the Funds’, except GE Total Return Fund’s, fundamental policies on making loans to allow each Fund to lend its assets or money to other persons under certain limited circumstances.	☐	☐	☐
	B.	A new sub-advisory agreement for GE Small-Cap Equity Fund with its existing sub-adviser, Palisade Capital Management LLC; and	☐	☐	☐	D.	Amendment of all of the Funds’, except GE Total Return Fund’s, fundamental investment policies on borrowing to allow each Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.	☐	☐	☐
	C.	A new sub-advisory agreement for GE Small-Cap Equity Fund with its existing sub-adviser, Champlain Investment Partners, LLC.	☐	☐	☐
3.	To elect five (5) new trustees to the Board of Trustees of the Trust.		☐	☐	☐	E.

Amendment of all of the Funds’, except GE Small-Cap Equity Fund’s and GE Total

Return Fund’s, fundamental investment policies on diversification to allow each Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.

								☐	☐	☐
4.

To approve the implementation of a “manager of managers” structure, whereby Highland (subject to shareholder approval of Proposal 1) would be given increased flexibility to enter into and materially amend sub-advisory agreements without shareholder approval.

			☐	☐	☐
5.	To approve changes to certain of the fundamental investment policies of certain of the Funds, as follows:

		FOR	AGAINST	ABSTAIN
F.

Amendment of all of the Funds’, except GE Tax-Exempt Fund’s and GE Total Return Fund’s, fundamental investment policies on concentration of investments, to prevent each Fund from making investments that would result in the concentration of that Fund’s assets in securities of issuers in any one industry.

		☐	☐	☐
G.

Amendment of all of the Funds’, except GE Total Return Fund’s, fundamental investment policies on investments in commodities to allow each Fund to invest in commodities to the extent allowed by each Fund’s other investment policies and applicable law.

		☐	☐	☐
6.	To transact any other business as may properly come before the Meeting, or any adjournments or postponements thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR

YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER

INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, “FOR” EACH PROPOSAL.

PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY. PROXY BALLOTS

MUST BE RECEIVED BY [                    ], 2010 TO BE COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [www.proxyvote.com].

[Code]

GE FUNDS

SPECIAL MEETING OF SHAREHOLDERS

DECEMBER [    ], 2010

PROXY SOLICITED ON BEHALF OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Funds (the “Funds”), hereby appoints Jeanne M. LaPorta and Joon Won Choe each of them separately, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Funds to be held on December [    ], 2010 at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at [10:00 a.m.], Eastern time, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of beneficial interest of the Funds which the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE SIGN ON REVERSE SIDE

[Code]